Exhibit 10.2 BIDFAIR MERGERIGHT INC., as Issuer, BIDFAIR HOLDINGS INC., as Parent Guarantor, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee, Paying Agent, Transfer Agent, Registrar and Notes Collateral Agent INDENTURE Dated as of October 2, 2019 7.375% Senior Secured Notes due 2027 EU-DOCS\26039728.6

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE ......................................... 1 Section 1.01 Definitions. ....................................................................................................... 1 Section 1.02 Other Definitions. ........................................................................................... 49 Section 1.03 Rules of Construction. .................................................................................... 51 ARTICLE 2 THE NOTES .................................................................................................................... 51 Section 2.01 Form and Dating. ............................................................................................ 51 Section 2.02 Execution and Authentication. ....................................................................... 52 Section 2.03 Transfer Agent, Registrar and Paying Agent. ................................................. 53 Section 2.04 Paying Agent not a party to this Indenture to Hold Money. ........................... 54 Section 2.05 Holder Lists. ................................................................................................... 54 Section 2.06 Transfer and Exchange. .................................................................................. 54 Section 2.07 Replacement Notes. ........................................................................................ 63 Section 2.08 Outstanding Notes. ......................................................................................... 63 Section 2.09 Treasury Notes. ............................................................................................... 64 Section 2.10 Temporary Notes. ........................................................................................... 64 Section 2.11 Cancellation. ................................................................................................... 64 Section 2.12 Defaulted Interest. .......................................................................................... 64 Section 2.13 Further Issues. ................................................................................................. 65 Section 2.14 Common Codes, ISIN and CUSIP Numbers. ................................................. 65 Section 2.15 Currency Indemnity. ....................................................................................... 65 Section 2.16 Deposit of Moneys.......................................................................................... 66 Section 2.17 Agents. ............................................................................................................ 66 ARTICLE 3 REDEMPTION ................................................................................................................ 66 Section 3.01 Notices to Trustee. .......................................................................................... 66 Section 3.02 Selection of Notes to Be Redeemed or Repurchased. .................................... 66 Section 3.03 Notice of Redemption. .................................................................................... 67 Section 3.04 Effect of Notice of Redemption. ..................................................................... 67 Section 3.05 Deposit of Redemption Price. ......................................................................... 68 Section 3.06 Notes Redeemed in Part. ................................................................................ 68 Section 3.07 Optional Redemption. ..................................................................................... 68 Section 3.08 Tender Offer Redemption. .............................................................................. 69 Section 3.09 Mandatory Redemption. ................................................................................. 69 Section 3.10 Special Mandatory Redemption; Escrow of Proceeds. ................................... 69 Section 3.11 Redemption for Changes in Taxes. ................................................................. 70 ARTICLE 4 COVENANTS ................................................................................................................. 71 Section 4.01 Payment of Notes............................................................................................ 71 Section 4.02 [Reserved]. ...................................................................................................... 71 Section 4.03 Change of Control. ......................................................................................... 71 Section 4.04 Limitation on Indebtedness and Issuance of Disqualified Stock and Preferred Stock. .............................................................................................. 73 Section 4.05 Limitation on Restricted Payments. ................................................................ 79 Section 4.06 Limitation on Liens. ....................................................................................... 86 Section 4.07 Limitation on Restrictions on Distributions from Restricted Subsidiaries. .................................................................................................... 86 Section 4.08 Limitation on Sales of Assets and Subsidiary Stock. ..................................... 89 Section 4.09 Limitation on Affiliate Transactions. ............................................................. 92 Section 4.10 Reports. ........................................................................................................... 95 Section 4.11 Suspension of Covenants on Achievement of Investment Grade Status. ............................................................................................................. 98 Section 4.12 [Reserved]. ...................................................................................................... 99 i EU-DOCS\26039728.6

Section 4.13 [Reserved]. ...................................................................................................... 99 Section 4.14 Compliance Certificate. .................................................................................. 99 Section 4.15 [Reserved]. ...................................................................................................... 99 Section 4.16 Additional Amounts. ...................................................................................... 99 Section 4.17 Additional Intercreditor Agreements. ........................................................... 101 Section 4.18 Impairment of Security Interests. ................................................................. 102 Section 4.19 Payments for Consents. ................................................................................ 103 Section 4.20 Lines of Business. ......................................................................................... 104 Section 4.21 Additional Guarantors. ................................................................................. 104 Section 4.22 Limitation on Parent Guarantor Activities. .................................................. 105 Section 4.23 Restrictions on Licensing Activities. ............................................................ 106 Section 4.24 Reserved Indebtedness. ................................................................................ 106 Section 4.25 Limited Condition Transaction. .................................................................... 106 Section 4.26 Completion of the Acquisition. .................................................................... 107 Section 4.27 Post-Completion Date Undertakings. ........................................................... 107 ARTICLE 5 SUCCESSOR COMPANY ............................................................................................ 108 Section 5.01 Merger and Consolidation of the Issuer. ....................................................... 108 Section 5.02 Merger and Consolidation of the Subsidiary Guarantors. ............................ 109 ARTICLE 6 DEFAULTS AND REMEDIES ..................................................................................... 110 Section 6.01 Events of Default. ......................................................................................... 110 Section 6.02 Acceleration. ................................................................................................. 113 Section 6.03 Other Remedies. ........................................................................................... 113 Section 6.04 Waiver of Past Defaults. ............................................................................... 114 Section 6.05 Control by Majority. ..................................................................................... 114 Section 6.06 Limitation on Suits. ...................................................................................... 114 Section 6.07 Rights of Holders to Receive Payment. ........................................................ 114 Section 6.08 Collection Suit by Trustee. ........................................................................... 115 Section 6.09 Trustee May File Proofs of Claim. ............................................................... 115 Section 6.10 Priorities. ...................................................................................................... 115 Section 6.11 Undertaking for Costs. .................................................................................. 115 Section 6.12 Waiver of Stay or Extension Laws. .............................................................. 116 Section 6.13 Restoration of Rights and Remedies. ............................................................ 116 Section 6.14 Rights and Remedies Cumulative. ................................................................ 116 Section 6.15 Delay or Omission Not Waiver. ................................................................... 116 ARTICLE 7 TRUSTEE ...................................................................................................................... 116 Section 7.01 Duties of Trustee. ......................................................................................... 116 Section 7.02 Rights of Trustee. ......................................................................................... 118 Section 7.03 Individual Rights of Trustee. ........................................................................ 120 Section 7.04 Trustee’s Disclaimer. .................................................................................... 120 Section 7.05 Notice of Defaults. ........................................................................................ 120 Section 7.06 [Reserved]. .................................................................................................... 120 Section 7.07 Compensation and Indemnity. ...................................................................... 120 Section 7.08 Replacement of Trustee. ............................................................................... 121 Section 7.09 Successor Trustee by Merger........................................................................ 122 Section 7.10 [Reserved]. .................................................................................................... 122 Section 7.11 Certain Provisions......................................................................................... 122 Section 7.12 Resignation of Agents. ................................................................................. 123 ARTICLE 8 DISCHARGE OF INDENTURE; DEFEASANCE ....................................................... 123 Section 8.01 Discharge of Liability on Notes; Defeasance. .............................................. 123 Section 8.02 Conditions to Defeasance. ............................................................................ 124 Section 8.03 Application of Trust Money. ........................................................................ 125 Section 8.04 Repayment to Issuer. .................................................................................... 125 Section 8.05 Indemnity for Government Obligations........................................................ 125 ii EU-DOCS\26039728.6

Section 8.06 Reinstatement. .............................................................................................. 125 ARTICLE 9 AMENDMENTS AND WAIVERS ............................................................................... 126 Section 9.01 Without Consent of Holders. ........................................................................ 126 Section 9.02 With Consent of Holders. ............................................................................. 126 Section 9.03 Revocation and Effect of Consents and Waivers. ........................................ 128 Section 9.04 Notation on or Exchange of Notes................................................................ 128 Section 9.05 Trustee and Notes Collateral Agent to Sign Amendments. .......................... 128 ARTICLE 10 NOTE GUARANTEES ............................................................................................... 129 Section 10.01 Note Guarantees. .......................................................................................... 129 Section 10.02 Successors and Assigns. ............................................................................... 130 Section 10.03 No Waiver. ................................................................................................... 131 Section 10.04 Modification. ................................................................................................ 131 Section 10.05 Execution of Supplemental Indenture for Guarantors. ................................. 131 Section 10.06 Release of the Note Guarantees. ................................................................... 131 Section 10.07 Limitations on Obligations of Guarantors. ................................................... 132 Section 10.08 Non-Impairment. .......................................................................................... 132 ARTICLE 11 NOTES COLLATERAL, NOTES SECURITY DOCUMENTS AND THE NOTES COLLATERAL AGENT ....................................................................................................... 133 Section 11.01 Notes Collateral and Notes Security Documents. ......................................... 133 Section 11.02 Release of Notes Collateral .......................................................................... 134 Section 11.03 Authorization of Actions to be Taken by the Trustee or the Notes Collateral Agent Under the Notes Security Documents. .............................. 135 Section 11.04 Collateral Accounts. ..................................................................................... 136 Section 11.05 Appointment and Authorization of Deutsche Bank Trust Company Americas as Notes Collateral Agent. ............................................................ 136 Section 11.06 Conflicts. ...................................................................................................... 137 ARTICLE 12 MISCELLANEOUS .................................................................................................... 138 Section 12.01 Notices .......................................................................................................... 138 Section 12.02 Certificate and Opinion as to Conditions Precedent. .................................... 139 Section 12.03 Statements Required in Certificate or Opinion. ............................................ 139 Section 12.04 When Notes Disregarded. ............................................................................. 139 Section 12.05 Rules by Trustee, Paying Agent and Registrar. ............................................ 139 Section 12.06 Legal Holidays. ............................................................................................. 140 Section 12.07 Governing Law and Waiver of Trial by Jury. ............................................... 140 Section 12.08 Consent to Jurisdiction and Service. ............................................................. 140 Section 12.09 No Recourse Against Others. ....................................................................... 140 Section 12.10 Successors. .................................................................................................... 140 Section 12.11 Multiple Originals......................................................................................... 140 Section 12.12 Table of Contents; Headings. ....................................................................... 140 Section 12.13 Prescription. .................................................................................................. 140 Section 12.14 Patriot Act. .................................................................................................... 140 Section 12.15 Severability. .................................................................................................. 141 iii EU-DOCS\26039728.6

EXHIBITS Exhibit A Form of Note Exhibit B Form of Certificate of Transfer Exhibit C Form of Certificate of Exchange Exhibit D Form of Supplemental Indenture Exhibit E Agreed Security Principles i EU-DOCS\26039728.6

INDENTURE dated as of October 2, 2019, among BidFair MergeRight Inc., a Delaware corporation (the “Issuer”), BidFair Holdings Inc. (the “Parent Guarantor”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), paying agent, transfer agent, registrar and collateral agent. Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) $600,000,000 aggregate principal amount of the Issuer’s 7.375% Senior Secured Notes due 2027 (the “Initial Notes”) and (ii) an unlimited principal amount of additional securities having identical terms and conditions as the Initial Notes except as otherwise set forth herein (the “Additional Notes”) that may be issued on any later issue date subject to the conditions and in compliance with the covenants set forth herein. Unless the context otherwise requires, in this Indenture references to the “Notes” include the Initial Notes and the Additional Notes that are actually issued. ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE Section 1.01 Definitions. “Acquired Indebtedness” means Indebtedness (1) of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary, (2) assumed in connection with the acquisition of assets from such Person, in each case whether or not Incurred by such Person in connection with such Person becoming a Restricted Subsidiary or such acquisition, or (3) of a Person at the time such Person merges with or into or consolidates or otherwise combines with the Issuer or any Restricted Subsidiary. Subject to Section 4.24 and Section 4.25, Acquired Indebtedness shall be deemed to have been Incurred, with respect to clause (1) of this definition, on the date such Person becomes a Restricted Subsidiary and, with respect to clause (2) of this definition, on the date of consummation of such acquisition of assets and, with respect to clause (3) of this definition, on the date of the relevant merger, consolidation or other combination. “Acquisition” means the acquisition of all of the outstanding equity interests in the Target by the Parent Guarantor pursuant to the Acquisition Agreement. “Acquisition Agreement” means the agreement and plan of merger, dated as of June 16, 2019, between the Initial Issuer, Parent Guarantor and the Target and any schedules and exhibits thereto. “Additional Assets” means: (1) any property or assets (other than Indebtedness and Capital Stock) not classified as current assets under GAAP used or to be used by the Issuer or a Restricted Subsidiary or otherwise useful in a Similar Business (it being understood that capital expenditures on property or assets already used in a Similar Business or to replace any property or assets that are the subject of an Asset Disposition shall be deemed an investment in Additional Assets); (2) the Capital Stock of a Person that is engaged in a Similar Business and becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Issuer or a Restricted Subsidiary; or (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary. “Additional First Lien Agreement” means, with respect to the Initial Additional First Lien Obligations or any series of Additional Senior Class Debt, the notes, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional First Lien Agreement and the Additional First Lien 1 EU-DOCS\26039728.6

Security Documents and each other agreement entered into for the purpose of securing the Initial Additional First Lien Obligations or any series of Additional Senior Class Debt; provided that, in each case, the indebtedness thereunder (other than the Initial Additional First Lien Obligations) has been designated as Additional First Lien Obligations pursuant to the Intercreditor Agreement. “Additional First Lien Obligations” means all amounts owing pursuant to the terms of any Additional First Lien Agreement (including the Initial Additional First Lien Agreement), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a bankruptcy case at the rate provided for in the respective Additional First Lien Agreement, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts. “Additional First Lien Secured Parties” means the holders of any Additional First Lien Obligations and any Representative with respect thereto. “Additional First Lien Security Documents” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Pledgor to secure the Additional First Lien Obligations. “Additional Senior Class Debt” means additional indebtedness permitted by the provisions of the New Credit Facilities and the Additional First Lien Agreements to be incurred and secured on an equal and ratable basis by the Liens securing the First Lien Obligations. “Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Agents” means the Paying Agent, Transfer Agent, Registrar and Authenticating Agent. “Agreed Security Principles” means the information set forth in Exhibit E to this Indenture. “Applicable Premium” means: (A) with respect to any Note, the greater of: (i) 1% of the principal amount of such Note; and (ii) the excess (to the extent positive) of: (1) the present value at such redemption date of (i) the redemption price of such Note at October 15, 2022 (such redemption price (expressed in percentage of principal amount) being set forth in the table in clause (a) of the paragraph 5 of each Global Note or Definitive Registered Note (excluding accrued and unpaid interest)), plus (ii) all required interest payments due on such Note to and including October 15, 2022 (excluding accrued but unpaid interest), computed upon the redemption date using a discount rate equal to the Treasury Rate at such redemption date (or, if greater than such Treasury Rate, zero) plus 50 basis points; over (2) the outstanding principal amount of such Note, 2 EU-DOCS\26039728.6 as calculated by the Issuer or on behalf of the Issuer by such Person as the Issuer shall designate. For the avoidance of doubt, calculation of the Applicable Premium shall not be an obligation or duty of the Trustee or Paying Agents. “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC that apply to such transfer or exchange. “Asset Disposition” means, with respect to the Issuer and the Restricted Subsidiaries, any direct or indirect sale, lease (other than an operating lease entered into in the ordinary course of business), transfer, issuance or other disposition, or a series of related sales, leases (other than operating leases entered into in the ordinary course of business), transfers, issuances or dispositions that are part of a common plan, of shares of Capital Stock of a Subsidiary (other than directors’ qualifying shares), property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Issuer or any of the Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction; provided that the sale, lease, transfer, issuance or other disposition of all or substantially all of the assets of the Issuer (or any successor company) and its Restricted Subsidiaries taken as a whole will be governed by Section 4.03 and/or Article V and not by Section 4.08. Notwithstanding the preceding provisions of this definition, the following items shall not be deemed to be Asset Dispositions: (1) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to a Restricted Subsidiary; (2) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of cash, Cash Equivalents, Temporary Cash Investments or Investment Grade Securities; (3) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of inventory, consumer equipment, trading stock or other assets in the ordinary course of business; (4) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of obsolete, surplus or worn out equipment or other assets or equipment or other similar assets that are no longer useful in the conduct of the business (as determined in good faith by the Issuer) of the Issuer and its Restricted Subsidiaries; (5) transactions permitted under Article (a) of this Indenture (other than as permitted under Section 5.02(a)(3)(C)) or a transaction that constitutes a Change of Control; (6) an issuance of Capital Stock by a Restricted Subsidiary to the Issuer or to another Restricted Subsidiary or as part of or pursuant to an equity incentive or compensation plan approved by the Board of Directors of the Issuer; (7) any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital Stock, properties or assets in a single transaction or series of related transactions with a fair market value (as determined in good faith by the Issuer at the time of such sale, lease, transfer, issuance or other disposition or, at the option of the Issuer, on the date of contractually agreeing to such sale, lease, transfer, issuance or other disposition) not to exceed the greater of $20 million and 10.0% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; 3 EU-DOCS\26039728.6

(8) (i) any Restricted Payment that is permitted to be made under Section 4.05, any transaction specifically excluded from the definition of “Restricted Payment” and the making of any Permitted Payment and Permitted Investment and (ii) solely for the purposes of Section 4.08(b), a disposition, the proceeds of which are used to make such Restricted Payments permitted to be made under Section 4.05, Permitted Payments or Permitted Investments; (9) the granting of Liens not prohibited by Section 4.06; (10) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of receivables or related assets in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements; (11) subject to Section 4.23, the licensing or sublicensing of intellectual property or other general intangibles and licenses, sublicenses, leases, subleases of other property, in each case, in the ordinary course of business; (12) foreclosure, condemnation, eminent domain or any similar action with respect to any property or other assets; (13) the sale or discount (with or without recourse, and on customary or commercially reasonable terms) of tax receivables and factoring, accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable; (14) sales, transfers or dispositions of receivables and related assets in connection with any Qualified Receivables Financing or any factoring transaction or in the ordinary course of business, and Investments in a Receivables Entity consisting of cash or Securitization Assets; (15) any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary; (16) any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Issuer or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition; (17) any surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind; (18) any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of assets to a Person who is providing services related to such assets, the provision of which have been or are to be outsourced by the Issuer or any Restricted Subsidiary to such Person; provided, however, that the Board of Directors of the Issuer shall certify that in the opinion of the Board of Directors, the outsourcing transaction will be economically beneficial to the Issuer and the Restricted Subsidiaries (considered as a whole); 4 EU-DOCS\26039728.6

(19) any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, with respect to property built, owned or otherwise acquired by the Issuer or any Restricted Subsidiary pursuant to customary sale and lease-back transactions, asset securitizations and other similar financings permitted by this Indenture; provided that with respect to the Real Estate Portfolio Transfer (including the Permitted Sale and Leaseback Transactions) the Issuer shall use its commercially reasonable efforts to consummate such transactions on or prior to the nine-month anniversary of the Completion Date; (20) any sale, lease, transfer, conveyance or other disposition in one or a series of related transactions of any assets (including Capital Stock) of the Issuer and its Subsidiaries or of any Person that becomes a Restricted Subsidiary (i) acquired in a transaction permitted under this Indenture, which assets are not used or useful in the core or principal business of the Issuer and its Restricted Subsidiaries, or (ii) made in connection with the approval of any applicable antitrust authority or pursuant to Competition Laws or otherwise necessary or advisable in the good faith determination of the Issuer to consummate any acquisition permitted under this Indenture; (21) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 270 days thereof or (ii) an amount equal to the Net Available Cash of such disposition are applied to the purchase price of such replacement property (which replacement property is purchased within 270 days thereof); (22) the lapse, abandonment or other disposition of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of the Issuer are no longer commercially reasonable to maintain or are not material to the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole; (23) to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (24) sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (25) contractual arrangements under long-term contracts with customers entered into by the Issuer or a Restricted Subsidiary in the ordinary course of business which are treated as sales for accounting purposes; provided that there is no transfer of title in connection with such contractual arrangement; and (26) a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions in connection with the Transactions to the extent described in the Offering Memorandum or any Permitted Reorganization. In the event that a transaction (or a portion thereof) meets the criteria of more than one of the categories described in clauses (1) through (26) above or such transaction (or a portion thereof) would also be a permitted Restricted Payment or Permitted Investment, the Issuer, in its sole discretion, will be entitled to divide and classify such transaction (or a portion thereof), and from time to time reclassify such transaction (or a portion thereof), into one or more such categories and/or one or more of the types of permitted Restricted Payments or Permitted Investments. “Associate” means (i) any Person engaged in a Similar Business of which the Issuer or a Restricted Subsidiary are the legal and beneficial owners of between 20% and 50% of all outstanding 5 EU-DOCS\26039728.6

Voting Stock and (ii) any joint venture engaged in a Similar Business entered into by the Issuer or any Restricted Subsidiary. “Bankruptcy Law” means (a) Title 11 of the United States Code, as amended, (b) the U.K. Insolvency Law 1986, (c) any other law of the United States, the United Kingdom or Hong Kong (or, in each case, any political subdivision thereof) or any other jurisdiction or any political subdivision thereof relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law, and (d) in relation to Luxembourg law, relating to (i) any of insolvency proceedings (faillite) pursuant to Article 437 of the Luxembourg Commercial Code (Code de commerce); suspension of payments (sursis de paiement) pursuant to Article 593 of the Luxembourg Commercial Code; controlled management (gestion contrôlée) pursuant to the Grand Ducal Regulation on controlled management (Arrêté grand-ducal du 24 mai 1935 complétant la législation relative aux sursis de paiement, au concordat préventif de la faillite et à la faillite par l'institution du régime de la gestion contrôlée); voluntary arrangement with creditors (concordat préventif de faillite) pursuant to the Luxembourg law on arrangements to prevent insolvency (loi du 14 avril 1886 concernant le concordat préventif de faillite); judicial liquidation (liquidation judiciaire) pursuant to Article 1200-1 of the Luxembourg companies law dated 10 August 1915 (as amended) and any court order appointing an interim administrator (administrateur provisoire). “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning. “Board of Directors” means (1) with respect to any corporation, the board of directors or managers, as applicable, of the corporation, or any duly authorized committee thereof; (2) with respect to any partnership, the board of directors or other governing body of the general partner of the partnership or any duly authorized committee thereof; and (3) with respect to any other Person, the board or any duly authorized committee of such Person serving a similar function. Unless otherwise specified in this Indenture, whenever any provision of this Indenture requires any action or determination to be made by, or any approval of, a Board of Directors, such action, determination or approval shall be deemed to have been taken or made if approved by a majority of the directors on any such Board of Directors (whether or not such action or approval is taken as part of a formal board meeting or as a formal board approval); provided that any action required to be taken under this Indenture by the Board of Directors of the Issuer can, in the alternative, at the option of the Issuer, be taken by the Parent Guarantor and its successors or any Subsidiary thereof that is a Parent of the Issuer. “Book-Entry Interest” means a beneficial interest in a Global Note held by or through a Participant. “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in London, United Kingdom or New York, New York, United States are authorized or required by law to close. “Capital Stock” of any Person means any and all shares of, interests, rights to purchase, warrants or options for, participation or other equivalents of, or partnership or other interests in (however designated), equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity. “Capitalized Lease Obligations” means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes on the basis of GAAP. For the avoidance of doubt, operating leases will not be deemed Capitalized Lease Obligations. “Cash Equivalents” means: 6 EU-DOCS\26039728.6

(1) securities issued or directly and fully Guaranteed or insured by the United States Government, Canada, the United Kingdom, Switzerland or any member state of the European Union, in each case, any agency or instrumentality of thereof (provided that the full faith and credit of such country or such member state is pledged in support thereof), having maturities of not more than two years from the date of acquisition; (2) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by a bank or trust company (a) whose commercial paper is rated at least “A-1” or the equivalent thereof by S&P, at least “P-1” or the equivalent thereof by Moody’s or “F-1” or the equivalent thereof by Fitch (or if at the time neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) or (b) (in the event that such bank or trust company does not have commercial paper which is rated) having combined capital and surplus in excess of $500 million; (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (1) and (2) above entered into with any bank meeting the qualifications specified in clause (2) above; (4) commercial paper rated at the time of acquisition thereof at least “A-2” or the equivalent thereof by S&P, “P-2” or the equivalent thereof by Moody’s, “F-2” or the equivalent thereof by Fitch or carrying an equivalent rating by a Nationally Recognized Statistical Rating Organization, if both of the two named rating agencies cease publishing ratings of investments or, if no rating is available in respect of the commercial paper, the issuer of which has an equivalent rating in respect of its long-term debt, and in any case maturing within one year after the date of acquisition thereof; (5) readily marketable direct obligations issued by any state of the United States of America, the United Kingdom, Switzerland, Canada, any member of the European Union or any political subdivision thereof, in each case, having one of the two highest rating categories obtainable from either Moody’s, S&P or Fitch (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) with maturities of not more than two years from the date of acquisition; (6) Indebtedness or Preferred Stock issued by Persons with a rating of “BBB-” or higher from S&P, “Baa3” or higher from Moody’s or “BBB-” or higher from Fitch (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) with maturities of 12 months or less from the date of acquisition; (7) bills of exchange issued in the United States, Canada, a member state of the European Union, Switzerland or the United Kingdom, eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); and (8) interests in any investment company, money market or enhanced high yield fund which invests 95% or more of its assets in instruments of the type specified in clauses (1) through (7) above. “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “CFC Holdco” means a Subsidiary that has no material assets other than equity interests in, and/or indebtedness of, each as determined for U.S. federal income tax purposes, one or more Foreign 7 EU-DOCS\26039728.6

Subsidiaries that are CFCs, including the indirect ownership of such equity interests or indebtedness through one or more CFC Holdcos that have no other material assets. “Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) other than one or more Permitted Holders (or a group controlled by one or more Permitted Holders) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the issued and outstanding Voting Stock of the Issuer (or any Successor Company), measured by voting power rather than number of shares; (2) following the first Public Offering by an IPO Entity, during any period of two consecutive years, individuals who at the beginning of such period constituted the majority of the directors (excluding any employee representatives, if any) on the Board of Directors of such IPO Entity (together with any new directors whose election by the majority of such directors on such Board of Directors of the IPO Entity or whose nomination for election by shareholders of the IPO Entity, as applicable, was approved by a vote of the majority of such directors on the Board of Directors of the IPO Entity then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) ceased for any reason to constitute the majority of the directors (excluding any employee representatives, if any) on the Board of Directors of such IPO Entity, then in office; or (3) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the assets of the Issuer (or any Successor Company) and its Restricted Subsidiaries, taken as a whole, to a Person (including any “person” as defined above), other than a Permitted Holder (or a group controlled by one or more Permitted Holders). “Change of Control Tender” means the offer to purchase all of the Existing Notes from the holders thereof made or to be made by the Issuer in connection with the Acquisition. “Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all assets and properties subject to Liens created pursuant to any Security Document to secure any of the First Lien Obligations, including the Notes Collateral. “Commodity Hedging Agreements” means, in respect of a Person, any commodity purchase contract, commodity futures or forward contract, commodities option contract or other similar contract (including commodities derivative agreements or arrangements), to which such Person is a party or a beneficiary. “Competition Laws” means any federal, state, foreign, multinational or supranational antitrust, competition or trade regulation statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or effectuating foreign investment. “Completion Date” means the date on which the Acquisition is consummated. 8 EU-DOCS\26039728.6

“Consolidated EBITDA” for any period means, without duplication, the Consolidated Net Income for such period less the aggregate amount of lease payments during such period under the lease- back arrangements entered into in connection with the Permitted Sale and Leaseback Transactions (for avoidance of doubt, for the purposes of this definition of Consolidated EBITDA, the treatment of such payments under GAAP shall be disregarded), plus the following to the extent deducted in calculating such Consolidated Net Income: (1) Consolidated Interest Expense and Receivables Fees; (2) Consolidated Income Taxes; (3) consolidated depreciation expense; (4) consolidated amortization and impairment expense; (5) Parent Expenses of a Parent; (6) any expenses, charges or other costs related to any Equity Offering (including of a Parent), Investment, acquisition (including amounts paid in connection with the acquisition or retention of one or more individuals comprising part of a management team retained to manage the acquired business; provided that such payments are made in connection with such acquisition and are consistent with the customary practice in the industry at the time of such acquisition), disposition, recapitalization or the Incurrence of any Indebtedness permitted by this Indenture (whether or not successful) (including any such fees, expenses or charges related to the Transactions (including of a Parent)), in each case, as determined in good faith by the Issuer); (7) any minority interest expense (whether paid or not) consisting of income attributable to minority equity interests of third parties in such period or any prior period or any net earnings, income or share of profit of any Associates, associated company or undertaking; (8) the amount of management, monitoring, consultancy and advisory fees and related expenses or any payments for financial advisory, financing, underwriting or placement services or any payments pursuant to franchising agreements, business service related agreements or other similar arrangements paid in such period (or accruals relating to such fees and related expenses) to any Permitted Holder (whether directly or indirectly, through any Parent) to the extent permitted by Section 4.09; provided that any payments for such fees and related expense shall not be included in Consolidated EBITDA for any period to the extent they were accrued for in such period or any prior period and added back to Consolidated EBITDA in such period or any such prior period; (9) other non-cash charges, write-downs or items reducing Consolidated Net Income (excluding any such non-cash charge, write-down or item to the extent it represents an accrual of or reserve for cash charges in any future period) or other non-cash items classified by the Issuer as special items less other non-cash items of income increasing Consolidated Net Income (other than any non-cash items increasing such Consolidated Net Income pursuant to clauses (1) through (13) of the definition of Consolidated Net Income and excluding any such non-cash item of income to the extent it represents a receipt of cash in any future period); (10) (x) any loss from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), reduced by (y) any income from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose 9 EU-DOCS\26039728.6 of such operations, only when and to the extent such operations are actually disposed of); and (11) to the extent not already otherwise included herein, adjustments and add-backs of the nature used in connection with the calculation of “Pro Forma Adjusted EBITDA” (as defined in the Offering Memorandum) included in the Offering Memorandum. “Consolidated Income Taxes” means taxes or other payments, including deferred Taxes, based on income, profits or capital of the Issuer and the Restricted Subsidiaries whether or not paid, estimated, accrued or required to be remitted to any governmental authority. “Consolidated Interest Expense” means, for any period (in each case, determined on the basis of GAAP), the consolidated net interest income/expense of the Issuer and the Restricted Subsidiaries, whether paid or accrued, plus or including (without duplication) any interest, costs and charges consisting of: (1) interest expense attributable to Capitalized Lease Obligations (excluding any interest expense attributable to any lease-back arrangements entered into in connection with the Permitted Sale and Leaseback Transactions); (2) amortization of debt discount, but excluding amortization of debt issuance costs, fees and expenses and the expensing of any bridge commitment or other financing fees and excluding any expense from the discounting of any Indebtedness in connection with the applications of purchase accounting in connection with an acquisition (including the Transactions); (3) non-cash interest expense; (4) dividends or other distributions in respect of all Disqualified Stock of the Issuer and all Preferred Stock of any Restricted Subsidiary, to the extent held by Persons other than the Issuer or a Subsidiary of the Issuer; (5) the consolidated interest expense that was capitalized during such period (without duplication); (6) net payments and receipts (if any) pursuant to Hedging Obligations (other than Currency Agreements) (excluding unrealized mark-to-market gains and losses attributable to Hedging Obligations (other than Currency Agreements)); (7) any interest actually paid by the Issuer or any Restricted Subsidiary on Indebtedness of another Person that is guaranteed by the Issuer or any Restricted Subsidiary or secured by a Lien on assets of the Issuer or any Restricted Subsidiary; and (8) premiums, penalties, annual agency fees, penalties for failure to comply with registration obligations (if applicable) and any amendment fees, in each case, related to any Indebtedness of the Issuer or any Restricted Subsidiaries. Notwithstanding any of the foregoing, Consolidated Interest Expense shall not include (i) any interest accrued, capitalized or paid in respect of Subordinated Shareholder Funding, (ii) any commissions, discounts, yield and other fees and charges related to a Qualified Receivables Financing, (iii) any payments on any operating leases, including without limitation any payments on any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP, (iv) net payments and receipts (if any) pursuant to Currency Agreements (including unrealized mark-to-market gains and losses attributable to Hedging Obligations) and (v) any pension liability interest costs. 10 EU-DOCS\26039728.6

“Consolidated Net Income” means, for any period, the net income (loss) of the Issuer and the Restricted Subsidiaries determined on a consolidated basis on the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income: (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that the Issuer’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed by such Person during such period to the Issuer or a Restricted Subsidiary as a dividend or other distribution or return on investment (subject, in the case of a dividend or other distribution or return on investment to a Restricted Subsidiary, to the limitations contained in clause (2) below); (2) solely for the purpose of determining the amount available for Restricted Payments under Section 4.05(a)(5)(C)(i), any net income (loss) of any Restricted Subsidiary that is not a Guarantor if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Issuer by operation of the terms of such Restricted Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its shareholders (other than (a) restrictions that have been waived or otherwise released, (b) restrictions pursuant to this Indenture, the Notes, the New Credit Facilities, the Existing Notes and the Existing Notes Indenture, the Intercreditor Agreement and any Additional Intercreditor Agreement, (c) contractual or legal restrictions in effect on the Issue Date with respect to a Restricted Subsidiary (including pursuant to the agreements specified in Section 4.07(b)(3) and other restrictions with respect to such Restricted Subsidiary that, taken as a whole, are not materially less favorable to the Holders than such restrictions in effect on the Issue Date, and (d) restrictions as in effect on the Issue Date specified in Section 4.07(b)(12) except that the Issuer’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents or non-cash distributions to the extent converted into cash or Cash Equivalents actually distributed or that could have been distributed by such Restricted Subsidiary during such period to the Issuer or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause (2)); (3) any net gain (or loss) realized upon the sale, abandonment or other disposition of any asset or disposed operations of the Issuer or any Restricted Subsidiary (including pursuant to any sale/ leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business (as determined in good faith by an Officer of the Issuer) or returned surplus assets of any Pension Plan; (4) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense or any charges, expenses or reserves in respect of any restructuring, redundancy or severance or any expenses, charges, reserves, gains or other costs related to the Transactions and, to the extent not otherwise included in this clause (4): recruiting, retention and relocation costs; signing bonuses and related expenses and one-time compensation charges; curtailments or modifications to pension and post-retirement employee benefit plans; transaction and refinancing bonuses and special bonuses paid in connection with dividends and distributions to equity holders; start-up, transition, strategic initiative (including any multi-year strategic initiative) and integration costs, charges or expenses; costs, charges and expenses related to the start-up, pre-opening, opening, closure, and/or consolidation of operations, offices and facilities; business optimization costs, charges or expenses; costs, charges and expenses incurred in connection with new product design, development and introductions; costs and 11 EU-DOCS\26039728.6 expenses incurred in connection with intellectual property development and new systems design; costs and expenses incurred in connection with implementation, replacement, development or upgrade of operational, reporting and information technology systems and technology initiatives; any costs, expenses or charges relating to any governmental investigation or any litigation or other dispute (including with any customer); costs and expenses in respect of warranty payments; or any fees, charges, losses, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with or related to any acquisition, Restricted Payment, Investment, recapitalization, asset sale, issuance, incurrence, registration or repayment or modification of Indebtedness, issuance or offering of Capital Stock, refinancing transaction or amendment, modification or waiver in respect of the documentation relating to any such transaction and any charges or non-recurring merger costs incurred during such period as a result of any such transaction; (5) the cumulative effect of a change in accounting principles; (6) any non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions; (7) all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness; (8) any unrealized gains or losses in respect of Hedging Obligations or other derivative instruments or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value or changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of Hedging Obligations or other derivative instruments; (9) any unrealized foreign currency translation gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies; (10) any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Issuer or any Restricted Subsidiary owing to the Issuer or any Restricted Subsidiary; (11) any one-time non-cash charges or any increases in amortization or depreciation resulting from purchase accounting, in each case, in relation to any acquisition of another Person or business or resulting from any reorganization or restructuring involving the Issuer or its Subsidiaries; (12) any goodwill or other intangible asset impairment charge or write-off; and (13) the impact of capitalized, accrued or accreting or pay-in-kind interest or principal on Subordinated Shareholder Funding. “Consolidated Net Leverage” means (A) the sum, without duplication, of the aggregate outstanding Specified Indebtedness of the Issuer and its Restricted Subsidiaries on a consolidated basis (excluding (i) Hedging Obligations and (ii) any revolving Indebtedness Incurred pursuant to Section 4.04 in an amount not to exceed the greater of (x) $75 million and (y) 33.3% Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination), less (B) the aggregate amount of cash and Cash Equivalents of the Issuer and the Restricted Subsidiaries on a consolidated basis. 12 EU-DOCS\26039728.6

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (x) Consolidated Net Leverage at such date to (y) the aggregate amount of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; provided, however, that the pro forma calculation of the Consolidated Net Leverage Ratio shall not give effect to (i) any Indebtedness incurred on the date of determination pursuant to Section 4.04(b) or (ii) the discharge on the date of determination of any Indebtedness to the extent that such discharge results from the proceeds incurred pursuant to Section 4.04(b). For the avoidance of doubt, in determining Consolidated Net Leverage Ratio, no cash or Cash Equivalents shall be included that are the proceeds of Indebtedness in respect of which the calculation of the Consolidated Net Leverage Ratio is to be made. “Consolidated Net Senior Secured Leverage” means (A) the sum of the aggregate outstanding Senior Secured Indebtedness of the Issuer and its Restricted Subsidiaries (excluding (i) Hedging Obligations and (ii) any revolving Indebtedness Incurred pursuant to Section 4.04 in an amount not to exceed the greater of (x) $75 million and (y) 33.3% Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination), less (B) the aggregate amount of cash and Cash Equivalents of the Issuer and the Restricted Subsidiaries on a consolidated basis. “Consolidated Net Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (x) Consolidated Net Senior Secured Leverage at such date to (y) the aggregate amount of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; provided, however, that the pro forma calculation of the Consolidated Net Senior Secured Leverage Ratio shall not give effect to (i) any Indebtedness incurred on the date of determination pursuant to Section 4.04(b) or (ii) the discharge on the date of determination of any Indebtedness to the extent that such discharge results from the proceeds incurred pursuant to Section 4.04(b). For the avoidance of doubt, in determining Consolidated Net Senior Secured Leverage Ratio, no cash or Cash Equivalents shall be included that are the proceeds of Indebtedness in respect of which the calculation of the Consolidated Net Senior Secured Leverage Ratio is to be made. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing in any manner, whether directly or indirectly, any operating lease, dividend or other obligation that does not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”), including any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation; or (b) to maintain the working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Covered Jurisdiction” has the meaning ascribed to it in the Agreed Security Principles. 13 EU-DOCS\26039728.6

“Credit Agreement Secured Parties” has the meaning ascribed to it in the Intercreditor Agreement. “Credit Facility” means, with respect to the Issuer or any of its Subsidiaries, one or more debt facilities, arrangements, instruments, trust deeds, note purchase agreements or indentures or commercial paper facilities and overdraft facilities (including the New Credit Facilities) with banks, institutions, funds or investors providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such institutions or to special purpose entities formed to borrow from such institutions against such receivables), notes, bonds, debentures letters of credit or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended in whole or in part from time to time (and whether in whole or in part and whether or not with the original administrative agent and lenders or another administrative agent or agents or trustees or other banks, institutions or investors and whether provided under one or more credit or other agreements, indentures, financing agreements or otherwise) and in each case including all agreements, instruments and documents executed and delivered pursuant to or in connection with the foregoing (including any notes and letters of credit issued pursuant thereto and any Guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other Guarantees, pledges, agreements, security agreements and collateral documents). Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement or instrument (1) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (2) adding Subsidiaries of the Issuer as additional borrowers or guarantors thereunder, (3) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (4) otherwise altering the terms and conditions thereof. “Currency Agreement” means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency futures contract, currency option contract, cap, floor, ceiling, collar, currency derivative or other similar agreement to which such Person is a party or beneficiary. “Custodian” means any receiver, trustee, examiner, assignee, liquidator, administrator, administrative receiver, custodian or similar official under any Bankruptcy Law. “Default” means any event which is, or after giving notice or with the passage of time or both would be, an Event of Default. “Definitive Registered Note” means a certificated Note registered in the name of the Holder thereof that does not include the Global Notes Legend. “Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Indenture. “Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Issuer) of non-cash consideration received by the Issuer or a Restricted Subsidiary in connection with an Asset Disposition that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of cash, Cash Equivalents or Temporary Cash Investments received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 4.08. “Designated Preference Shares” means, with respect to the Issuer, Preferred Stock (other than Disqualified Stock) (a) that is issued for cash (other than to the Issuer or a Subsidiary of the Issuer or an employee stock ownership plan or trust established by the Issuer or any such Subsidiary for the benefit of their employees to the extent funded by the Issuer or such Subsidiary) and (b) that is 14 EU-DOCS\26039728.6 designated as “Designated Preference Shares” pursuant to an Officer’s Certificate of the Issuer at or prior to the issuance thereof, the Net Cash Proceeds of which are excluded from the calculation set forth in Section 4.05(a)(5)(C)(ii). “Disinterested Director” means, with respect to any Affiliate Transaction, a member of the Board of Directors having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of the Board of Directors of the Issuer shall be deemed not to have such a financial interest by reason of such member’s holding Capital Stock of the Issuer or any Parent or any options, warrants or other rights in respect of such Capital Stock. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event: (1) matures or is mandatorily redeemable for cash or in exchange for Indebtedness pursuant to a sinking fund obligation or otherwise; (2) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of the Issuer or a Restricted Subsidiary); or (3) is or may become (in accordance with its terms) upon the occurrence of certain events or otherwise redeemable or repurchasable for cash or in exchange for Indebtedness at the option of the holder of the Capital Stock in whole or in part, in each case, on or prior to the earlier of (a) the Stated Maturity of the Notes or (b) the date on which there are no Notes outstanding; provided, however, that (i) only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock and (ii) any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Issuer to repurchase such Capital Stock upon the occurrence of a change of control or asset sale (howsoever defined or referred to) shall not constitute Disqualified Stock if any such redemption or repurchase obligation is subject to compliance by the relevant Person with Section 4.05. “dollar” or “$” means the lawful currency of the United States of America. “Dollar Equivalent” means, with respect to any monetary amount in a currency other than dollars (“Other Currency”), at any time of determination thereof by the Issuer, the amount of dollars obtained by converting such Other Currency involved in such computation into dollars at the spot rate for the purchase of dollars with the Other Currency as published in The Financial Times in the “Currency Rates” section (or, if The Financial Times is no longer published, or if such information is no longer available in The Financial Times, such source as may be selected in good faith by the Issuer) on the date of such determination. “Domestic Subsidiary” means any direct or indirect Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “DTC” means The Depository Trust Company. “Equity Offering” means a public or private sale of (x) Capital Stock of the Issuer or (y) Capital Stock or other securities of a Parent or an Affiliate, the proceeds of which are contributed as Subordinated Shareholder Funding or to the equity of the Issuer or any of its Restricted Subsidiaries, in each case other than: (1) Disqualified Stock; 15 EU-DOCS\26039728.6

(2) Designated Preference Shares; (3) offerings registered on Form S-8 (or any successor form) under the Securities Act or any similar offering in other jurisdictions; (4) any such sale to an Affiliate of the Issuer, including the Issuer or a Restricted Subsidiary; and (5) any such sale that constitutes an Excluded Contribution. “Escrow Agent” means the escrow agent appointed pursuant to the Escrow Agreement. “Escrow Agreement” means an escrow agreement by and among the Initial Issuer, the Trustee and an escrow agent customary for financings similar to the offering of the Initial Notes and on substantially the same terms as Loan Escrow Documents (as defined in the New Credit Facilities Agreement). “Escrowed Proceeds” means the proceeds from the offering of any debt securities or other Indebtedness paid into an escrow account with an independent escrow agent on the date of the applicable offering or Incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events. The term “Escrowed Proceeds” shall include any interest earned on the amount held in escrow. “Euroclear” means Euroclear Bank SA/NV or any successor securities clearing agency. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended. “Excluded Assets” means each of the following: (a) subject to certain conditions, any “intent-to-use” application for registration of certain trademarks, (b) margin stock; (c) assets subject to certificates of title; (d) letter-of-credit rights; (e) commercial tort claims with a value, individually, of less than $2.5 million; (f) any governmental or regulatory licenses, authorizations, certificates, charters, franchises, approvals and consents (whether federal, state or otherwise) to the extent a security interest therein is prohibited or restricted thereby or requires any consent, acknowledgment or authorization from a governmental authority not obtained (without any requirement to obtain such consent, acknowledgment or authorization) (after giving effect to applicable anti-assignment provisions of applicable law); (g) any lease, license or agreement or any property that is subject to a capital lease, purchase money security interest or similar arrangement to the extent that a grant of a security interest therein (x) would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than BidFair, the Issuer or any of its subsidiaries) to the extent such approval, consent or authorization is not obtained or (y) would require governmental or regulatory approval, consent or authorization not obtained (without any requirement to obtain such approval, consent or authorization) (after giving effect to applicable anti-assignment provisions of applicable law); 16 EU-DOCS\26039728.6

(h) assets to the extent the pledge thereof or grant of security interests therein (x) is prohibited or restricted by any applicable law, rule or regulation or would require any consent, approval or authorization of any governmental or regulatory authority not obtained (without any requirement to obtain such any consent, approval or authorization), (y) would render such asset invalid or unenforceable under applicable law (solely with respect to any intellectual property), or (z) is prohibited by any contract or would require any consent, approval, license or other authorization of any third party (provided that such requirement existed on the Completion Date or at the time of the acquisition of such asset, as applicable, and was not incurred in contemplation thereof (other than in the case of capital leases and purchase money financings)) or governmental or regulatory authority not obtained (without any requirement to obtain such consent, approval, license or other authorization) (after giving effect to applicable anti-assignment provisions of applicable law); (i) assets to the extent a security interest in such assets would result in material adverse tax consequences to the Issuer and the Restricted Subsidiaries, taken as a whole as reasonably determined by the Issuer; (j) any leasehold or freehold interest in any real property (and improvements and fixtures relating thereto); (k) payroll accounts, zero balance accounts, any withholding tax, benefits, escrow, trust, customs or any other fiduciary account and any account having a balance not exceeding $2.5 million; (l) Capital Stock in Immaterial Subsidiaries and Excluded Subsidiaries (other than first tier CFCs and first tier CFC Holdcos that are Restricted Subsidiaries; provided that in the case of any first tier CFC that is not organized in U.S., or any of England and Wales, Luxembourg or Hong Kong (for so long as there are Guarantors organized these non-US jurisdictions) or first tier CFC Holdco, the pledge of the Capital Stock of such Subsidiary shall be limited to no more than 65% of the total issued and outstanding Capital Stock of such first tier CFC or first tier CFC Holdco; provided, that, for the avoidance of doubt, the pledged Capital Stock of the Guarantors will not be subject to such limitation); (m) in the case of the U.S. Guarantor, any assets located in, or governed by, any non-U.S. jurisdiction law or regulation (other than (i) Capital Stock of CFCs that does not constitute an Excluded Asset pursuant to clause (l) above and (ii) assets that can be perfected by the filing of a UCC financing statement and (iii) any material intellectual property located in a Covered Jurisdiction; (n) any property and/or related rights and/or assets (including loan receivables and collateral therefor) that would otherwise be included in the Notes Collateral (and such property and/or related rights and/or assets (including loan receivables and collateral therefor) shall not be deemed to constitute a part of the Notes Collateral) if such property has been sold or otherwise transferred in connection with a securitization transaction or other financing arrangement not prohibited under the Notes; (o) any other assets excluded by application of the Agreed Security Principles set forth in Exhibit E hereto; and (p) those assets as to which the Issuer shall reasonably determine that the cost, burden or difficulty of obtaining such a security interest or perfection thereof (including any material adverse tax consequences to a Guarantor, the Issuer, or any Subsidiary of the Issuers) are excessive in relation to the benefit to the holders of the Notes of the security to be afforded thereby. Notwithstanding clauses (a) – (p) of this definition, Excluded Assets shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets). “Excluded Contribution” means Net Cash Proceeds and the fair market value (determined by the Issuer at the time of such contribution or, at the option of the Issuer, at the date of entry into of a 17 EU-DOCS\26039728.6 commitment, contract or resolution with respect to such Excluded Contribution, and not adjusted for any subsequent changes in fair market value) of marketable securities or property or assets or Capital Stock of any Person, in each case, received by the Issuer as capital contributions to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares of the Issuer) after the Completion Date or from the issuance or sale (other than to the Issuer, a Restricted Subsidiary or an employee stock ownership plan or trust established by the Issuer or any Subsidiary of the Issuer for the benefit of its employees to the extent funded by the Issuer or any Restricted Subsidiary) of Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding of the Issuer after the Issue Date, in each case, (i) other than the Equity Contribution and (ii) to the extent designated as an Excluded Contribution pursuant to an Officer’s Certificate of the Issuer. “Excluded Subsidiary” means (1) any Subsidiary that is not a Wholly Owned Subsidiary of the Issuer, (2) any CFC, (3) any Subsidiary that is a direct or indirect Subsidiary of (i) a CFC or (ii) a CFC Holdco, (4) a CFC Holdco, (5) any Subsidiary, including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions, that is prohibited or restricted by applicable law, accounting policies or by contractual obligation existing on the Completion Date and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of such agreements (provided that such contractual obligations (A) were not incurred in contemplation of the Acquisition (or, with respect to any Subsidiary acquired by the Issuer or a Restricted Subsidiary after the Completion Date (and so long as such contractual obligation was not incurred in contemplation of such acquisition), on the date such Subsidiary is so acquired) or (B) do not extend such prohibition or extension to any non-Excluded Subsidiary) from providing a Guarantee, or if such Guarantee would require governmental (including regulatory) or third party consent, approval, license or authorization, (6) any special purpose securitization vehicle (or similar entity), including any Receivables Entity, (7) any not for profit Subsidiary, (8) any other Subsidiary with respect to which, in the reasonable judgment of the Issuer, the burden or cost (including any adverse tax consequences) of providing the Guarantee will outweigh the benefits to be obtained by the Holders therefrom and (9) each Unrestricted Subsidiary; provided that any such Subsidiary that is an Excluded Subsidiary pursuant to clause (8) above shall cease to be an Excluded Subsidiary at any time such Subsidiary guarantees Indebtedness of the Issuer or any other Guarantor, and provided further, clauses (2), (3) and (4) of this definition shall not apply unless the Issuer reasonably determines that the exclusion of any such Subsidiary from the definition of Excluded Subsidiary would or is likely to result in material adverse tax consequences to the Issuer and the Restricted Subsidiaries, taken as a whole. “Existing Credit Facility” means the asset based lending facility under the Existing Credit Facility Agreement. “Existing Credit Facility Agreement” means the credit agreement dated as of June 26, 2018, as amended or supplemented, among, inter alios, the Target, certain lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent. “Existing Indenture” means the indenture dated as of December 12, 2017, as amended or supplemented, pursuant to which the Target issued the Existing Notes. “Existing Notes” means the $400 million aggregate principal amount of 4.875% Senior Notes due 2025 issued by the Target under the Existing Indenture, which are subject to the Change of Control Tender. “fair market value” wherever such term is used in this Indenture (except as otherwise specifically provided in this Indenture), may be conclusively established by means of an Officer’s Certificate or a resolution of the Board of Directors of the Issuer setting out such fair market value as determined by such Officer or such Board of Directors in good faith. “First Lien Obligations” means all indebtedness secured by a first priority lien on the Notes Collateral. 18 EU-DOCS\26039728.6

“Fitch” means Fitch Ratings Inc. or any successor to the rating agency business thereof. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Issuer that is not a Domestic Subsidiary. “Global Note Legend” means the legend set forth in Section 2.06(g)(1) to be placed on each Note certificate evidencing the Global Notes (and all Notes issued in exchange therefor or in substitution thereof) except where otherwise permitted by the provisions of this Indenture. “Global Notes” means, individually and collectively, each of the 144A Global Notes and the Regulation S Global Notes, deposited with the Notes Custodian and registered in the name of Cede & Co., as nominee of DTC. “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institution of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standard Boards or in such other statement by such other entity as have been approved by a significant segment of the accounting profession as in effect from time to time; provided that at any date after the Issue Date, the Issuer may make an irrevocable election to establish that “GAAP” shall mean GAAP as in effect on a date that is on or prior to the date of such election other than with respect to Section 4.10 where GAAP will continue to mean as in effect from time to time; and provided further that, at any time after the Issue Date, the Issuer may elect to apply IFRS in lieu of GAAP and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS as in effect (except as otherwise provided for in this Indenture) on the date of such election or, with respect to Section 4.10, as in effect from time to time; provided further that any such election to apply IFRS, once made, shall be irrevocable and that upon first reporting its fiscal year results under IFRS, it shall restate the financial statements required to be delivered under Section 4.10, on the basis of IFRS for the fiscal year ending immediately prior to the first fiscal year for which financial statements have been prepared on the basis of IFRS. The Issuer shall give notice of any such election to the Trustee and the Holders. “Global Trading Loan” means the loan from Sotheby’s Global Trading GmbH to Sotheby’s Oatshare in aggregate principal amount of £29.1 million. “Grantor” means each Person from time to time party to any Notes Security Document, in its capacity as a grantor, pledgor, obligor, chargor or similar capacity thereunder. “Group” means the Issuer and its Restricted Subsidiaries. “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person, including any such obligation, direct or indirect, contingent or otherwise, of such Person: (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or (2) entered into primarily for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term “Guarantee” will not include endorsements for collection or deposit in the ordinary course of business or any guarantee of performance. The term “Guarantee” used as a verb has a corresponding meaning. 19 EU-DOCS\26039728.6

“Guarantor” means (i) each Initial Guarantor and (ii) each Person that executes a Note Guarantee in accordance with the provisions of this Indenture in its capacity as a guarantor of the Notes and its respective successors and assigns, until the Note Guarantee of such Person has been released in accordance with the provisions of this Indenture. “Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodity Hedging Agreement. “Holder” means each Person in whose name the Notes are registered. “Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China. “IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board or any successor board or agency as endorsed by the European Union. “Immaterial Subsidiary” shall mean, as of any date of determination, any Restricted Subsidiary that holds no more than 3% of the Total Assets of the Issuer and its Restricted Subsidiaries, taken as a whole; provided, however, that if all of such Immaterial Subsidiaries in the aggregate hold assets in excess of 3% of the Total Assets of the Issuer and its Restricted Subsidiaries, then only the Restricted Subsidiaries with the smallest percentage of assets of the Issuer and its Restricted Subsidiaries (not exceeding 3% individually or in the aggregate) would constitute “Immaterial Subsidiaries.” “Incur” means issue, create, assume, enter into any Guarantee of, incur, extend or otherwise become liable for; provided, however, that other than in the case of any action being taken in connection with a Limited Condition Transaction, which shall be governed by Section 4.25, and any Indebtedness or Lien Incurred pursuant to the provisions of Section 4.24, which shall be governed by the provisions thereof, (1) any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by the Issuer or such Restricted Subsidiary at the time it becomes a Restricted Subsidiary and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing and (2) any Indebtedness pursuant to any Credit Facility, bridge facility, revolving credit or similar facility shall only be “Incurred” at the time any funds are borrowed thereunder; provided further, that the Issuer in its sole discretion may elect that (x) any Indebtedness or portion thereof pursuant to any Credit Facility, bridge facility, revolving credit or similar facility shall be deemed to be “Incurred” at the time of entry into the definitive agreements or commitments in relation to any such facility and/or (y) any Indebtedness the proceeds of which are cash-collateralized shall be deemed to be “Incurred” at the time such proceeds are no longer cash-collateralized. “Indebtedness” means, with respect to any Person on any date of determination (without duplication): (1) the principal of indebtedness of such Person for borrowed money; (2) the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (3) all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not been reimbursed) (except to the extent such reimbursement obligations relate to trade payables), in each case only to the extent that the underlying obligation in respect of which the instrument was issued would be treated as Indebtedness; 20 EU-DOCS\26039728.6

(4) the principal component of all obligations, or liquidation preference, of such Person with respect to any Disqualified Stock or, with respect to any Restricted Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends); (5) the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination (as determined in good faith by the Issuer) and (b) the amount of such Indebtedness of such other Persons; (6) Guarantees by such Person of the principal component of Indebtedness of other Persons to the extent Guaranteed by such Person (other than Guarantees issued pursuant to clause (20) of the definition of “Permitted Investment”); and (7) to the extent not otherwise included in this definition, net obligations of such Person under Currency Agreements, Commodity Hedging Agreements and Interest Rate Agreements (the amount of any such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such obligation that would be payable by such Person at such time). The term “Indebtedness” shall not include (i) Subordinated Shareholder Funding, (ii) any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP, (iii) prepayments of deposits received from clients or customers in the ordinary course of business, (iv) any pension obligations, (v) Contingent Obligations, (vi) receivables sold or discounted, whether recourse or non-recourse, including, for the avoidance of doubt, any obligations under or in respect of Qualified Receivables Financing (including, without limitation, guarantees by a Receivables Entity of the obligations of another Receivables Entity and any indebtedness in respect of Limited Recourse), (vii) obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) Incurred prior to the Issue Date or in the ordinary course of business, (viii) non- interest bearing installment obligations and accrued liabilities Incurred in the ordinary course of business that are not more than 120 days past due, (ix) Indebtedness in respect of the Incurrence by the Issuer or any Restricted Subsidiary of Indebtedness in respect of standby letters of credit, performance bonds or surety bonds provided by the Issuer or any Restricted Subsidiary in the ordinary course of business to the extent such letters of credit or bonds are not drawn upon or, if and to the extent drawn upon are honored in accordance with their terms and if, to be reimbursed, are reimbursed no later than the fifth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit or bond, (x) any obligations to pay the deferred and unpaid purchase price for assets acquired or services supplied or otherwise owed to the Person (or any assignee thereof) from whom such assets are acquired or who supplies such services in accordance with the terms pursuant to which the relevant assets were or are to be acquired or services were or are to be supplied, (xi) any payroll accruals and (xii) Indebtedness Incurred by the Issuer or a Restricted Subsidiary in connection with a transaction where (A) such Indebtedness is borrowed from a bank or trust company, having a combined capital and surplus and undivided profits of not less than $250 million, whose debt has a rating immediately prior to the time such transaction is entered into, of at least A or the equivalent thereof by S&P, A2 or the equivalent thereof by Moody’s or A or the equivalent thereof by Fitch and (B) a substantially concurrent Investment is made by the Issuer or a Restricted Subsidiary in the form of cash deposited with the lender of such Indebtedness, or a Subsidiary or Affiliate thereof, in amount equal to such Indebtedness. For the avoidance of doubt and notwithstanding the above, the term “Indebtedness” excludes any accrued expenses and trade payables and any obligations under guarantees issued in connection with various operating and telecommunications licenses. Subject to Section 4.24 and Section 4.25, the amount of Indebtedness of any Person at any time in the case of a revolving credit or similar facility shall be the total amounts of funds borrowed and then outstanding. The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise provided in this Indenture, and (other than with respect to letters of credit or 21 EU-DOCS\26039728.6

Guarantees or Indebtedness specified in clauses (5), (6) or (7) above) shall equal the amount thereof that would appear on a balance sheet of such Person (excluding any notes thereto) prepared on the basis of GAAP. Notwithstanding the above provisions, in no event shall the following constitute Indebtedness: (a) in connection with the purchase by the Issuer or any Restricted Subsidiary of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; (b) for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage Taxes; (c) parallel debt obligations, to the extent such obligations mirror other Indebtedness; (d) Capitalized Lease Obligations; or (e) franchise and performance surety bonds or guarantees. “Independent Financial Advisor” means an investment banking or accounting firm of international standing or any third party appraiser of international standing; provided, however, that such firm or appraiser is not an Affiliate of the Issuer. “Indenture” means this indenture, dated as of the Issue Date, as amended and supplemented from time to time, among, inter alios, the Initial Issuer, as issuer, the Parent Guarantor and the Trustee. “Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant. “Initial Guarantors” means, collectively, the Parent Guarantor, the Initial U.S. Guarantors and the Initial Non-U.S. Guarantors. “Initial Non-U.S. Guarantors” means, collectively, each existing material wholly-owned direct or indirect subsidiary of the Issuer that is organized in England and Wales, Luxembourg or Hong Kong, in each case that will guarantee the Notes and the New Credit Facilities within 90 business days of the Completion Date, subject to the requirements set forth in this Indenture and the New Credit Facilities Agreement. “Initial Notes Collateral” refers collectively to (a) substantially all assets of the Issuer and the Subsidiary Guarantors (other than any Guarantor incorporated in Luxembourg (“Luxembourg Guarantor”)), (b) without limiting clause (a) above, all of the equity interests (i) of the Issuer held by the Parent Guarantor and (ii) of any Subsidiary Guarantor incorporated in the U.S., England and Wales, Luxembourg and Hong Kong held by any Luxembourg Guarantor and (c) without limiting clause (a) above, any intercompany loans (i) from the Parent Guarantor to the Issuer and (ii) from any Luxembourg Guarantor to any other Restricted Subsidiary until the security interests therein are released in accordance with this Indenture, the Intercreditor Agreement and the Notes Security Documents. “Initial U.S. Guarantors” means, collectively, each existing material wholly-owned direct or indirect subsidiary of the Issuer that is organized in the U.S., in each case that will guarantee the Notes and the New Credit Facilities within two business days of the Completion Date, subject to the requirements set forth in this Indenture and the New Credit Facilities Agreement. 22 EU-DOCS\26039728.6

“Initial Additional First Lien Agreement” means this Indenture, together with the Global Notes and the guarantees thereon. “Initial Additional First Lien Obligations” means the Additional First Lien Obligations pursuant to the Initial Additional First Lien Agreement. “Intercreditor Agreement” means the intercreditor agreement dated on or around the Issue Date between, amongst others, the Authorized Representative for the Credit Agreement Secured Parties, the Collateral Agent for the Credit Agreement Secured Parties, the Authorized Representative for the Initial Additional Secured Parties, the Collateral Agent for the Initial Additional Secured Parties, each additional Authorized Representative from time to time and the Original Investor (each as defined therein), as amended from time to time. “Interest Rate Agreement” means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is party or a beneficiary. “Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect advance, loan or other extensions of credit (other than advances or extensions of credit to customers, suppliers, directors, officers or employees of any Person in the ordinary course of business, and excluding any debt or extension of credit represented by a bank deposit other than a time deposit, but including any Guarantees incurred pursuant to clause (20) of the definition of “Permitted Investments”) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or the Incurrence of a Guarantee of any obligation of, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such other Persons and all other items that are or would be classified as investments on a balance sheet (excluding any notes thereto) prepared on the basis of GAAP; provided, however, that endorsements of negotiable instruments and documents in the ordinary course of business will not be deemed to be an Investment. If the Issuer or any Restricted Subsidiary issues, sells or otherwise disposes of any Capital Stock of a Person that is a Restricted Subsidiary such that, after giving effect thereto, such Person is no longer a Restricted Subsidiary, any Investment by the Issuer or any Restricted Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment equal to the fair market value of the Capital Stock of such Subsidiary not sold or disposed of in an amount determined as provided in Section 4.05(c). For purposes of Section 4.05: (1) “Investment” will include the portion (proportionate to the Issuer’s equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Issuer will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Issuer’s “Investment” in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the fair market value of the net assets (as conclusively determined by an Officer or the Board of Directors of the Issuer in good faith) of such Subsidiary at the time that such Subsidiary is so re-designated a Restricted Subsidiary; and (2) any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer (or if earlier at the time of entering into an agreement to sell such property), in each case as determined in good faith by an Officer or the Board of Directors of the Issuer. 23 EU-DOCS\26039728.6

The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Issuer’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment. “Investment Grade Securities” means: (1) securities issued or directly and fully Guaranteed or insured by the United States or Canadian government or any agency or instrumentality thereof (other than Cash Equivalents); (2) securities issued or directly and fully guaranteed or insured by the United Kingdom, a member state of the European Union, Switzerland, Norway or any agency or instrumentality thereof (other than Cash Equivalents); (3) debt securities or debt instruments with a rating of “BBB-” or higher from S&P, “Baa3” or higher by Moody’s, “BBB-” or higher from Fitch or the equivalent of such rating by such rating organization or, if no rating of Moody’s, S&P or Fitch then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization, but excluding any debt securities or instruments constituting loans or advances among the Issuer and its Subsidiaries; and (4) investments in any fund that invests exclusively in investments of the type described in clauses (1), (2) and (3) above which fund may also hold cash and Cash Equivalents pending investment or distribution. “Investment Grade Status” shall occur when the Notes receive any two of the following: (1) a rating of “BBB-” or higher from S&P; (2) a rating of “Baa3” or higher from Moody’s; or (3) a rating of “BBB–“ or higher from Fitch, or the equivalent of such rating by either such rating organization or, if no rating of Moody’s, S&P or Fitch then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization. “Investor” means the ultimate controlling shareholder of Next Alt S.à r.l. on the Issue Date. “Investor Affiliate” means (i) the Investor or any of his immediate family members, and any such persons’ respective Affiliates and direct and indirect Subsidiaries, (ii) any sponsor, limited partnerships or entities managed or controlled by the Investor or any of his immediate family, or any of such persons’ respective Affiliates and direct or indirect Subsidiaries, (iii) any trust of the Investor or any of his immediate family, or any of such persons’ respective Affiliates and direct or indirect Subsidiaries or any trust in respect of which any such persons is a trustee, (iv) any partnership of which the Investor or any of his immediate family, or any of such persons’ respective Affiliates or direct or indirect Subsidiaries is a partner that is managed or controlled by the Investor, any of his immediate family or any of such persons’ respective Affiliates or direct or indirect Subsidiaries, and (v) any trust, fund or other entity which is managed by, or is under the control of, the Investor or any of his immediate family, or any of such persons’ respective Affiliates or direct or indirect Subsidiaries, but excluding the Issuer or any of its Subsidiaries. “IPO Entity” means the Parent Guarantor or any Parent (or any Affiliate or successor of any such Person) provided that the IPO Entity shall be an entity which will issue shares, or whose shares are to be sold, pursuant to a Public Offering. 24 EU-DOCS\26039728.6

“Issue Date” means October 2, 2019. “Issue Date Unrestricted Subsidiary” means, in the event that all of the Capital Stock of 1334 York LLC is not transferred to an Affiliate of the Issuer that is not a member of the Group on the Completion Date, 1334 York LLC. “Issuer” means, prior to the Completion Date, BidFair MergeRight Inc., and after the Completion Date, Sotheby’s. “Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof). “Limited Condition Transaction” shall mean (i) any acquisition of any assets, business or Person, other investment or similar transaction (whether by merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise) permitted hereunder by one or more of the Issuer and its Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment and (iii) any Restricted Payment requiring irrevocable notice in advance thereof. “Limited Recourse” means a letter of credit, revolving loan commitment, cash collateral account, guarantee or other credit enhancement issued by the Issuer or any of its Restricted Subsidiaries (other than a Receivables Entity) in connection with the incurrence of Indebtedness by the Issuer or a Receivables Entity under a Qualified Receivables Financing; provided that, the aggregate amount of such letter of credit reimbursement obligations and the aggregate available amount of such revolving loan commitments, cash collateral accounts, guarantees or other such credit enhancements of the Issuer and its Restricted Subsidiaries (other than a Receivables Entity) shall not exceed 25% of the principal amount of such Indebtedness at any time. “London Properties” means the properties in London located at: (i) 3-5 St. George Street, (ii) 6-7 St. George Street, (iii) 8 St. George Street, (iv) 9 St. George Street, (v) 10 St. George Street, (vi) 34-35 New Bond Street, and (vii) 36 New Bond Street, and (viii) 40-42 Bourdon Street, which collectively contain the main salesrooms, exhibition spaces, and administrative offices of our U.K. operations. “Longstop Date” means December 13, 2019. “Management Advances” means loans or advances made to, or Guarantees with respect to loans or advances made to, directors, officers, employees or consultants of any Parent, the Issuer or any Restricted Subsidiary: (1) (a) in respect of travel, entertainment or moving related expenses Incurred in the ordinary course of business or (b) for purposes of funding any such Person’s purchase of Capital Stock or Subordinated Shareholder Funding (or similar obligations) of the Issuer, its Restricted Subsidiaries or any Parent (i) not to exceed an amount (net of repayments of any such loans or advances) equal to $20 million in any calendar year (with unused amounts in any calendar year being carried over to the succeeding calendar years; provided that the aggregate Management Advances made under this sub-clause (b)(i) do not exceed $40 million in any fiscal year) or (ii) with the approval of the Board of Directors of the Issuer; (2) in respect of moving related expenses Incurred in connection with any closing or consolidation of any facility or office; or 25 EU-DOCS\26039728.6

(3) (in the case of this clause (3)) not exceeding $15 million in the aggregate outstanding at any time. “Management Investors” means the current or former officers, directors, employees and other members of the management of or consultants to any Parent, the Issuer or any of their respective Subsidiaries or spouses, family members or relatives thereof, or any trust, partnership or other entity for the benefit of or the beneficial owner of which (directly or indirectly) is any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Issuer, any Restricted Subsidiary or any Parent. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of Capital Stock of the IPO Entity on the date of the declaration of the relevant dividend or purchase, repurchase or other acquisition or retirement of common stock or common equity interests multiplied by (ii) the arithmetic mean of the closing prices per share of such Capital Stock for the 30 consecutive trading days immediately preceding the date of declaration of such dividends or purchase, repurchase or other acquisition or retirement of common stock or common equity interests. “Material Subsidiary” shall mean each Restricted Subsidiary other than an Immaterial Subsidiary. “Moody’s” means Moody’s Investors Service, Inc. or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization. “Nationally Recognized Statistical Rating Organization” shall have the same meaning as used in Section 3(a)(62) of the Exchange Act. “Net Available Cash” from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and net proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other non-cash form) therefrom, in each case net of: (1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses Incurred, and all Taxes paid or required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any Tax Sharing Agreements), as a consequence of such Asset Disposition; (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition; (3) all distributions and other payments required to be made to minority interest holders (other than any Parent, the Issuer or any of their respective Subsidiaries) in Subsidiaries or joint ventures as a result of such Asset Disposition; and (4) the deduction of appropriate amounts required to be provided by the seller as a reserve, on the basis of GAAP, against (a) any liabilities associated with the assets disposed in such Asset Disposition and retained by the Issuer or any Restricted Subsidiary after such Asset Disposition; or (b) any purchase price adjustment or earn-out in connection with such Asset Disposition. 26 EU-DOCS\26039728.6

“Net Cash Proceeds” means, with respect to any issuance or sale of Capital Stock or Subordinated Shareholder Funding, any Incurrence of any Indebtedness or any sale of any asset, the cash proceeds of such issuance or sale, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements). “New Credit Facilities” means collectively to the New Revolving Credit Facility and the New Term Loan Facility. “New Credit Facilities Agreement” means the new credit facilities agreement to be entered into on or about the Issue Date among, inter alios, the Initial Issuer, certain lenders party thereto and BNP Paribas as administrative agent and Deutsche Bank Trust Company Americas as the collateral agent. “New Credit Facilities Security Documents” means the security agreements, pledge agreements, collateral assignments, and any other instrument and document executed and delivered pursuant to the New Credit Facilities or otherwise or any of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time, creating the security interests in the collateral securing the New Credit Facilities as contemplated by the New Credit Facilities. “New Revolving Credit Facility” means the revolving credit facility to be entered into under the New Credit Facilities Agreement. “New Term Loan Facility” means the senior secured term loan facility to be entered into under the New Credit Facilities Agreement. “Non-Guarantor Debt Cap” means an amount of Indebtedness Incurred and Disqualified Stock or Preferred Stock equal to $25 million. “Non-U.S. Guarantor” means any Guarantor that is not organized in the United States of America. “Note Guarantee” means the Guarantee by each Guarantor of the Issuer’s obligations under this Indenture and the Notes, executed pursuant to the provisions of this Indenture. “Notes Custodian” means the custodian with respect to a Global Note, as appointed by DTC, or any successor person thereto. “Notes Collateral” refers collectively to (a) the Initial Notes Collateral and (b) any other rights, property or assets that secure the Notes and/or the Notes Guarantees from time to time until the security interests therein are released in accordance with this Indenture, the Intercreditor Agreement and the Notes Security Documents. “Notes Collateral Agent” means Deutsche Bank Trust Company Americas, acting as collateral agent pursuant to this Indenture, the Intercreditor Agreement or such successor Notes Collateral Agent or any delegate thereof as may be appointed thereunder or any such collateral agent, delegate or successor thereof pursuant to an Additional Intercreditor Agreement. “Notes Documents” means the Notes (including Additional Notes), this Indenture, the Notes Security Documents, the Intercreditor Agreement and any Additional Intercreditor Agreements. “Notes Secured Parties” means the “Secured Parties” as defined in the Notes Security Documents. 27 EU-DOCS\26039728.6

“Notes Security Documents” means the security agreements, pledge agreements, collateral assignments, and any other instrument and document executed and delivered pursuant to this Indenture or otherwise or any of the foregoing, as the same may be amended, supplemented or otherwise modified from time to time, creating the security interests in the Notes Collateral as contemplated by this Indenture. “Obligations” means, with respect to any indebtedness, all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements and other amounts payable pursuant to the documentation governing such indebtedness. “Offering Memorandum” means the offering memorandum in relation to the Initial Notes, dated September 23, 2019. “Officer” means, with respect to any Person, (1) any member of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary (a) of such Person or (b) if such Person is owned or managed by a single entity, of such entity, or (2) any other individual designated as an “Officer” for the purposes of this Indenture by the Board of Directors of such Person. “Officer’s Certificate” means, with respect to any Person, a certificate signed by one Officer of such Person. “Opinion of Counsel” means a written opinion from legal counsel reasonably satisfactory to the Trustee, which opinion may contain customary assumptions and qualifications. The counsel may be an employee of or counsel to any Parent, the Issuer or any of their Subsidiaries. “Parent” means any Person of which the Issuer at any time is or becomes a Subsidiary and any holding companies established by any Permitted Holder for purposes of holding its investment in any parent of the Issuer. “Parent Expenses” means: (1) costs (including all professional fees and expenses) Incurred by any Parent in connection with reporting obligations under or otherwise Incurred in connection with compliance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, this Indenture or any other agreement or instrument relating to Indebtedness of a Parent (excluding principal and interest under any such agreement or instrument relating to obligations of the Parent), the Issuer or any Restricted Subsidiary, including in respect of any reports filed with respect to the Securities Act, Exchange Act or the respective rules and regulations promulgated thereunder; (2) customary indemnification obligations of any Parent owing to directors, officers, employees or other Persons under its charter or by-laws or pursuant to written agreements with any such Person to the extent relating to a Parent, the Issuer or their respective Subsidiaries; (3) obligations of any Parent in respect of director and officer insurance (including premiums therefor) to the extent relating to a Parent, the Issuer or their respective Subsidiaries and reasonable fees and reimbursement of expenses to, and customary indemnities and employee benefit and pension expenses provided on behalf of, directors, officers, consultants or employees of the Issuer, any Restricted Subsidiary or any Parent (whether directly or indirectly and including through any Person owned or controlled by any of such directors, officers or employees); (4) fees and expenses payable by any Parent in connection with the Transactions; 28 EU-DOCS\26039728.6

(5) general corporate overhead expenses, including (a) professional fees and expenses and other operational expenses of any Parent related to the ownership or operation of the business of the Issuer or any of the Restricted Subsidiaries including acquisitions or dispositions by the Issuer or a Subsidiary permitted hereunder (whether or not successful), in each case, to the extent such costs, obligations and/or expenses are not paid by another Subsidiary of such Parent or (b) costs and expenses with respect to any litigation or other dispute relating to the Transactions or the ownership, directly or indirectly, by any Parent; (6) any fees and expenses required to maintain any Parent’s corporate existence and to provide for other ordinary course operating costs, including customary salary, bonus and other benefits payable to officers and employees of such Parent; (7) to reimburse out-of-pocket expenses of the Board of Directors of any Parent and payment of all reasonable out-of-pocket expenses Incurred by any Permitted Holder in connection with its direct or indirect investment in the Issuer and its Subsidiaries; (8) other fees, expenses and costs relating directly or indirectly to activities of the Issuer and its Subsidiaries or any Parent or any other Person established for purposes of or in connection with the Transactions or which holds directly or indirectly any Capital Stock or Subordinated Shareholder Funding of the Issuer, in an amount not to exceed $5 million in any fiscal year; (9) any Public Offering Expenses; (10) payments pursuant to any Tax Sharing Agreement in the ordinary course of business or as a result of the formation and maintenance of any consolidated group for tax or accounting purposes in the ordinary course of business; and (11) franchise, excise and similar taxes and other fees, taxes and expenses, in each case, required for the Issuer to maintain its operations and paid by the Parent. “Parent Guarantor” means BidFair Holdings Inc. “Pari Passu Indebtedness” means (1) with respect to the Issuer, any Indebtedness that ranks pari passu in right of payment to the Notes; and (2) with respect to the Subsidiary Guarantors, any Indebtedness that ranks pari passu in right of payment to such Subsidiary Guarantor’s Note Guarantee. “Participant” means a Person who has an account with DTC. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA. “Permitted Asset Swap” means the concurrent purchase and sale or exchange of assets used or useful in a Similar Business or a combination of such assets and cash, Cash Equivalents or Temporary Cash Investments between the Issuer or any of the Restricted Subsidiaries and another Person; provided that any cash or Cash Equivalents received in excess of the value of any cash or Cash Equivalents sold or exchanged must be applied in accordance with Section 4.08. “Permitted Collateral Liens” means: (1) Liens on the Notes Collateral that are described in one or more of clauses (2), (3), (4), (5), (6), (8), (9), (11), (12), (13), (18), (20), (23), (24), (27), (28) (but in the case of clause (28), excluding any Additional Notes) of the definition of “Permitted Liens” and (37); and 29 EU-DOCS\26039728.6

(2) Liens on the Notes Collateral to secure (a) Indebtedness that is permitted to be Incurred under Section 4.04(a) so long as on the date of Incurrence of such Indebtedness and after giving effect thereto on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.50 to 1.0, (b) Indebtedness that is permitted to be Incurred under clauses (1), (2)(a) (in the case of (2)(a), to the extent such Guarantee is in respect of Indebtedness otherwise permitted to be secured on the Notes Collateral and specified in this definition of Permitted Collateral Liens), (4)(b) (in the case of (4)(b), only in respect of Existing Notes that are not repurchased pursuant to the Change of Control Tender), (5) (so long as, in the case of clause (5), on the date of Incurrence of Indebtedness pursuant to such clause (5) and after giving effect thereto on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, either (x) the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.50 to 1.0 or (y) the Consolidated Net Senior Secured Leverage Ratio would not be greater than it was immediately prior to giving effect to such acquisition or other transaction), (7)(a) (to the extent relating to Currency Agreements or Interest Rate Agreements related to Indebtedness, (7)(b), (14) (so long as, in the case of clause (14), on the date of Incurrence of Indebtedness pursuant to such clause (14) and after giving effect thereto on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, together with any Incurrence of Indebtedness pursuant to Section 4.04(b)(5) on the date on which Indebtedness pursuant to clause (14) is Incurred, (x) the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.50 to 1.0 and (y) the Issuer could Incur at least $1.00 of additional Indebtedness under Section 4.04(a) and Section 4.04(b)(16) and (c) any Refinancing Indebtedness in respect of Indebtedness referred to in the foregoing clause (a) or (b), provided, however, that (i) such Lien shall rank pari passu or junior to the Liens securing the Notes and the Note Guarantees (including by virtue of the Intercreditor Agreement or an Additional Intercreditor Agreement); (ii) in each case, all property and assets (including, without limitation, the Notes Collateral) securing such Indebtedness also secure the Notes or the Note Guarantees on a senior or pari passu basis (including by virtue of the Intercreditor Agreement or an Additional Intercreditor Agreement but no such Indebtedness shall have priority to the Notes over amounts received from the sale of the Notes Collateral pursuant to an enforcement sale or other distressed disposal of such Notes Collateral); and (iii) each of the parties thereto will have entered into the Intercreditor Agreement or an Additional Intercreditor Agreement. “Permitted Holders” means, collectively, (1) the Investor, (2) Investor Affiliates and, (3) any Person who is acting as an underwriter in connection with a public or private offering of Capital Stock of any Parent or the Issuer, acting in such capacity. Any person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder. “Permitted Investment” means (in each case, by the Issuer or any of the Restricted Subsidiaries): (1) Investments in (a) a Restricted Subsidiary (including the Capital Stock of a Restricted Subsidiary) or the Issuer or (b) any Person (including the Capital Stock of any such Person) that is engaged in any Similar Business and such Person will, upon the making of such Investment, become a Restricted Subsidiary; (2) Investments in another Person if such Person is engaged in any Similar Business and as a result of such Investment such other Person is merged, consolidated or otherwise 30 EU-DOCS\26039728.6 combined with or into, or transfers or conveys all or substantially all its assets to, the Issuer or a Restricted Subsidiary; (3) Investments in cash, Cash Equivalents, Temporary Cash Investments or Investment Grade Securities; (4) Investments in receivables owing to the Issuer or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Issuer or any such Restricted Subsidiary deems reasonable under the circumstances; (5) Investments in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (6) Management Advances; (7) Investments in Capital Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Issuer or any Restricted Subsidiary (including obligations of trade creditors and customers), or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement including upon the bankruptcy or insolvency of a debtor or in compromise or resolution of any litigation, arbitration or other dispute; (8) Investments made as a result of the receipt of non-cash consideration from a sale or other disposition of property or assets, including an Asset Disposition, in each case, that was made in compliance with Section 4.08 and other Investments resulting from the disposition of assets in transactions excluded from the definition of “Asset Disposition” pursuant to the exclusions from such definition; (9) Investments in existence on, or made pursuant to legally binding commitments in existence on, the Issue Date and any modification, replacement, renewal or extension thereof; provided that the amount of any such Investment may not be increased except (a) as required by the terms of such Investment as in existence on the Issue Date or (b) as otherwise permitted by this Indenture; (10) Currency Agreements, Interest Rate Agreements, Commodity Hedging Agreements and related Hedging Obligations, which transactions or obligations are Incurred pursuant to Section 4.04(b)(7); (11) pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or Liens otherwise described in the definition of “Permitted Liens” or made in connection with Liens permitted under Section 4.06; (12) any Investment to the extent made using Capital Stock of the Issuer (other than Disqualified Stock or Designated Preference Shares), Subordinated Shareholder Funding or Capital Stock of any Parent as consideration; (13) any transaction to the extent constituting an Investment that is permitted and made in accordance with Section 4.09(b) (except those described in clauses (1), (3), (6), (8), (9) and (12) of Section 4.09(b)); (14) Guarantees not prohibited by Section 4.04 and (other than with respect to Indebtedness) guarantees, keepwells and similar arrangements in the ordinary course of business, in 31 EU-DOCS\26039728.6 each case, other than Guarantees of the obligations of the SFS Business in connection with securitization of the loans described in clause (20) below; (15) Investments in the Notes, any Additional Notes, the Existing Notes, any term loans Incurred under the New Term Loan Facility or any Pari Passu Indebtedness of the Issuer or a Subsidiary Guarantor; (16) (a) Investments acquired after the Issue Date as a result of the acquisition by the Issuer or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Issuer or any of its Restricted Subsidiaries in a transaction that is not prohibited by Section 5.01 or Section 5.02 to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and (b) Investments of a Restricted Subsidiary existing on the date such Person becomes a Restricted Subsidiary to the extent that such Investments were not made in contemplation of such Person becoming a Restricted Subsidiary; (17) Investments, taken together with all other Investments made pursuant to this clause (17) and at any time outstanding, in an aggregate amount at the time of such Investment not to exceed the greater of 35% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination and $75 million plus the amount of any distributions, dividends, payments or other returns in respect of such Investments (without duplication for purposes of Section 4.05) (with the fair market value of each Investment being measured in accordance with Section 4.05(c); provided, that, if an Investment is made pursuant to this clause in a Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary, such Investment shall thereafter be deemed to have been made pursuant to clause (1) or (2) of the definition of “Permitted Investments” and not this clause; (18) Investments in (a) joint ventures and similar entities and (b) Unrestricted Subsidiaries having an aggregate fair market value, when taken together with all other Investments made pursuant to this clause (18) that are at the time outstanding, not to exceed the greater of $75 million and 35% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination at the time of such Investment plus the amount of any distributions, dividends, payments or other returns in respect of such Investments (without duplication for purposes of Section 4.05) (with the fair market value of each Investment being measured in accordance with Section 4.05(c)); (19) Investments by the Issuer or a Restricted Subsidiary in a Receivables Entity or any Investment by a Receivables Entity in any other Person, in each case, in connection with a Qualified Receivables Financing, provided, however, that any Investment in any such Person is in the form of a Purchase Money Note, or any equity interest or interests in Receivables and related assets generated by the Issuer or a Restricted Subsidiary and transferred to any Person in connection with a Qualified Receivables Financing or any such Person owning such Receivables; (20) Guarantees by the Issuer and the Subsidiary Guarantors of the obligations of the SFS Business in connection with securitization of the loans originated by the SFS Business subsequent to the Completion Date in an amount not to exceed at any time 15% of the aggregate principal amount of such securitized loans, provided that (i) such securitization is on market terms and (ii) such Guarantees (including any fees payable to the Issuer and any Subsidiary Guarantor in connection therewith) are on terms not materially less favorable to the Issuer or a Restricted Subsidiary than those that could 32 EU-DOCS\26039728.6 be obtained in a comparable transaction in arm’s-length dealings with a Person who is not an Affiliate; (21) Investments made to effect, or otherwise made in connection with, the Transactions to the extent described in the Offering Memorandum or any non-cash Investments made in connection with Permitted Reorganizations; and (22) Investments by the Issuer or a Restricted Subsidiary in an Issue Date Unrestricted Subsidiary in existence as of the Issue Date. “Permitted Licensing Activities” means: (1) non-exclusive licensing of the Target’s brand and other intellectual property conducted in the ordinary course of business; (2) the licensing of the Sotheby’s International Realty trademark and certain related trademarks pursuant to the Realogy License Agreement entered between the Target and Realogy Corporation (formerly known as Cendant Corporation) on February 17, 2004; and (3) the licensing of the Target’s name in connection with the Target’s art auction business in Australia and art education services in the United States and the United Kingdom. “Permitted Liens” means, with respect to any Person: (1) Liens on assets or property of a Restricted Subsidiary that is not a Subsidiary Guarantor securing Indebtedness of such Restricted Subsidiary or another Restricted Subsidiary that is not a Subsidiary Guarantor; (2) pledges, deposits or Liens under workmen’s compensation laws, unemployment insurance laws, social security laws or similar legislation, or insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements and including Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings), or in connection with bids, tenders, completion guarantees, contracts (other than for borrowed money) or leases, or to secure utilities, licenses, public or statutory obligations, or to secure surety, indemnity, judgment, appeal or performance bonds, guarantees of government contracts (or other similar bonds, instruments or obligations), or as security for contested taxes or import or customs duties or for the payment of rent, or other obligations of like nature, in each case Incurred in the ordinary course of business; (3) Liens imposed by law, including carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s and repairmen’s or other like Liens, in each case for sums not yet overdue for a period of more than 60 days or that are bonded or being contested in good faith by appropriate proceedings; (4) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings; provided that appropriate reserves required pursuant to GAAP have been made in respect thereof; (5) (a) Liens in favor of issuers of surety, performance or other bonds, guarantees or letters of credit or bankers’ acceptances (not issued to support Indebtedness for borrowed money) issued pursuant to the request of and for the account of the Issuer or any 33 EU-DOCS\26039728.6

Restricted Subsidiary in the ordinary course of its business and (b) Liens in connection with cash management programs established in the ordinary course of business; (6) encumbrances, ground leases, easements (including reciprocal easement agreements), survey exceptions, or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of the Issuer and the Restricted Subsidiaries or to the ownership of its properties which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Issuer and the Restricted Subsidiaries; (7) Liens on assets or property of the Issuer or any Restricted Subsidiary securing Hedging Obligations permitted under this Indenture; (8) leases, licenses, subleases and sublicenses of assets (including real property and intellectual property rights), in each case entered into in the ordinary course of business; (9) Liens arising out of judgments, decrees, orders or awards not giving rise to an Event of Default and notices of lis pendens and associated rights so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree, order, award or notice have not been finally terminated or the period within which such proceedings may be initiated has not expired; (10) Liens on assets or property of the Issuer or any Restricted Subsidiary (including Capital Stock) for the purpose of securing Capitalized Lease Obligations or Purchase Money Obligations, or securing the payment of all or a part of the purchase price of, or securing other Indebtedness Incurred to finance or refinance the acquisition, improvement or construction of, assets or property acquired or constructed in the ordinary course of business; provided that (a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this Indenture (excluding Indebtedness Incurred pursuant to Section 4.04(a)) and (b) any such Lien may not extend to any assets or property of the Issuer or any Restricted Subsidiary other than assets or property acquired, improved, constructed or leased with the proceeds of such Indebtedness and any improvements or accessions to such assets and property; (11) Liens arising by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary or financial institution (including, without limitation, Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code); (12) Liens arising from Uniform Commercial Code financing statement filings (or similar filings in other applicable jurisdictions) regarding operating leases entered into by the Issuer and the Restricted Subsidiaries in the ordinary course of business; (13) with respect to the Issuer and its Restricted Subsidiaries, Liens existing on or provided for or required to be granted under written agreements existing on the Completion Date after giving effect to the Transactions, the SFS Business Transfer and the Permitted Sale and Leaseback Transactions; (14) Liens on property, other assets or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary (or at the time the Issuer or a Restricted Subsidiary acquires such property, other assets or shares of stock, including any acquisition by means of a merger, consolidation or other business combination transaction with or into 34 EU-DOCS\26039728.6 the Issuer or any Restricted Subsidiary); provided, however, that such Liens are not created, Incurred or assumed in anticipation of or in connection with such other Person becoming a Restricted Subsidiary (or such acquisition of such property, other assets or stock); provided, further, that such Liens are limited to all or part of the same property, other assets or stock (plus improvements, accession, proceeds or dividends or distributions in connection with the original property, other assets or stock) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; (15) Liens on assets or property of the Issuer or any Restricted Subsidiary securing Indebtedness or other obligations of the Issuer or such Restricted Subsidiary owing to the Issuer or another Restricted Subsidiary, or Liens in favor of the Issuer or any Restricted Subsidiary; (16) Liens securing Refinancing Indebtedness Incurred to refinance Indebtedness that was previously so secured, and permitted to be secured under this Indenture; provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced or is in respect of property that is or could be the security for or subject to a Permitted Lien hereunder; (17) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease; (18) (a) mortgages, liens, security interest, restrictions, encumbrances or any other matters of record that have been placed by any government, statutory or regulatory authority, developer, landlord or other third party on property over which the Issuer or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar arrangements relating thereto and (b) any condemnation or eminent domain proceedings affecting any real property; (19) any encumbrance or restriction (including put and call arrangements) with respect to Capital Stock of, or assets owned by, any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (20) Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets; (21) Liens on Receivables Assets Incurred in connection with a Qualified Receivables Financing; (22) Liens on Escrowed Proceeds for the benefit of the related holders of debt securities (including the Notes) or other Indebtedness (or the underwriters or arrangers thereof) or on cash set aside at the time of the Incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose; (23) bankers’ Liens, Liens on specific items of inventory or other goods (and the proceeds thereof) of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created in the ordinary course of business of such Person to facilitate the purchase, shipment or storage of such inventory or other goods and Liens securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities; 35 EU-DOCS\26039728.6

(24) Liens arising out of conditional sale, title retention, hire purchase, consignment (including Liens in favour of a consignor on a segregated deposit account established for the benefit of such consignor and into which only proceeds of works of art consigned by such consignor to the Issuer or any of its Subsidiaries for sale (including the Issuer’s or any of its Subsidiaries’ commissions on such sales) are deposited) or similar arrangements for the sale of goods entered into in the ordinary course of business, and pledges of goods, the related documents of title and/or other related documents arising or created in the ordinary course of business or operations as Liens only for Indebtedness to a bank or financial institution directly relating to the goods or documents on or over which the pledge exists; (25) Permitted Collateral Liens; (26) Liens on Capital Stock or other securities or assets of any Unrestricted Subsidiary that secure Indebtedness of such Unrestricted Subsidiary; (27) any security granted over Cash Equivalents in connection with the disposal thereof to a third party and Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness; (28) (a) Liens created for the benefit of or to secure, directly or indirectly, the Notes and the Note Guarantees, (b) Liens pursuant to the Intercreditor Agreement and (c) Liens in respect of property and assets securing Indebtedness if the recovery in respect of such Liens is subject to loss-sharing or similar provisions as among the Holders of the Notes and the creditors of such Indebtedness pursuant to the Intercreditor Agreement or an Additional Intercreditor Agreement; (29) Liens created on any asset of the Issuer or a Restricted Subsidiary established to hold assets of any stock option plan or any other management or employee benefit or incentive plan or unit trust of the Issuer or a Restricted Subsidiary securing any loan to finance the acquisition of such assets; (30) Liens; provided that the maximum amount of Indebtedness secured in the aggregate at any one time pursuant to this clause (30) does not exceed the greater of $45 million and 20% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; (31) Liens consisting of any right of set-off granted to any financial institution acting as a lockbox bank in connection with a Qualified Receivables Financing; (32) Liens for the purpose of perfecting the ownership interests of a purchaser of Receivables and related assets pursuant to any Qualified Receivables Financing; (33) Cash deposits or other Liens for the purpose of securing Limited Recourse; (34) Liens arising in connection with other sales of Receivables permitted hereunder without recourse to the Issuer or any of its Restricted Subsidiaries; (35) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (36) Liens (a) on any cash earnest money deposits or cash advances made by the Issuer or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Indenture, or (b) on other cash advances in favor of the 36 EU-DOCS\26039728.6 seller of any property to be acquired in an Investment or other acquisition permitted hereunder to be applied against the purchase price for such Investment or other acquisition; (37) Liens or rights of set-off against credit balances of the Issuer or any of the Restricted Subsidiaries with credit card issuers or credit card processors or amounts owing by such credit card issuers or credit card processors to the Issuer or any Restricted Subsidiaries in the ordinary course of business to secure the obligations of the Issuer or any Restricted Subsidiary to the credit card issuers or credit card processors as a result of fees and charges; (38) customary Liens of an indenture trustee on money or property held or collected by it to secure fees, expenses and indemnities owing to it by any obligor under an indenture; and (39) Liens arising in connection with any Permitted Reorganization. “Permitted Reorganization” means any reorganizations and other activities related to tax planning and tax reorganization, so long as, after giving effect thereto, the enforceability of the Note Guarantees, taken as a whole, are not materially impaired. “Permitted Sale and Leaseback Transactions” means the Real Estate Portfolio Transfer and the lease transactions in respect of the York Property and the London Properties to be entered into among the entity that owns the relevant property, as lessor, and the Issuer and/or one or more of its Restricted Subsidiaries, as lessee; provided that: (1) each of the lease transactions relating to the London Properties and the York Property is, in the reasonable determination of the Issuer, on terms not materially less favorable to the Issuer or a Restricted Subsidiary than those that could be obtained in a comparable transaction in arm’s-length dealings with a Person who is not an Affiliate; (2) the terms of such lease arrangement(s) do not restrict rights of the lessee and the scope of use of the real estate subject to such lease transactions in a material way from the manner such real estate is used by the Issuer and the Restricted Subsidiaries immediately prior to the Completion Date; and (3) the initial term of the lease arrangement(s) related to the York Property and the London Properties shall, in each case, not be less than the Stated Maturity of the Notes. “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity. “Preferred Stock”, as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person. “Private Placement Legend” means the legend set forth in Section 2.06(g)(1) to be placed on each Note certificate evidencing the Global Notes and the Definitive Registered Notes (and all Notes issued in exchange therefor or in substitution thereof) except where otherwise permitted by the provisions of this Indenture. “Pro Forma EBITDA” means, for any period, the Consolidated EBITDA of the Issuer and the Restricted Subsidiaries, provided that for the purposes of calculating Pro Forma EBITDA for such period, if, as of such date of determination: 37 EU-DOCS\26039728.6

(1) since the beginning of such period the Issuer or any Restricted Subsidiary has disposed of any company, any business, or any group of assets constituting an operating unit of a business or otherwise ceases to be a Restricted Subsidiary (and is not a Restricted Subsidiary at the end of such period) (any such disposition, a “Sale”) or if the transaction giving rise to the need to calculate Pro Forma EBITDA is such a Sale, Pro Forma EBITDA for such period will be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets which are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period; provided that if any such sale constitutes “discontinued operations” in accordance with GAAP, Consolidated Net Income shall be reduced by an amount equal to the Consolidated Net Income (if positive) attributable to such operations for such period or increased by an amount equal to the Consolidated Net Income (if negative) attributable thereto for such period; (2) since the beginning of such period, a Parent, the Issuer or any Restricted Subsidiary (by merger or otherwise) has made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise has acquired any company, any business, or any group of assets constituting an operating unit of a business or a Person otherwise becomes a Restricted Subsidiary (and remains a Restricted Subsidiary at the end of such period) (any such Investment, acquisition or designation, a “Purchase”), including any such Purchase occurring in connection with a transaction causing a calculation to be made hereunder, Pro Forma EBITDA for such period will be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and (3) since the beginning of such period, any Person (that became a Restricted Subsidiary or was merged or otherwise combined with or into the Issuer or any Restricted Subsidiary since the beginning of such period) will have made any Sale or any Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Issuer or a Restricted Subsidiary since the beginning of such period, Pro Forma EBITDA for such period will be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period. For the purposes of this definition and the definitions of Consolidated EBITDA, Consolidated Income Taxes, Consolidated Interest Expense, Consolidated Net Income, Consolidated Net Leverage Ratio and Consolidated Net Senior Secured Leverage Ratio or any other purpose hereunder (a) whenever pro forma effect is to be given to any transaction (including, without limitation, transactions listed in clauses (1) through (3) of this definition) or calculation hereunder or such other definitions, the pro forma calculations will be as determined in good faith by a responsible financial or accounting officer of the Issuer or an Officer of the Issuer (including in respect of anticipated expense and cost reductions and synergies (other than revenue synergies)) (calculated on a pro forma basis as though such expense and cost reductions and synergies had been realized on the first day of the period for which Pro Forma EBITDA is being determined and as though such cost savings, operating expense reductions and synergies were realized during the entirety of such period), (b) in determining the amount of Indebtedness outstanding on any date of determination, pro forma effect shall be given to any Incurrence, repayment, repurchase, defeasance or other acquisition, retirement or discharge of Indebtedness as if such transaction had occurred on the first day of the relevant period and (c) if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness if such Hedging Obligation has a remaining term in excess of 12 months). “Public Debt” means any Indebtedness consisting of bonds, debentures, notes or other similar debt securities issued in (1) a public offering registered under the Securities Act or (2) a private placement to institutional investors that is underwritten for resale in accordance with Rule 144A or 38 EU-DOCS\26039728.6

Regulation S under the Securities Act, whether or not it includes registration rights entitling the holders of such debt securities to registration thereof with the SEC for public resale. “Public Offering” means any offering, including the Initial Public Offering, of shares of common stock or other common equity interests that are listed on an exchange or publicly offered (which shall include an offering pursuant to Rule 144A and/or Regulation S under the Securities Act to professional market investors or similar persons). “Public Offering Expenses” means expenses Incurred by any Parent in connection with any Public Offering or any offering of Public Debt (whether or not successful): (1) where the net proceeds of such offering are intended to be received by or contributed or loaned to the Issuer or a Restricted Subsidiary; (2) in a pro-rated amount of such expenses in proportion to the amount of such net proceeds intended to be so received, contributed or loaned; or (3) otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Issuer or the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed, in each case, to the extent such expenses are not paid by another Subsidiary of such Parent. “Purchase” has the meaning ascribed to it in the definition of “Pro Forma EBITDA.” “Purchase Money Note” means a promissory note of a Receivables Entity evidencing the deferred purchase price of Receivables (and related assets) and/or a line of credit, which may be irrevocable, from the Issuer or any Restricted Subsidiary in connection with a Qualified Receivables Financing with a Receivables Entity, which deferred purchase price or line is repayable from cash available to a Receivables Entity, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts owing to such investors and amounts paid in connection with the purchase of newly generated Receivables. “Purchase Money Obligations” means any Indebtedness Incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets (including Capital Stock), and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise. “QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Qualified Receivables Financing” means any Receivables Financing of a Receivables Entity that meets the following conditions: (1) an Officer or the Board of Directors of the Issuer shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Issuer and the Receivables Entity, (2) all sales of accounts receivable and related assets to the Receivables Entity are made at fair market value (as determined in good faith by the Issuer), and (3) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Issuer) and may include Standard Securitization Undertakings. The grant of a security interest in any accounts receivable of the Issuer or any Restricted Subsidiary (other than a Receivables Entity) to secure Indebtedness under a Credit Facility or Indebtedness in respect of the Notes shall not be deemed a Qualified Receivables Financing. “Real Estate Portfolio Transfer” means the proposed transactions that are intended to result in the transfers of the York Property and of the London Properties from the Target or a Restricted 39 EU-DOCS\26039728.6

Subsidiary to other entities, as described in the section of the Offering Memorandum entitled “The Transactions—The Real Estate Portfolio Transfer”. “Receivable” means a right to receive payment arising from a sale or lease of goods or services by a Person pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit, as determined on the basis of GAAP, and shall include, in any event, any items of property that would be classified as an “account,” “chattel paper,” “payment intangible” or “instrument” under the Uniform Commercial Code as in effect in the State of New York and any “supporting obligations” as so defined. “Receivables Assets” means any accounts receivable (including any bills of exchange) and related assets and property (including proceeds thereof) from time to time originated, acquired or otherwise owned by the Issuer or any Subsidiary, including without limitation assets that are or will be the subject of a Qualified Receivables Financing. “Receivables Entity” means a Wholly Owned Subsidiary of the Issuer or another Person in which the Issuer or any Subsidiary of the Issuer makes an Investment and to which the Issuer or any Subsidiary of the Issuer transfers accounts receivable and related assets, which engages in no activities other than in connection with the financing of accounts receivable of the Issuer and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Issuer (as provided below) as a Receivables Entity and: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Restricted Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings); (ii) is recourse to or obligates the Issuer or any Restricted Subsidiary in any way other than pursuant to Standard Securitization Undertakings; or (iii) subjects any property or asset of the Issuer or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings except, in each case, Limited Recourse and Permitted Liens as defined in clauses (31) through (34) of the definition thereof; (2) with which neither the Issuer nor any other Restricted Subsidiary has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or Qualified Receivables Financing) other than on terms which the Issuer reasonably believes to be no less favorable to the Issuer or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Issuer, other than fees payable in the ordinary course of business in connection with servicing Receivables; and (3) to which neither the Issuer nor any other Restricted Subsidiary has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results (other than those related to or incidental to the relevant Qualified Receivables Financing), except for Limited Recourse. Any such designation by the Board of Directors of the Issuer shall be evidenced to the Trustee by filing with the Trustee a copy of the resolution of the Board of Directors of the Issuer giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the foregoing conditions. “Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Financing. 40 EU-DOCS\26039728.6

“Receivables Financing” means any transaction or series of transactions (other than any transaction related to the SFS Business Transfer) that may be entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Entity (in the case of a transfer by the Issuer or any of its Subsidiaries), or (b) any other Person (in the case of a transfer by a Receivables Entity), or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Issuer or any of its Subsidiaries, and any assets related thereto, including all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interest are customarily granted in connection with asset securitization transactions involving accounts receivable and any Hedging Obligations entered into by the Issuer or any such Subsidiary in connection with such accounts receivable. “Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Refinance” means refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell, extend or increase (including pursuant to any defeasance or discharge mechanism) and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Indenture shall have a correlative meaning. “Refinancing” means, collectively, the Change of Control Tender (and the repurchase and cancellation of any Existing Notes in connection therewith or thereafter) and the repayment of the Existing Credit Facility and the York Property Mortgage. “Refinancing Indebtedness” means Indebtedness of the Issuer or any Restricted Subsidiary to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness existing on the date of this Indenture or Incurred in compliance with this Indenture including Indebtedness that refinances Refinancing Indebtedness; provided, however, that: (1) if the Indebtedness being refinanced constitutes Subordinated Indebtedness, the Refinancing Indebtedness has a final stated maturity at the time such Refinancing Indebtedness is Incurred that is the same as or later than the final stated maturity of the Indebtedness being refinanced or, if shorter, the Notes; (2) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (and with respect to Reserved Indebtedness, including an amount equal to any unutilized commitments for such Reserved Indebtedness being refinanced, extended, replaced, refunded, renewed or defeased to the extent permanently terminated in connection with such Refinancing Indebtedness) (plus, without duplication, any additional Indebtedness Incurred to pay interest or premiums required by the instruments governing such existing Indebtedness, tender premiums, and costs, expenses and fees Incurred in connection therewith); (3) if the Indebtedness being refinanced is expressly subordinated to the Notes or any Note Guarantee, such Refinancing Indebtedness is subordinated to the Notes or such Note Guarantee, as applicable, on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being refinanced; and 41 EU-DOCS\26039728.6

(4) if the Issuer or any Subsidiary Guarantor was the obligor on the Indebtedness being refinanced, such Indebtedness is incurred either by the Issuer or by a Subsidiary Guarantor; provided, however, that Refinancing Indebtedness shall not include (i) Indebtedness of the Issuer that refinances Indebtedness of an Unrestricted Subsidiary, or (ii) Indebtedness of the Issuer owing to and held by the Issuer or any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Issuer or any other Restricted Subsidiary. Refinancing Indebtedness in respect of any Credit Facility or any other Indebtedness may be Incurred from time to time after the termination, discharge, or repayment of any such Credit Facility or other Indebtedness. “Regulation S” means Regulation S under the Securities Act. “Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate. “Regulation S Permanent Global Note” means a permanent Global Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period. “Regulation S Temporary Global Note” means a temporary Global Note in the form of Exhibit A hereto deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S (and includes the Regulation S Temporary Global Note Legend set forth in Section 2.06(g) hereof). “Related Taxes” means, without duplication (including, for the avoidance of doubt, without duplication of any amounts paid pursuant to any Tax Sharing Agreement): (1) any Taxes, including sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise, license, capital, registration, business, customs, net worth, gross receipts, excise, occupancy, intangibles or similar Taxes (other than (x) Taxes measured by income and (y) withholding taxes), required to be paid (provided such Taxes are in fact paid) by any Parent by virtue of its: (a) being incorporated or otherwise being established or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than, directly or indirectly, the Parent Guarantor or any Subsidiary of the Parent Guarantor); (b) issuing or holding Subordinated Shareholder Funding; (c) being a holding company parent, directly or indirectly, of the Issuer or any Subsidiary of the Issuer; (d) receiving dividends from or other distributions in respect of the Capital Stock of, directly or indirectly, the Issuer or any Subsidiary of the Issuer; or (e) having made any payment in respect to any of the items for which the Issuer is permitted to make payments to any Parent pursuant to Section 4.05; or 42 EU-DOCS\26039728.6

(2) if and for so long as the Issuer is a member of or included in a group filing a consolidated or combined tax return with any Parent or, for so long as the Issuer is an entity disregarded as separate from its Parent for U.S. federal income tax purposes, any Taxes measured by income for which such Parent is liable up to an amount not to exceed with respect to such Taxes the amount of any such Taxes that the Issuer and Subsidiaries of the Issuer would have been required to pay on a separate company basis or on a consolidated basis if the Issuer and the Subsidiaries of the Issuer had paid tax on a consolidated, combined, group, affiliated or unitary basis on behalf of an affiliated group consisting only of the Issuer and the Subsidiaries of the Issuer. “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee having direct responsibility for the administration of this Indenture and any other officers of the Trustee to whom any corporate trust matter is referred because of such person’s knowledge of any familiarity with the particular subject. “Restricted Investment” means any Investment other than a Permitted Investment. “Restricted Period” with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, written notice of which day shall be promptly given by the Issuer to the Trustee, and (b) the Issue Date with respect to such Notes. “Restricted Subsidiary” means a Subsidiary of the Issuer other than an Unrestricted Subsidiary. “Rule 144A” means Rule 144A under the Securities Act. “S&P” means S&P Global Ratings or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization. “Sale” has the meaning ascribed to it in the definition of “Pro Forma EBITDA.” “SEC” means the U.S. Securities and Exchange Commission. “Secured Parties” has the meaning ascribed to it in the Intercreditor Agreement. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended. “Securitization Assets” means (a) the account receivable, royalty or other revenue streams and other rights to payment and other assets related thereto subject to a Qualified Receivables Financing and the proceeds thereof and (b) contract rights, lockbox accounts and records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in a securitization financing. “Security Agreement” means the Pledge and Security Agreement, between the Issuer and Deutsche Bank Trust Company Americas, as Collateral Agent. “Security Documents” means, collectively, (i) the New Credit Facilities Security Documents, (ii) the Notes Security Documents and (ii) the Additional First Lien Security Documents. “Senior Secured Indebtedness” means, with respect to any Person as of any date of determination, any Specified Indebtedness; provided that such Indebtedness is in each case secured by a Lien on the assets of the Issuer or its Restricted Subsidiaries on a basis pari passu with or senior to the security in favor of the Notes. 43 EU-DOCS\26039728.6

“Servicer Agreement” means any agreement or customary terms pursuant to which the Issuer or any Restricted Subsidiary provides customary servicing services in connection with any securitization of loan portfolios by the SFS Business. “Significant Subsidiary” means any Restricted Subsidiary that meets any of the following conditions: (1) the Issuer’s and the Restricted Subsidiaries’ investments in and advances to the Restricted Subsidiary exceed 10% of total assets of the Issuer and the Restricted Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year; (2) the Issuer’s and the Restricted Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Restricted Subsidiary exceeds 10% of total assets of the Issuer and the Restricted Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year; or (3) if positive, the Issuer’s and the Restricted Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Restricted Subsidiary exceeds 10% of such income of the Issuer and the Restricted Subsidiaries on a consolidated basis for the most recently completed fiscal year. “Similar Business” means (a) any businesses, services or activities (including marketing) engaged in by the Issuer, or any of its Subsidiaries on the Completion Date, (b) businesses, services or activities that are targeted towards (x) the luxury or premium segments of a market or (y) financially successful clientele and (c) any businesses, services and activities (including marketing) engaged in by the Issuer or any of its Subsidiaries that are (i) related, complementary, incidental, ancillary or similar to any of the foregoing or (ii) are reasonable extensions or developments of any thereof. “SFS Business” means the Sotheby’s Financial Services business that engages in art-related financing activities by making loans that are secured by works of art. “SFS Business Transfer” means the transactions that will result in the transfer of the SFS Business from the Issuer to other entities (which will include the sale of the loan receivables arising pursuant to the existing portfolio of loans of the SFS Business and related rights and will include the Target being retained to continue servicing the existing portfolio of loans and any future portfolio of loans made by the SFS Business), which transactions will be completed in all material respects substantially concurrently with the closing of the Acquisition. “Specified Indebtedness” means with respect to any Person as of any date of determination, any Indebtedness for borrowed money that is Incurred under Section 4.04(a) or clauses (1), (4)(a), (4)(b), (4)(c), (5), (7), (14) or (16) of Section 4.04(b) and any Refinancing Indebtedness in respect of the foregoing. “Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Issuer or any Subsidiary of the Issuer which the Issuer has determined in good faith to be customary in a Receivables Financing, securitization financing or for such type of factoring or similar arrangement including, without limitation, Limited Recourse and those relating to the servicing of the assets of a Receivables Entity, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal is scheduled to be paid, and will 44 EU-DOCS\26039728.6 not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date scheduled for the payment thereof. “Subordinated Indebtedness” means, in the case of the Issuer, any Indebtedness (whether outstanding on the Issue Date or thereafter Incurred) which is expressly subordinated or junior in right of payment to the Notes pursuant to a written agreement and, in the case of a Subsidiary Guarantor, any Indebtedness (whether outstanding on the Issue Date or thereafter Incurred) which is expressly subordinated or junior in right of payment pursuant to a written agreement to the Note Guarantee of such Subsidiary Guarantor. “Subordinated Shareholder Funding” means, collectively, any funds provided to the Issuer by any Parent, any Affiliate of any Parent or any Permitted Holder or any Affiliate thereof, in exchange for or pursuant to any security, instrument or agreement other than Capital Stock, in each case issued to and held by any of the foregoing Persons, together with any such security, instrument or agreement and any other security or instrument other than Capital Stock issued in payment of any obligation under any Subordinated Shareholder Funding; provided, however, that such Subordinated Shareholder Funding: (1) does not mature or require any amortization, redemption or other repayment of principal or any sinking fund payment prior to the first anniversary of the Stated Maturity of the Notes (other than through conversion or exchange of such funding into Capital Stock (other than Disqualified Stock) of the Issuer or any funding meeting the requirements of this definition) or the making of any such payment prior to the first anniversary of the Stated Maturity of the Notes is restricted by the Intercreditor Agreement, an Additional Intercreditor Agreement or another intercreditor agreement; (2) does not require, prior to the first anniversary of the Stated Maturity of the Notes, payment of cash interest, cash withholding amounts or other cash gross-ups, or any similar cash amounts or the making of any such payment prior to the first anniversary of the Stated Maturity of the Notes is restricted by the Intercreditor Agreement, an Additional Intercreditor Agreement or another intercreditor agreement; (3) contains no change of control or similar provisions and does not accelerate and has no right to declare a default or event of default or take any enforcement action or otherwise require any cash payment, in each case, prior to the date that is six months following the Stated Maturity of the Notes or the payment of any amount as a result of any such action or provision or the exercise of any rights or enforcement action, in each case, prior to the date that is six months following the Stated Maturity of the Notes, is restricted by the Intercreditor Agreement, an Additional Intercreditor Agreement or another intercreditor agreement; (4) does not provide for or require any security interest or encumbrance over any asset of the Issuer or any of the Restricted Subsidiaries; and (5) pursuant to its terms or to an intercreditor agreement, is fully subordinated and junior in right of payment to the Notes pursuant to subordination, payment blockage and enforcement limitation terms which are customary in all material respects for similar funding or are no less favourable in any material respect to Holders than those contained in the Intercreditor Agreement as in effect on the Issue Date. “Subsidiary” means, with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees 45 EU-DOCS\26039728.6 thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (2) any partnership, joint venture, limited liability company or similar entity of which: (a) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership interests or otherwise; and (b) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Subsidiary Guarantee” means a Note Guarantee provided by a Subsidiary Guarantor. “Subsidiary Guarantor” means any Restricted Subsidiary of the Issuer that Guarantees the Notes. “Target” means, before the Completion Date, Sotheby’s. “Target Group” means collectively the Target and its subsidiaries. “Taxes” means any present or future tax, duty, levy, assessment or other governmental charge, including any related interest, penalties or additions to tax. “Tax Sharing Agreement” means any tax sharing or profit and loss pooling or similar agreement with customary or arm’s-length terms entered into with any Parent or Unrestricted Subsidiary, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and of this Indenture. “Temporary Cash Investments” means any of the following: (1) any investment in (a) direct obligations of, or obligations Guaranteed by, (i) the United States of America, (ii) Canada, (iii) the United Kingdom, (iv) any European Union member state, (v) Switzerland, (vi) any country in whose currency funds are being held specifically pending application in the making of an investment or capital expenditure by the Issuer or a Restricted Subsidiary in that country with such funds or (vii) any agency or instrumentality of any such country or member state, or (b) direct obligations of any country recognized by the United States of America rated at least “A” by S&P, “A-1” by Moody’s or “A” by Fitch (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P, Moody’s or Fitch then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization); (2) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by: 46 EU-DOCS\26039728.6

(a) any institution authorized to operate as a bank in any of the countries or member states referred to in sub-clause (1)(a) above, or (b) any bank or trust company organized under the laws of any such country or member state or any political subdivision thereof, in each case, having capital and surplus aggregating in excess of $250 million (or the foreign currency equivalent thereof) and whose long-term debt is rated at least “A” by S&P, “A-2” by Moody’s or “A” by Fitch (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P, Moody’s or Fitch then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization) at the time such Investment is made; (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (1) or (2) above entered into with a Person meeting the qualifications described in clause (2) above; (4) Investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a Person (other than the Issuer or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s, “A-2” (or higher) according to S&P or “F-2” (or higher) according to Fitch (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P, Moody’s or Fitch then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization); (5) Investments in securities maturing not more than one year after the date of acquisition issued or fully Guaranteed by any state, commonwealth or territory of the United States of America, Canada, the United Kingdom, Switzerland, any European Union member state or by any political subdivision or taxing authority of any such state, commonwealth, territory, country or member state, and rated at least “BBB-” by S&P, “Baa3” by Moody’s or “BBB-” by Fitch (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P, Moody’s or Fitch then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization); (6) bills of exchange issued in the United States of America, Canada, Switzerland, the United Kingdom, or a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); (7) any money market deposit accounts issued or offered by a commercial bank organized under the laws of a country that is a member of the Organization for Economic Co- operation and Development, in each case, having capital and surplus in excess of $250 million (or the foreign currency equivalent thereof) or whose long term debt is rated at least “A” by S&P, “A-2” by Moody’s or “A” by Fitch (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P, Moody’s or Fitch then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization) at the time such Investment is made; (8) investment funds investing 95% of their assets in securities of the type described in clauses (1) through (7) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution); and (9) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the U.S. Investment Company Act of 1940, as amended. 47 EU-DOCS\26039728.6

“Total Assets” means the consolidated total assets of the Issuer and the Restricted Subsidiaries as shown on the most recent consolidated balance sheet of the Issuer prepared on the basis of GAAP prior to the relevant date of determination calculated to give pro forma effect to any Purchase and Sales that have occurred subsequent to such period, including any such Purchase to be made with the proceeds of the Indebtedness giving rise to the need to calculate Total Assets. “Transactions” means the Acquisition, the issuance of the Notes, the borrowing of loans under the New Credit Facilities on or prior to the Completion Date and the issuance of any letters of credit thereunder on the Completion Date, the Refinancing, the Real Estate Portfolio Transfer and the Permitted Sale and Leaseback Transactions, the SFS Business Transfer and in each case, the application of proceeds thereof and the consummation of any other transactions in connection with the foregoing (including in connection with the Acquisition Agreement and the payment of the fees, costs and expenses incurred in connection with any of the foregoing) and as otherwise disclosed in the Offering Memorandum. “Treasury Rate” means, as of the applicable redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H. 15 (519) that has become publicly available at least two (2) Business Days prior to such redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such redemption date to October 15, 2022; provided that if the period from such redemption date to October 15, 2022, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. “Transfer Restricted Notes” means Definitive Registered Notes and any other Notes that bear or are required to bear the Private Placement Legend. “U.S. Guarantor” means any Guarantor organized in the United States of America. “U.S. Government Obligations” means securities that are (a) direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America, for the timely payment of which its full faith and credit is pledged or (b) obligations (or certificates representing an ownership interest in such obligations) of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, rated at least “A-1” by S&P, “P-1” by Moody’s or “A-1” by Fitch, and which are not callable or redeemable at the option of the issuer thereof. “Uniform Commercial Code” means the New York Uniform Commercial Code. “Unrestricted Subsidiary” means: (1) any Subsidiary of the Issuer that at the time of determination is an Unrestricted Subsidiary (as designated by the Board of Directors of the Issuer in the manner provided below); (2) any Issue Date Unrestricted Subsidiaries (until any such Subsidiary is designated as a Restricted Subsidiary in the manner provided below or is no longer a Subsidiary of the Issuer); and (3) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Issuer may designate any Subsidiary of the Issuer (including any newly acquired or newly formed Subsidiary or a Person becoming a Subsidiary through merger, consolidation or other business combination transaction, or Investment therein) to be an Unrestricted Subsidiary only if: 48 EU-DOCS\26039728.6

(1) such Subsidiary or any of its Subsidiaries does not own any Capital Stock or Indebtedness of, or own or hold any Lien on any property of, the Issuer, or any other Subsidiary of the Issuer which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary; and (2) such designation and the Investment of the Issuer and the Restricted Subsidiaries in such Subsidiary complies with Section 4.05. Any such designation by the Board of Directors of the Issuer shall be evidenced to the Trustee by filing with the Trustee a copy of the resolution of the Board of Directors of the Issuer giving effect to such designation and an Officer’s Certificate certifying that such designation complies with the foregoing conditions. The Board of Directors of the Issuer may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (1) no Default or Event of Default would result therefrom and (2)(x) the Issuer could Incur at least $1.00 of additional Indebtedness under Section 4.04(a) or (y) the Consolidated Net Leverage Ratio would be no higher than it was immediately prior to giving effect to such designation, in each case, on a pro forma basis taking into account such designation. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation or an Officer’s Certificate certifying that such designation complied with the foregoing provisions. “Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors. “Wholly Owned Subsidiary” means (1) in respect of any Person, a Person, all of the Capital Stock of which (other than (a) directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law, regulation or to ensure limited liability and (b) in the case of a Receivables Entity, shares held by a Person that is not an Affiliate of the Issuer solely for the purpose of permitting such Person (or such Person’s designee) to vote with respect to customary major events with respect to such Receivables Entity, including without limitation the institution of bankruptcy, insolvency or other similar proceedings, any merger or dissolution, and any change in charter documents or other customary events) is owned by that Person directly or (2) indirectly by a Person that satisfies the requirements of clause (1) of this definition. “York Property” means the property containing the corporate offices of the Target as well as the Target’s sole North American auction salesroom and principal North American exhibition space, including S|2, the Target’s private sale exhibition gallery. “York Property Mortgage” means the loan agreement dated as of July 1, 2015, as amended or supplemented, between, inter alios, 1334 York, LLC as borrower and HSBC Bank USA, National Association and Industrial and Commercial Bank of China, Limited, New York Branch as lenders, pursuant to which a mortgage was created over the York Property. Section 1.02 Other Definitions. Defined in Term Section “Additional Amounts”.............................................................................................................. 4.16(a) “Additional Notes” .................................................................................................................. Preamble “Additional Intercreditor Agreement” .................................................................................... 4.17(a) “Advance Offer” ..................................................................................................................... 4.08(c) “Advance Portion” ................................................................................................................. 4.08(c) 49 EU-DOCS\26039728.6

Defined in Term Section “Affiliate Transactions” ........................................................................................................... 4.09(a) “Applicable Law” ................................................................................................................... 12.14 “Applicable Premium Deficit” ................................................................................................ 8.01(a) “Asset Disposition Offer” ........................................................................................................ 4.08(c) “Asset Disposition Offer Amount” ........................................................................................... 4.08(f) “Asset Disposition Offer Period” ............................................................................................ 4.08(f) “Asset Disposition Purchase Date” ......................................................................................... 4.08(f) “Authenticating Agent”............................................................................................................ 2.02 “Authentication Order” ........................................................................................................... 2.02 “Change of Control Offer” ...................................................................................................... 4.03(b) “Change of Control Payment”................................................................................................. 4.03(b)(1) “Change of Control Payment Date” ........................................................................................ 4.03(b)(2) “Cured Default” ...................................................................................................................... 6.01(d)(2) “covenant defeasance option” ................................................................................................. 8.01(b) “defeasance trust” ................................................................................................................... 8.02(a) “Event of Default” ................................................................................................................... 6.01(a) “Elected Amount” ................................................................................................................... 4.24 “Excess Proceeds” ................................................................................................................... 4.08(c) “Foreign Currency” ................................................................................................................ 4.04(k) “Initial Agreement” ................................................................................................................. 4.07(b)(5) “Initial Default”....................................................................................................................... 6.01(d) “Initial Lien” .......................................................................................................................... 4.06(a) “Initial Notes” ......................................................................................................................... Preamble “LCT Election” ........................................................................................................................ 4.25 “LCT Test Date” ...................................................................................................................... 4.25 “legal defeasance option” ....................................................................................................... 8.01(b) “Notes” .................................................................................................................................... Preamble “Paying Agent” ....................................................................................................................... 2.03(a) “payment default” .................................................................................................................... 6.01(a)(5)(A) “Permitted Payments” ............................................................................................................. 4.05(b) “protected purchaser” ............................................................................................................. 2.07 “Registrar” .............................................................................................................................. 2.03(a) “Regulation S-K” .................................................................................................................... 4.10(b)(1)(A) “Regulation S-X” .................................................................................................................... 4.10(b)(1)(B) “Restricted Payment” .............................................................................................................. 4.05(a)(5) “Reversion Date” ..................................................................................................................... 4.11 “Rule 144A Global Notes” ...................................................................................................... 2.01(c) “Special Mandatory Redemption” ........................................................................................... 3.10(b) “Special Mandatory Redemption Date” .................................................................................. 3.10(c) “Special Mandatory Redemption Price” ................................................................................. 3.10(b) “Special Termination Date” .................................................................................................... 3.10(b) “Successor Company” ............................................................................................................. 5.01(a)(1) “Suspension Event” ................................................................................................................. 4.11 “Tax Jurisdiction” .................................................................................................................. 4.16(a) “Tax Redemption Date”........................................................................................................... 3.11(a) 50 EU-DOCS\26039728.6

Defined in Term Section “Transfer Agent” ..................................................................................................................... 2.03(a) “Trustee” ................................................................................................................................. Preamble Section 1.03 Rules of Construction. Unless the context otherwise requires (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) “or” is not exclusive; (d) “will” shall be interpreted to express a command; (e) “including” means including without limitation; (f) words in the singular include the plural and words in the plural include the singular; (g) provisions apply to successive events and transactions; and (h) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time. ARTICLE 2 THE NOTES Section 2.01 Form and Dating. (a) General. The Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage and as provided herein. The Issuer shall approve the form of the Notes and any notation, legend or endorsement thereon. Each Note will be dated the date of its authentication. The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Indenture and the Issuer, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. (b) Global Notes. Global Notes issued in global form will be substantially in the form of Exhibit A hereto (including the Global Note Legend thereon and the “Schedule of Increases or Decreases” attached thereto). Notes issued in definitive form will be substantially in the form of Exhibit A hereto (but without the Global Note Legend thereon and without the “Schedule of Increases or Decreases” attached thereto). Each Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions 51 EU-DOCS\26039728.6 and purchases and cancellations. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Registrar, the Notes Custodian or DTC, at the direction of the Registrar, in accordance with instructions given by the Holder thereof as required by Section 2.06. (c) Rule 144A Global Notes and Regulation S Global Notes. Notes offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Note, which will be deposited on behalf of the purchasers of the Notes represented thereby with the Registrar (or Notes Custodian), as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note will be automatically exchanged for beneficial interests in the Regulation S Permanent Global Note, with no further action by the Issuer, pursuant to the Applicable Procedures, on the first day following the expiry of the Restricted Period. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee will cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made by the Trustee to the schedule of increases or decreases in the Global Note, in connection with transfers of interest as hereinafter provided. Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more Definitive Registered Notes or one or more Global Notes, each substantially in the form of Exhibit A hereto, with such applicable legends as are provided in Exhibit A hereto, except as otherwise permitted herein. Such Notes in the form of Global Notes (the “Rule 144A Global Notes”) shall be deposited on behalf of the purchasers of the Notes represented thereby with the Registrar (or Notes Custodian) as custodian for DTC, and registered in the name of Cede & Co., as nominee of DTC, for the accounts of DTC, duly executed by the Issuer and authenticated by the Trustee or the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made by the Registrar on Schedule A to the Rule 144A Global Notes and recorded in the register maintained by the Registrar, as hereinafter provided. (d) Definitive Registered Notes. Definitive Registered Notes shall be issued in accordance with this Indenture. Notes issued in definitive registered form will be substantially in the form of Exhibit A hereto (excluding the Global Note Legend thereon and without the “Schedule of Increases or Decreases in the Global Note” attached thereto). (e) Book-Entry Provisions. The Applicable Procedures shall be applicable to Book-Entry Interests in the Global Notes that are held by Participants through DTC. (f) Denomination. The Notes shall be in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof. Section 2.02 Execution and Authentication. At least one Officer must execute the Notes on behalf of the Issuer by manual, facsimile, or electronic (in “.pdf’ format) signature. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note will nevertheless be valid. 52 EU-DOCS\26039728.6

A Note will not be valid until authenticated by the manual signature of the authorized signatory of the Trustee or its Authenticating Agent. The signature will be conclusive evidence that the Note has been authenticated under this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, the Issuer shall deliver such Note to the Trustee for cancellation pursuant to Section 2.11. The Trustee or the Authenticating Agent will, upon receipt of a written order of the Issuer signed by an authorized representative (an “Authentication Order”), authenticate the Notes for issue that may be validly issued under this Indenture, including any Additional Notes. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Issuer pursuant to one or more Authentication Orders, except as provided in Section 2.07. The Trustee may appoint one or more authentication agents (each, an “Authenticating Agent”) to authenticate Notes. Such an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuer. The Trustee hereby appoints Deutsche Bank Trust Company Americas as its Authenticating Agent in respect of the Notes. Deutsche Bank Trust Company Americas accepts such appointment, and the Issuer hereby confirms these appointments. Section 2.03 Transfer Agent, Registrar and Paying Agent. (a) The Issuer shall maintain an office or agency where Notes may be presented for registration (the “Registrar”) in New York, New York and where Notes may be presented for payment (the “Paying Agent”); provided that payments on Global Notes will be made to Cede & Co. as the registered holder of the Global Notes, which will in turn make such payments to DTC or its nominee. The Registrar shall keep a register reflecting ownership of the Notes outstanding from time to time and of their transfer and exchange. In addition, the Issuer shall maintain an office or agency in New York, New York where Notes may be presented for transfer or exchange (the “Transfer Agent”). The Issuer may have one or more co-registrars and one or more additional transfer and paying agents. The terms “Paying Agent” and “Transfer Agent” include the Paying Agent, the Transfer Agent and any additional paying agent or transfer agent, as applicable, and the term “Registrar” includes any co-registrars. The Issuer initially appoints Deutsche Bank Trust Company Americas, in New York, who accepts such appointment, as Paying Agent. The Issuer initially appoints Deutsche Bank Trust Company Americas, in respect of the Notes, who accepts such appointment, as a Transfer Agent. The Issuer initially appoints Deutsche Bank Trust Company Americas, in respect of the Notes, who accepts such appointment, as Registrar. The Registrar shall provide a copy of the register and any update thereof to the Issuer upon request. The Issuer initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes. The Issuer initially appoints the Trustee to act as Paying Agent and Registrar for the Notes and to act as Custodian with respect to the Global Notes. (b) The Issuer shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. Such agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of any such agent. If the Issuer fails to maintain a Transfer Agent, Registrar or Paying Agent, the Trustee may act, or may arrange for appropriate parties to act, as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Issuer or any Restricted Subsidiary may act as Paying Agent or Registrar in respect of the Notes. (c) The Issuer may change any Registrar, Paying Agent or Transfer Agent upon written notice to such Registrar, Paying Agent or Transfer Agent and to the Trustee, without prior notice to the Holders; provided, however, that no such removal shall become effective until (i) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Issuer and such successor Registrar, Paying Agent, or Transfer Agent, as the case may be, and delivered to the 53 EU-DOCS\26039728.6

Trustee or (ii) notification to the Trustee that the Trustee shall, to the extent that it determines that it is able, serve as Registrar or Paying Agent or Transfer Agent until the appointment of a successor in accordance with clause (i) above. The Registrar, Paying Agent or the Transfer Agent may resign by providing 30 days’ written notice to the Issuer and the Trustee. If any Notes are listed on an exchange and the rules of such exchange so require, the Issuer will satisfy any requirement of such exchange as to Paying Agents, Registrars and Transfer Agents and will comply with any notice requirements required under such exchange in connection with any change of Paying Agent, Registrar or Transfer Agent. Section 2.04 Paying Agent not a party to this Indenture to Hold Money. No later than 10:00 a.m. (New York time) on the Business Day that is the due date of the principal of, interest and premium (if any) on any Note, the Issuer shall deposit with the Paying Agent (or if the Issuer or a Restricted Subsidiary of the Issuer is acting as Paying Agent, segregate and hold in trust for the benefit of, or to the extent the concept of trust is not recognized in the relevant jurisdiction, hold on behalf of and for the benefit of, the Persons entitled thereto) a sum sufficient to pay such principal, interest and premium (if any) when so becoming due and, subject to receipt of such monies, the Paying Agent shall make payment on the Notes in accordance with this Indenture. The Issuer shall require each Paying Agent that is not a party to this Indenture to agree in writing (and any Paying Agent party to this Indenture agrees) that such Paying Agent shall hold for the benefit of the Trustee all money held by the Paying Agent for the payment of principal of, interest and premium (if any) on the Notes and shall notify the Trustee of any default by the Issuer (or any other obligor on the Notes) in making such payment. The Issuer shall, no later than 10:00 a.m. (New York time) the Business Day prior to the date on which such payment is due, send to the Paying Agent an irrevocable payment instruction. If the Issuer or a Restricted Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section 2.04, the Paying Agent shall have no further liability for the money delivered to the Trustee. For the avoidance of doubt, the Paying Agent and the Trustee shall be held harmless and have no liability or obligation with respect to payments or disbursements to be made by the Paying Agent and Trustee (i) for which payment instructions are not made or that are not otherwise deposited by the respective times set forth in this Section 2.04, and (ii) until they have confirmed receipt of funds sufficient to make the relevant payment. In the event that the funds received by the Paying Agent to be applied in accordance with this Section 2.04 exceeds the amount necessary to satisfy all of the Issuer’s obligations pursuant to the Notes and this Indenture, upon request by the Issuer, the Paying Agent shall promptly furnish the Issuer with such excess amount. Section 2.05 Holder Lists. The Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. Following the exchange of beneficial interests in Global Notes for Definitive Registered Notes, the Issuer shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date, and at such other times as the Trustee may reasonably require, the names and addresses of Holders of such Definitive Registered Notes. Section 2.06 Transfer and Exchange. (a) Transfer and Exchange of Global Notes. A Regulation S Global Note or Rule 144A Global Note may not be transferred except as a whole by DTC to a Notes Custodian or a nominee of such Notes Custodian, by a Notes Custodian or a nominee of such Notes Custodian to DTC or to another nominee or Notes Custodian of DTC, or by 54 EU-DOCS\26039728.6

such Notes Custodian or DTC or any such nominee to a successor of DTC or a Notes Custodian or a nominee thereof. All Global Notes will be exchanged by the Issuer for Definitive Registered Notes: (1) if DTC notifies the Issuer that it is unwilling or unable to continue to act as depositary and a successor depositary is not appointed by the Issuer within 120 days; (2) if DTC so requests following an Event of Default under this Indenture; or (3) if the owner of a Book-Entry Interest requests such exchange in writing delivered through DTC, following an Event of Default under this Indenture; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuer for Definitive Notes prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. Upon the occurrence of any of the preceding events in clauses (1) through (3) above, the Issuer shall issue Definitive Registered Notes registered in the name or names and issued in any approved denominations, as requested by or on behalf of DTC (in accordance with their respective customary procedures and based upon directions received from participants reflecting the beneficial ownership of Book-Entry Interests), to the Trustee and the Registrar, and such transfer or exchange shall be recorded in the Register. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section 2.07 and Section 2.10. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a). Book-Entry Interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b) or (c). (b) General Provisions Applicable to Transfer and Exchange of Book-Entry Interests in the Global Notes. The transfer and exchange of Book-Entry Interests shall be effected through DTC in accordance with the provisions of this Indenture and the Applicable Procedures. In connection with all transfers and exchanges of Book-Entry Interests (other than transfers of Book-Entry Interests in connection with which the transferee takes delivery thereof in the form of a Book-Entry Interest in the same Global Note), the Transfer Agent (copied to the Trustee) must receive: (i) a written order from a Participant or an Indirect Participant given to DTC in accordance with the Applicable Procedures directing DTC to debit from the transferor a Book-Entry Interest in an amount equal to the Book- Entry Interest to be transferred or exchanged; (ii) a written order from a Participant or an Indirect Participant given to DTC in accordance with the Applicable Procedures directing DTC to credit or cause to be credited a Book- Entry Interest in another Global Note in an amount equal to the Book- Entry Interest to be transferred or exchanged; and (iii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited or debited with such increase or decrease, if applicable. In connection with a transfer or exchange of a Book-Entry Interest for a Definitive Registered Note, the Transfer Agent (copied to the Trustee and the Registrar) must receive: (i) a written order from a Participant or an Indirect Participant given to DTC in accordance with the Applicable Procedures directing DTC to debit from the transferor a Book-Entry Interest in an amount equal to the Book-Entry Interest to be transferred or exchanged; (ii) a written order from a Participant directing the Registrar to cause to be issued a Definitive Registered Note in an amount equal to the Book Entry Interest to be transferred or exchanged; and (iii) instructions containing information regarding the Person in whose name such Definitive Registered Note shall be registered to effect the transfer or exchange referred to above. 55 EU-DOCS\26039728.6

In connection with any transfer or exchange of Definitive Registered Notes, the Holder of such Notes shall present or surrender to the Registrar the Definitive Registered Notes duly endorsed or accompanied by a written instruction of transfer in a form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, in connection with a transfer or exchange of a Definitive Registered Note for a Book-Entry Interest, the Transfer Agent (copied to the Trustee) must receive a written order directing DTC to credit the account of the transferee in an amount equal to the Book-Entry Interest to be transferred or exchanged. Upon satisfaction of all of the requirements for transfer or exchange of Book-Entry Interests in Global Notes (other than transfers of Book-Entry Interests in connection with which the transferee takes delivery thereof in the form of a Book-Entry Interest in the same Global Note) contained in this Indenture, the Transfer Agent (copied to the Trustee or the Registrar), as specified in this Section 2.06, shall endorse the Global Note(s) with any increase or decrease and instruct DTC to reflect such increase or decrease in its systems. Transfers of Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers and exchanges of Book- Entry Interests for Book-Entry Interests also shall require compliance with either subparagraph (b)(1) or (b)(2) below, as applicable, as well as subparagraph (b)(3) below, if applicable: (1) Transfer of Book-Entry Interests in the Same Global Note. Book-Entry Interests will be limited to persons that have accounts with DTC or persons that may hold interests through such participants. Book-Entry Interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a Book-Entry Interest in a Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, Book-Entry Interests in the Regulation S Temporary Global Note will be limited to persons who hold interests in an Euroclear or Clearstream account through DTC, and any sale or transfer of such interest to U.S. persons shall not be permitted during the Restricted Period unless such resale or transfer is made pursuant to Rule 144A. No written orders or instructions shall be required to be delivered to the Trustee to effect the transfers described in this Section 2.06(b)(1). (2) All Other Transfers and Exchanges of Book-Entry Interests in Global Notes. A Holder may transfer or exchange a Book-Entry Interest in Global Notes in a transaction not subject to Section 2.06(b)(1) above only if the Trustee and the Registrar or the Transfer Agent (copied to the Trustee) receives either: (A) both: (i) a written order from a Participant or an Indirect Participant given to DTC in accordance with the Applicable Procedures directing DTC to credit or cause to be credited a Book-Entry Interest in another Global Note in an amount equal to the Book-Entry Interest to be transferred or exchanged; and (ii) instructions given by DTC in accordance with the Applicable Procedures containing information regarding the Participant’s account to be credited with such increase; or (B) both: (i) a written order from a Participant or an Indirect Participant given to DTC in accordance with the Applicable Procedures directing DTC to cause to be issued a Definitive Registered Note in an amount equal to the Book- Entry Interest to be transferred or exchanged; and (ii) instructions given by DTC to the Registrar containing information specifying the identity of the Person in whose name such 56 EU-DOCS\26039728.6

Definitive Registered Note shall be registered to effect the transfer or exchange referred to in (1) above, the principal amount of such securities and the ISIN, Common Code, CUSIP or other similar number identifying the Notes; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, provided that any such transfer or exchange is made in accordance with the transfer restrictions set forth in the Private Placement Legend. (3) Transfer of Book-Entry Interests to Another Global Note. A Book-Entry Interest in any Global Note may be transferred to a Person who takes delivery thereof in the form of a Book-Entry Interest in another Global Note if the transfer complies with the requirements of Section 2.06(b)(2) above and the Registrar receives the following: (A) if the transferee will take delivery in the form of a Book-Entry Interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and (B) if the transferee will take delivery in the form of a Book-Entry Interest in a Regulation S Temporary Global Note or the Regulation S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof. (c) Transfer or Exchange of Book-Entry Interests in Global Notes for Definitive Registered Notes. If any holder of a Book-Entry Interest in a Global Note proposes to exchange such Book- Entry Interest for a Definitive Registered Note or to transfer such Book-Entry Interest to a Person who takes delivery thereof in the form of a Definitive Registered Note, then, upon receipt by the Trustee and the Registrar of the following documentation: (1) in the case of a transfer on or before the expiration of the Restricted Period by a holder of a Book-Entry Interest in a Regulation S Global Note, the Trustee shall have received a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof; (2) in the case of an exchange by a holder of a Book-Entry Interest in a Global Note of such Book-Entry Interest for a Definitive Registered Note, the Trustee shall have received a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1) thereof; (3) in the case of a transfer after the expiration of the Restricted Period by a holder of a Book-Entry Interest in a Regulation S Global Note, the transfer complies with Section 2.06(b); (4) in the case of a transfer by a holder of a Book-Entry Interest in a Rule 144A Global Note to a QIB in reliance on Rule 144A, the Trustee shall have received a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; (5) in the case of a transfer by a holder of a Book-Entry Interest in a Rule 144A Global Note in reliance on Regulation S, the Trustee shall have received a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof; or 57 EU-DOCS\26039728.6

(6) in the case of a transfer by a holder of a Book-Entry Interest in a Rule 144A Global Note in reliance on Rule 144, the Trustee shall have received a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3) thereof, the Paying Agent or Registrar shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver to the Person designated in the instructions a Definitive Registered Note in the appropriate principal amount. Any Definitive Registered Note issued in exchange for, or upon transfer of, a Book-Entry Interest in a Global Note pursuant to this clause (c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such Book-Entry Interest shall instruct the Registrar through instructions from DTC and the Participant or Indirect Participant. The Registrar shall deliver (or cause to be delivered) such Definitive Registered Notes to the Persons in whose names such Notes are so registered. Any Definitive Registered Note issued in exchange for a Book-Entry Interest in a Global Note pursuant to this clause (c) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein. (d) Transfer and Exchange of Definitive Registered Notes for Book-Entry Interests in the Global Notes. If any Holder of a Definitive Registered Note proposes to exchange such Note for a Book-Entry Interest in a Global Note or to transfer such Definitive Registered Notes to a Person who takes delivery thereof in the form of a Book-Entry Interest in a Global Note, then, upon receipt by the Trustee, the Transfer Agent and the Registrar of the following documentation: (1) if the Holder of such Definitive Registered Note proposes to exchange such Note for a Book-Entry Interest in a Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2) thereof; (2) if such Definitive Registered Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; (3) if such Definitive Registered Note is being transferred in reliance on Regulation S or Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in items (2) or (3) thereof, as applicable; (4) if such Definitive Registered Note is being transferred to the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3) thereof; and the Registrar will cancel the Definitive Registered Note and record such exchange or transfer in the Register, and the Registrar will increase or cause to be increased the aggregate principal amount of, in the case of clause (1) above, the appropriate Global Note, in the case of clause (2) above, the appropriate Rule 144A Global Note, in the case of clause (3) above, the appropriate Global Note, and in the case of clause (4) above, the appropriate Global Note. (e) Transfer and Exchange of Definitive Registered Notes for Definitive Registered Notes. Definitive Registered Notes may be transferred or exchanged in whole or in part, in minimum denominations of $200,000 in principal amount and integral multiples of $1,000 in excess thereof to persons who take delivery thereof in the form of Definitive Registered Notes in accordance with this clause (e). Upon request by a Holder of Definitive Registered Notes and such Holder’s compliance with the provisions of this clause (e), the Transfer Agent or the Registrar will register the transfer or exchange of Definitive Registered Notes of which registration the Issuer will be informed of by the Transfer Agent or the Registrar (as the case may be) upon request. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Transfer Agent or the Registrar the Definitive Registered Notes duly endorsed and accompanied by a written instruction of transfer in a form satisfactory to the Transfer Agent or the Registrar duly executed by such Holder or its attorney, 58 EU-DOCS\26039728.6 duly authorized to execute the same in writing. In the event that the Holder of such Definitive Registered Notes does not transfer the entire principal amount of Notes represented by any such Definitive Registered Note, the Transfer Agent or the Registrar will cancel or cause to be canceled such Definitive Registered Note and the Issuer (who has been informed of such cancellation) shall execute and the Trustee or the Authenticating Agent, upon receipt of an Authentication Order, shall authenticate and deliver to the requesting Holder and any transferee Definitive Registered Notes in the appropriate principal amounts. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this clause (e). Any Definitive Registered Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Definitive Registered Note if the Registrar receives the following: (1) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and (2) if the transfer will be made in reliance on Regulation S, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof. (f) Beneficial Interests in Regulation S Temporary Global Note to Definitive Notes. Notwithstanding Section 2.06(c)(1)(A) and Section 2.06(c)(1)(C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904. (g) Legend. (1) Except as permitted by the following paragraphs (2), (3) or (4), each certificate evidencing the Global Notes and the Definitive Registered Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only): THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ISSUE DATE OF THE ORIGINAL ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY),] [IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S], ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN 59 EU-DOCS\26039728.6

DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (EACH, A “PLAN”), OR (2)(X) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (Y) EACH PURCHASER AND SUBSEQUENT TRANSFEREE THAT IS, OR IS ACQUIRING A NOTE OR ANY INTEREST THEREIN WITH THE ASSETS OF, A PLAN WILL BE DEEMED TO REPRESENT, WARRANT AND ACKNOWLEDGE AS LONG AS IT HOLDS SUCH INVESTMENT THAT A FIDUCIARY INDEPENDENT OF THE ISSUER, THE GUARANTORS, THE INITIAL PURCHASERS AND THE TRUSTEE, AND THEIR RESPECTIVE AFFILIATES (THE “TRANSACTION PARTIES”) ACTING ON THE ERISA PLAN’S BEHALF IS AND AT ALL TIMES WILL BE RESPONSIBLE FOR ITS DECISION TO INVEST IN AND HOLD THE NOTES AS CONTEMPLATED HEREBY, AND NONE OF THE TRANSACTION PARTIES ARE ACTING, OR WILL ACT, AS A FIDUCIARY TO ANY PLAN WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THE NOTES, AND (B) IT WILL NOT SELL OR OTHERWISE TRANSFER SUCH NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT IS DEEMED TO MAKE THESE SAME REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ITS PURCHASE AND ACQUISITION OF SUCH NOTE OR ANY INTEREST THEREIN. Each Global Note shall bear the following legend: THIS GLOBAL NOTE IS HELD BY THE NOTES CUSTODIAN (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON 60 EU-DOCS\26039728.6

UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THIS GLOBAL NOTE MAY BE TRANSFERRED OR EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, AND (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE. The following legend shall also be included, if applicable: THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. HOLDERS SHOULD CONTACT THE ISSUER, C/O BIDFAIR MERGERIGHT INC., CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19801, UNITED STATES, ATTN: DIRECTOR. Each Definitive Registered Note shall bear the following additional legend: IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. Each Regulation S Temporary Global Note shall bear the following additional legend: THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE U.S. SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, DELIVERED OR EXCHANGED FOR AN INTEREST IN A PERMANENT GLOBAL NOTE OR OTHER NOTE EXCEPT UPON DELIVERY OF THE CERTIFICATIONS SPECIFIED IN THE INDENTURE. (2) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Registered Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Registered Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Transfer Agent and Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Note). (3) Upon a sale or transfer after the expiration of the Restricted Period of any Note acquired pursuant to Regulation S, all requirements that such Note bear the Private Placement Legend shall cease to apply and the requirements requiring any such Note be issued in global form shall continue to apply. (4) Any additional Notes sold in a registered offering under the Securities Act shall not be required to bear the Private Placement Legend. (h) Cancellation and/or Adjustment of Global Notes. At such time as all Book-Entry Interests in a particular Global Note have been exchanged for Definitive Registered Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note will be returned to or retained and cancelled by the Registrar in accordance with Section 2.11. At any time prior to such cancellation, if any Book-Entry Interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a Book-Entry Interest in another Global Note or for Definitive Registered Notes, the principal amount of Notes represented by such 61 EU-DOCS\26039728.6

Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Registrar or the Notes Custodian, at the direction of the Trustee, to reflect such reduction; and if the Book-Entry Interests is being exchanged for or transferred to a Person who will take delivery thereof in the form of a Book-Entry Interests in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Registrar or by the Notes Custodian at the direction of the Trustee to reflect such increase. (i) General Provisions Relating to Transfers and Exchanges. (1) To permit registrations of transfers and exchanges, the Issuer will execute and the Trustee or its Authenticating Agent will authenticate Global Notes and Definitive Registered Notes upon receipt of an Authentication Order in accordance with Section 2.02 or at the Registrar’s request. (2) No service charge will be made by the Issuer or the Registrar to a Holder of a Book-Entry Interest in a Global Note, a Holder of a Global Note or a Holder of a Definitive Registered Note for any registration of transfer or exchange, but the Issuer and the Trustee may require payment of a sum sufficient to cover any stamp duty, stamp duty reserve, documentary or other similar tax or governmental charge that may be imposed in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 2.10, Section 3.06, Section 4.03, Section 4.08 and Section 9.04). (3) No Transfer Agent or Registrar will be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part. (4) All Global Notes and Definitive Registered Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Registered Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Registered Notes surrendered upon such registration of transfer or exchange. (5) Except as may be separately agreed by the Issuer, the Issuer shall not be required to register the transfer into its register kept at its registered office of any Definitive Registered Notes: (A) for a period of 15 calendar days prior to any date fixed for the redemption of the Notes under Section 3.03; (B) for a period of 15 calendar days immediately prior to the date fixed for selection of Notes to be redeemed in part; (C) for a period of 15 calendar days prior to the record date with respect to any interest payment date; or (D) which the Holder has tendered (and not withdrawn) for repurchase in connection with a Change of Control Offer or an Asset Disposition Offer. Any such transfer will be made without charge to the Holder, other than any taxes, duties and governmental charges payable in connection with such transfer. (6) The Trustee, any Agent and the Issuer shall deem and treat the Person in whose name any Note is registered in the register maintained by the Registrar as the absolute owner of such Note for the purpose of receiving payment of principal of (and premium, if any) or interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuer shall be affected by notice to the contrary. (7) All certifications, certificates and Opinions of Counsel required to be submitted to the Issuer, the Trustee or the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted initially by facsimile with originals to be delivered promptly thereafter to the Trustee. None of the Trustee or any Agent shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners of interests in any Definitive Registered Note or Global Note) other than to require delivery of such certificates and other documentation or evidence as are 62 EU-DOCS\26039728.6 expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. None of the Trustee or any Agent shall have any responsibility or obligation to any beneficial owner in a Global Note, a Participant or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant, with respect to any ownership interest in a Global Note or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary or its nominee) of any notice (including any notice of redemption) or the payment of any amount (other than the Depositary or its nominee), under or with respect to such Global Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes and this Indenture shall be given or made only to or upon the order of the registered holders (which shall be the Depositary or its nominee in the case of the Global Note). The rights of beneficial owners in the Global Note shall be exercised only through the Depositary subject to the applicable procedures. The Trustee and the Agents shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, Participants and any beneficial owners. The Trustee and the Agents shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered holder of any Global Note for all purposes of this Indenture relating to such Global Note (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Note) as the sole holder of such Global Note and shall have no obligations to the beneficial owners thereof. None of the Trustee or any Agent shall have any responsibility or liability for any acts or omissions of the Depositary with respect to such Global Note for the records of any such Depositary, including records in respect of beneficial ownership interests in respect of any such Global Note, for any transactions between the Depositary and any Participant or between or among the Depositary, any such Participant and/or any holder or owner of a beneficial interest in such Global Note, or for any transfers of beneficial interests in any such Global Note. Section 2.07 Replacement Notes. If a mutilated Note is surrendered to the Registrar or if the Holder claims that the Note has been lost, destroyed or wrongfully taken, the Issuer shall issue and the Trustee or the Authenticating Agent, upon receipt of an Authentication Order, shall authenticate a replacement Note if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Holder (a) notifies the Issuer or the Trustee within a reasonable time after such Holder has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Issuer or the Trustee prior to the Note being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a “protected purchaser”) and (c) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, the Authenticating Agent, Paying Agent and the Registrar from any loss that any of them may suffer if a Note is replaced. The Issuer and the Trustee may charge the Holder for their expenses in replacing a Note including, but not limited to, reasonable fees and expenses of counsel and any tax that may be imposed with respect to the replacement of such Note. In the event any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Issuer in its discretion may pay such Note instead of issuing a new Note in replacement thereof. Every replacement Note is an additional obligation of the Issuer. The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Notes. Section 2.08 Outstanding Notes. 63 EU-DOCS\26039728.6

Notes outstanding at any time are all Notes authenticated by the Trustee or the Authenticating Agent except for those canceled by it pursuant to Section 2.11, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 12.04, a Note does not cease to be outstanding because the Issuer or an Affiliate of the Issuer holds the Note. If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Issuer receive proof satisfactory to them that the replaced Note is held by a protected purchaser (as defined in Section 8-303 of the Uniform Commercial Code). If the principal amount of any Note is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue. If the Paying Agent receives (or if the Issuer or a Subsidiary of the Issuer is acting as Paying Agent and such Paying Agent segregates and holds in trust) in accordance with this Indenture, no later than 10:00 a.m. (New York time) on the Business Day that is a redemption date or maturity date, money sufficient to pay all principal and interest and premium, if any, payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such amount to the Holders on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue. Section 2.09 Treasury Notes. The Issuer shall promptly notify the Trustee of any Notes owned by the Issuer or any Affiliate of the Issuer. Section 2.10 Temporary Notes. In the event that Definitive Registered Notes are to be issued under the terms of this Indenture, until such Definitive Registered Notes are ready for delivery, the Issuer may prepare and the Trustee or the Authenticating Agent, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Registered Notes but may have variations that the Issuer considers appropriate for temporary Notes. Without unreasonable delay, the Issuer shall prepare and the Trustee or the Authenticating Agent, upon receipt of an Authentication Order, shall authenticate Definitive Registered Notes and deliver them in exchange for temporary Notes upon surrender of such temporary Notes at the office or agency of the Issuer, without charge to the Holder. Section 2.11 Cancellation. The Issuer at any time may deliver Notes to the Registrar for cancellation. The Trustee and the Paying Agent shall forward to the Registrar any Notes surrendered to them for registration of transfer, exchange or payment. The Registrar (or an agent authorized by the Registrar) and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of canceled Notes in accordance with its customary procedures or deliver canceled Notes to the Issuer pursuant to written direction by an Officer of the Issuer. Upon the written request of the Issuer, certification of the destruction of all canceled Notes shall be delivered to the Issuer. The Issuer may not issue new Notes to replace Notes it has redeemed or delivered to the Registrar for cancellation. If the Issuer shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes, unless and until the same are surrendered to the Registrar for cancellation pursuant to this Section 2.11. Neither the Trustee nor the Authenticating Agent shall authenticate Notes in place of canceled Notes other than pursuant to the terms of this Indenture. Section 2.12 Defaulted Interest. If the Issuer defaults in a payment of interest on the Notes, it will pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons 64 EU-DOCS\26039728.6 who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01. The Issuer will notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuer will fix or cause to be fixed each such special record date and payment date; provided that no such special record date may be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuer (or, upon the written request of the Issuer, the Trustee in the name and at the expense of the Issuer) will mail or cause to be mailed to the Holders in accordance with Section 12.01 a notice that states the special record date, the related payment date and the amount of such interest to be paid. Section 2.13 Further Issues. Subject to compliance with Section 4.04, the Issuer may from time to time issue Additional Notes ranking pari passu with the Initial Notes and with the same terms as to status, redemption and otherwise as such Notes (save for payment of interest accruing prior to the issue date of such Additional Notes or for the first payment of interest following the issue date of such Additional Notes). The Initial Notes and, if issued, any Additional Notes will be treated as a single class for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions, and offers to purchase except as otherwise specified with respect to the Notes. Whenever it is proposed to create and issue any Additional Notes, the Issuer shall give to the Trustee not less than three Business Days’ notice in writing of its intention to do so, stating the amount of Additional Notes proposed to be created and issued. Section 2.14 Common Codes, ISIN and CUSIP Numbers. The Issuer in issuing the Notes may use Common Codes, ISIN and CUSIP numbers (if then generally in use) and, if so, the Issuer shall use Common Codes, ISIN and CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. In order for any Initial Notes and/or Additional Notes to have the same CUSIP number and ISIN as the Notes, such Initial Notes and/or Additional Notes must be fungible with the Notes for U.S. federal income tax purposes. If any Initial Notes and/or Additional Notes are not fungible with the Notes, such Initial Notes and/or Additional Notes shall have a different ISIN and/or Common Code number (or other applicable identifying number). The Issuer will promptly notify the Trustee and the Paying Agent, in writing, of any change in the Common Code, ISIN or CUSIP numbers. Section 2.15 Currency Indemnity. The sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with the Notes and Note Guarantees thereof is U.S. dollars, including damages. Any amount received or recovered in a currency other than U.S. dollars, whether as a result of, or the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer, any Guarantor or otherwise by any Holder or by the Trustee, in respect of any sum expressed to be due to it from the Issuer or a Guarantor will only constitute a discharge to the Issuer or such Guarantor, as applicable, to the extent of the U.S. dollar, as the case may be, which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. dollar amount is less than the U.S. dollar amount expressed to be due to the recipient or the Trustee under any Note, the Issuer and the Guarantors will indemnify them against any loss sustained by such recipient or the Trustee as a result. In any event, the Issuer and the Guarantors will indemnify the recipient or the Trustee on a joint or several basis against the cost of making any such purchase. For the purposes of this currency indemnity provision, it will be prima facie evidence of the matter stated therein for the Holder of a Note or the Trustee to certify in a manner reasonably satisfactory 65 EU-DOCS\26039728.6 to the Issuer (indicating the sources of information used) the loss it Incurred in making any such purchase. These indemnities constitute a separate and independent obligation from the Issuer’s and the Guarantors’ other obligations, will give rise to a separate and independent cause of action, will apply irrespective of any waiver granted by any Holder of a Note or the Trustee (other than a waiver of the indemnities set out herein) and will continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Note, any Note Guarantee or to the Trustee. Section 2.16 Deposit of Moneys. No later than 10:00 a.m. (New York time) on the Business Day that is an interest payment date, the maturity date of the Notes and each payment date relating to an Asset Disposition Offer or a Change of Control Offer, and on the Business Day immediately following any acceleration of the Notes pursuant to Section 6.02, the Issuer shall deposit with the Paying Agent, in immediately available funds, money in dollars sufficient to make cash payments, if any, due on such day or date, as the case may be. Subject to actual receipt of such funds as provided by this Section 2.16 by the designated Paying Agent, such Paying Agent shall remit such payment in a timely manner to the Holders on such day or date, as the case may be, to the Persons and in the manner set forth in paragraph 2 of the Notes; provided, however, that no Paying Agent shall be obliged to make a payment until it has received funds sufficient to make such payment. The Issuer shall promptly notify the Trustee and the Paying Agent of its failure to so act. Section 2.17 Agents. (a) The rights, powers, duties and obligations and actions of each Agent under this Indenture are several and not joint or joint and several, and the Agents shall only be obliged to perform those duties expressly set out in this Indenture and shall have no implied duties. (b) The Issuer and the Agents acknowledge and agree that in the event of a Default or Event of Default, the Trustee may, by notice in writing to the Issuer and the Agents, require that the Agents act as agents of, and take instructions exclusively from, the Trustee. Until they have received such written notice from the Trustee, the Agents shall act solely as agents of the Issuer and need have no concern for the interests of the Holders. ARTICLE 3 REDEMPTION Section 3.01 Notices to Trustee. If the Issuer elects to redeem Notes pursuant to Section 3.07, it shall notify the Trustee and the Paying Agent of the redemption date and the principal amount of Notes to be redeemed and the section of the Note pursuant to which the redemption will occur. Unless otherwise specified, the Issuer shall give each notice in writing to the Trustee and the Paying Agent in writing provided for in this Article 3 at least 10 days, but not more than 60 days, before the redemption date unless the Trustee or the Paying Agent (as the case may be) consents to a shorter period in its sole discretion. In the case of a redemption pursuant to Section 3.07, prior to the publication or, where relevant, mailing of any notice of redemption of the Notes pursuant to Section 3.03, the Issuer will deliver such notice along with an Officer’s Certificate from the Issuer to the Trustee to the effect that such redemption will comply with the conditions herein. The Trustee will accept and shall be entitled to rely conclusively and without further inquiry on such Officer’s Certificate and Opinion of Counsel as sufficient evidence of the existence and satisfaction of the conditions precedent as described in Section 3.07 in which event it will be conclusive and binding on the Holders. Section 3.02 Selection of Notes to Be Redeemed or Repurchased. 66 EU-DOCS\26039728.6

If less than all of the Notes are to be redeemed at any time, such Notes for redemption will be selected in accordance with the procedures of DTC, or if DTC prescribes no method of selection, then the Issuer will instruct the Trustee or the Registrar to select the Notes for redemption in compliance with the requirements of the principal securities exchange, if any, on which the Notes are listed, as certified to the Trustee or the Registrar or if the Notes are not so listed or such exchange prescribes no method of selection, then based on a method that most nearly approximates a pro rata selection or by lot; provided, however, that no Note of $200,000 in aggregate principal amount or less shall be redeemed in part and only Notes in integral multiples of $1,000 will be redeemed. Neither the Trustee nor the Registrar will be liable for any selections made by it or DTC in accordance with this Section 3.02. Section 3.03 Notice of Redemption. (a) Other than as provided in Section 3.03(b), not less than 10 days but not more than 60 days before a date for redemption of Notes, the Issuer shall transmit a notice of redemption in accordance with Section 12.01. If such Notes are in global form, notice of redemption will be delivered to DTC for communication to the entitled account holders. The notice shall identify the Notes to be redeemed and shall state: (1) the redemption date; (2) the redemption price, and, if applicable, the appropriate calculation of such redemption price and the amount of accrued interest to the redemption date; (3) the name and address of the Paying Agent; (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price; (5) that, unless the Issuer defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date; (6) the Common Codes, ISIN or CUSIP number, as applicable, if any, printed on the Notes being redeemed; (7) the paragraph of the Notes or section of this Indenture pursuant to which the Notes are being redeemed; (8) that no representation is made as to the correctness or accuracy of the Common Codes, ISIN or CUSIP number, as applicable, if any, listed in such notice or printed on the Notes; and (9) if any Notes of a series are to be redeemed in part only, the portion of the principal amount thereof to be redeemed. (b) At the Issuer’s request and expense, the Trustee or the Paying Agent shall give the notice of redemption in the Issuer’s name. In such event, the Issuer shall provide the Trustee and the Paying Agent at least two Business Days prior to the date on which notice of redemption is to be delivered to Holders (unless a shorter period of time is acceptable to the Trustee and the Paying Agent), an Officer’s Certificate requesting the Trustee or the Paying Agent to give such notice and also containing the information required to be contained in such notice pursuant to this Section 3.03. Section 3.04 Effect of Notice of Redemption. Once notice of redemption is delivered, Notes called for redemption become due and payable, on the redemption date and at the redemption price stated in the notice, plus accrued interest, if any, to, 67 EU-DOCS\26039728.6 but not including, the redemption date; provided, however, that any redemption notice given in respect of the redemption referred to in Section 3.07 may, at the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent as set forth in Section 3.07(d). Upon surrender to the Paying Agent, the Notes shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to, but not including, the redemption date; provided, however, that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder. Section 3.05 Deposit of Redemption Price. No later than 10:00 a.m. (New York time) on the Business Day that is a redemption date, the Issuer shall deposit with the Paying Agent (or, if the Issuer or a Restricted Subsidiary of the Issuer is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Notes or portions thereof to be redeemed on that date other than Notes or portions of Notes called for redemption that have been delivered by the Issuer to the Registrar for cancellation. On and after the redemption date, interest shall cease to accrue on Notes or portions thereof called for redemption so long as the Issuer has deposited with the Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest, if any, on, the Notes to be redeemed, unless the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture. For the avoidance of doubt, the Paying Agent and the Trustee shall be held harmless and have no liability or obligation with respect to payments or disbursements to be made by the Paying Agent and Trustee (i) for which payment instructions are not made or that are not otherwise deposited by the respective times set forth in this Section 3.05 and (ii) until they have confirmed receipt of funds sufficient to make the relevant payment. Section 3.06 Notes Redeemed in Part. Subject to the terms hereof, upon surrender of a Note that is redeemed in part, (i) in the case of a Definitive Registered Note, a new Definitive Registered Note in principal amount equal to the unredeemed portion of any Definitive Registered Note redeemed in part will be issued in the name of the Holder thereof upon cancellation of the original Definitive Registered Note and (ii) in the case of a Global Note, an appropriate notation will be made on such Note to decrease the principal amount thereof to an amount equal to the unredeemed portion thereof. Section 3.07 Optional Redemption. (a) The Issuer may redeem all or part of the Notes pursuant to the optional redemption provisions of paragraph 5 of each Global Note or Definitive Registered Note. (b) If a redemption date is not a Business Day, the Holders will not be entitled to payment of the amount due until the next succeeding Business Day, and will not be entitled to any further interest or other payment as a result of such delay. (c) Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Notes or the portion thereof called for redemption on the applicable redemption date. (d) Any redemption notice given in respect of the redemption of the Notes (including upon an Equity Offering or in connection with a transaction (or series of related transactions) or an event that constitutes a Change of Control) may, at the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including, but not limited to, the completion or occurrence of the relevant transaction, as the case may be. In addition, if such redemption or purchase is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Issuer’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied or waived, or such redemption 68 EU-DOCS\26039728.6 or purchase may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Issuer’s discretion if in the good faith judgment of the Issuer any or all of such conditions will not be satisfied. In addition, the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person. In no event shall the Trustee be responsible for monitoring, or charged with knowledge of, the maximum aggregate amount of the Notes eligible under this Indenture to be redeemed. (e) Any redemption pursuant to this Section 3.07 shall be made pursuant to Section 3.01 through Section 3.06. (f) If any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will notify the exchange of any such redemption and the principal amount of such Notes outstanding following any partial redemption of such Notes. In no event will the Trustee be responsible for monitoring, or charged with knowledge of, the maximum aggregate amount of Notes eligible under this Indenture to be redeemed. Section 3.08 Tender Offer Redemption. In connection with any tender offer or other offer to purchase for all of the Notes, if Holders of not less than 90% of the aggregate principal amount of the then outstanding Notes validly tender and do not validly withdraw such Notes in such tender offer and the Issuer, or any third party making such tender offer in lieu of the Issuer, purchases all of the Notes validly tendered and not validly withdrawn by such Holders, all of the Holders of the Notes will be deemed to have consented to such tender or other offer and, accordingly, the Issuer or such third party will have the right, upon not less than 10 nor more than 60 days’ notice following such purchase date, to redeem all Notes that remain outstanding following such purchase at a price equal to the price paid to each other Holder in such tender offer (other than any incentive payment for early tenders), plus, to the extent not included in the tender offer payment, accrued and unpaid interest, if any, thereon, to, but not including, the repurchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). In determining whether the Holders of at least 90% of the aggregate principal amount of the then outstanding Notes have validly tendered and not validly withdrawn Notes in a tender offer or other offer to purchase for all of the Notes, Notes owned by an Affiliate of the Issuer or by funds controlled or managed by any Affiliate of the Issuer, or any successor thereof, shall be deemed to be outstanding for the purposes of any such tender offer or other offer, as applicable. Section 3.09 Mandatory Redemption. Except as set forth in Section 3.10 below, the Issuer is not required to make mandatory redemption payments or sinking fund payments with respect to the Notes. Section 3.10 Special Mandatory Redemption; Escrow of Proceeds. (a) If the Completion Date occurs on or after October 4, 2019, the Issuer will, on or promptly after October 4, 2019, deposit the gross proceeds of the offering of Initial Notes into a segregated escrow account, pursuant to the terms of the Escrow Agreement to be entered into at that time between the Initial Issuer, the Trustee and the Escrow Agent, and enter into a pledge agreement over the escrow account for the benefit of the Holders. The release of escrow proceeds will be subject to the satisfaction of conditions that are substantially similar to the release conditions set out in the Loan Escrow Documents (as defined in the New Credit Facilities Agreement). (b) In the event that (i) the Completion Date does not take place on or prior to the Longstop Date; (ii) the Acquisition Agreement is terminated at any time prior to the Longstop Date; or (iii) the occurrence of an Event of Default under Section 6.01(a)(6) with respect to the Initial Issuer on or prior to the Longstop Date (the date of any such event being the “Special Termination Date”), the Initial 69 EU-DOCS\26039728.6

Issuer will redeem all of the Notes (the “Special Mandatory Redemption”) at a price (the “Special Mandatory Redemption Price”) equal to 100% of the initial issue price of each Note, plus accrued but unpaid interest from the Issue Date to (but not including) the Special Mandatory Redemption Date (as defined below and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). (c) Notice of the Special Mandatory Redemption will be delivered by the Initial Issuer, no later than one Business Day following the Special Termination Date, to the Trustee and to the Escrow Agent, and will provide that the Notes shall be redeemed on a date that is no later than the fifth Business Day after such notice is given by the Issuer in accordance with the terms of the Escrow Agreement (any such date, a “Special Mandatory Redemption Date”). On the Business Day immediately preceding the Special Mandatory Redemption Date, the Trustee or the Escrow Agent (as applicable) shall pay to the Paying Agent for payment to each holder of Notes to be redeemed the Special Mandatory Redemption Price for such holder’s Notes. (d) In the event the Issuer has not delivered the notice to Holders of the Special Mandatory Redemption in accordance with Section 3.10(c), the Trustee, upon the Issuer’s request, shall deliver such notice on the second Business Day following the Special Termination Date to the Escrow Agent and the Holders in the Issuer’s name and at the Issuer’s expense. (e) If any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will notify the exchange of the occurrence of any such Special Mandatory Redemption and any relevant details relating thereto. Section 3.11 Redemption for Changes in Taxes. (a) The Issuer may redeem the Notes, in whole but not in part, at any time upon giving not less than 30 nor more than 60 days’ prior notice to the Holders (which notice will be irrevocable and given in accordance with Section 3.03 of this Indenture), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Issuer for redemption (a “Tax Redemption Date”) and all Additional Amounts (if any) then due and that will become due on the Tax Redemption Date as a result of the redemption or otherwise (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date that is prior to the Tax Redemption Date and Additional Amounts (if any) in respect thereof), if on the next date on which any amount would be payable in respect of the Notes, the Issuer or any Guarantor is or would be required to pay Additional Amounts, and the Issuer or the relevant Guarantor (but, in the case of a Guarantor, only if the payment giving rise to such requirement cannot be made by the Issuer or another Guarantor without the obligation to pay Additional Amounts) cannot avoid any such payment obligation taking reasonable measures available (provided that changing the jurisdiction of the Issuer is not a reasonable measure for purposes of this section, and that changing the jurisdiction of a paying agent is a reasonable measure), as a result of: (1) any change in, or amendment to, the laws (or any regulations, protocols or rulings promulgated thereunder) of the relevant Tax Jurisdiction affecting taxation which change or amendment has not been publicly announced before and which becomes effective on or after the date of the Offering Memorandum (or, if the relevant Tax Jurisdiction was not a Tax Jurisdiction on the Issue Date, the date on which such Tax Jurisdiction became a Tax Jurisdiction under this Indenture); or (2) any change in, or amendment to, the existing official written position or the introduction of a written official position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment has not been publicly announced before and which becomes effective on or after the date of the Offering Memorandum (or, if the relevant Tax Jurisdiction was not a Tax Jurisdiction on the Issue Date, the date on which such Tax Jurisdiction became a Tax Jurisdiction under this Indenture). 70 EU-DOCS\26039728.6

(b) The Issuer will not give any such notice of redemption earlier than 90 days prior to the earliest date on which the Issuer or the relevant Guarantor would be obligated to make such payment or withholding (if a payment in respect of the Notes or the Guarantees were then due) and unless at the time such notice is given, the obligation to pay Additional Amounts remains in effect. Prior to the publication or, where relevant, mailing of any notice of redemption of the Notes pursuant to the foregoing, the Issuer will deliver the Trustee an Opinion of Counsel, the choice of such counsel to be subject to the prior written approval of the Trustee (such approval not to be unreasonably withheld) to the effect that there has been such change or amendment which would entitle the Issuer to redeem the Notes hereunder and under this Indenture. In addition, before the Issuer publishes or mails notice of redemption of the Notes as described above, it will deliver to the Trustee an Officer’s Certificate to the effect that the obligation to pay Additional Amounts cannot be avoided by the Issuer or the relevant Guarantor (but, in the case of a Guarantor, only if the payment giving rise to such requirement cannot be made by the Issuer or another Guarantor without the obligation to pay Additional Amounts) taking reasonable measures available to it. (c) The delivery of such Officer’s Certificate and Opinion of Counsel to the Trustee shall be sufficient evidence of the existence and satisfaction of the conditions precedent as described above, in which event it will be conclusive and binding on the Holders. ARTICLE 4 COVENANTS Section 4.01 Payment of Notes. The Issuer shall promptly pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture. Section 4.02 [Reserved]. Section 4.03 Change of Control. (a) If a Change of Control occurs, subject to the terms of this Section 4.03, each Holder will have the right to require the Issuer to repurchase all or any part (equal to $200,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that the Issuer shall not be obliged to repurchase Notes as described under this Section 4.03 in the event and to the extent that it has unconditionally exercised its right to redeem all of the Notes pursuant to Section 3.07 or all conditions to such redemption have been satisfied or waived. No such purchase in part shall reduce the principal amount at maturity of the Notes held by any holder to below $200,000. (b) Unless the Issuer has unconditionally exercised its right to redeem all the Notes pursuant to Section 3.07 or all conditions to such redemption have been satisfied or waived, no later than the date that is 60 days after any Change of Control or, at the Issuer’s option, at any time prior to a Change of Control following the public announcement thereof or if a definitive agreement is in place for the Change of Control, the Issuer will send a notice (the “Change of Control Offer”) to each Holder of any such Notes by mail or otherwise in accordance with the procedures set forth in this Indenture, with a copy to the Trustee: (1) stating that a Change of Control has occurred or may occur and that such Holder has the right to require the Issuer to purchase all or any part of such Holder’s Notes at a purchase price 71 EU-DOCS\26039728.6 in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest to, but not including, the date of purchase (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date) (the “Change of Control Payment”); (2) stating the repurchase date (which shall be no earlier than 10 days from the date such notice is mailed nor later than the later of 60 days from the date such notice is mailed and 60 days after the Change of Control) (the “Change of Control Payment Date”) and the record date; (3) stating that any Note accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date unless the Change of Control Payment is not paid, and that any Notes or part thereof not tendered will continue to accrue interest; (4) describing the circumstances and relevant facts regarding the transaction or transactions that constitute the Change of Control; (5) describing the procedures determined by the Issuer, consistent with this Indenture, that a Holder must follow in order to have its Notes repurchased; (6) if such notice is mailed prior to the occurrence of a Change of Control, stating that the Change of Control Offer is conditional on the occurrence of such Change of Control; and (7) certain other procedures that a holder of Notes must follow to accept a Change of Control Offer or to withdraw such acceptance. (c) The Issuer shall cause to be published the notice described above through the newswire service of Bloomberg (or if Bloomberg does not then operate, any similar agency). In addition, if any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will notify the exchange of the results of any Change of Control Offer. (d) On the Change of Control Payment Date, if the Change of Control shall have occurred, the Issuer will, to the extent lawful: (1) accept for payment all Notes or portion thereof properly tendered pursuant to the Change of Control Offer; (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes so tendered; (3) deliver or cause to be delivered to the Trustee an Officer’s Certificate stating the aggregate principal amount of Notes or portions of the Notes being purchased by the Issuer in the Change of Control Offer; (4) in the case of Global Notes, deliver, or cause to be delivered, to the Paying Agent the applicable Global Notes in order to reflect thereon the portion of such Notes or portions thereof that have been tendered to and purchased by the Issuer; and (5) in the case of Definitive Registered Notes, deliver, or cause to be delivered, to the Registrar for cancellation all Definitive Registered Notes accepted for purchase by the Issuer. If any Definitive Registered Notes have been issued, the Paying Agent, at the Issuer’s expense, will promptly mail to each Holder of Definitive Registered Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly instruct its authenticating agent to authenticate and, at the Issuer’s expense, mail (or cause to be transferred by book-entry) to each Holder of Definitive Registered Notes a new Definitive Registered Note equal in principal amount to the unpurchased 72 EU-DOCS\26039728.6 portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount that is at least $200,000 and integral multiples of $1,000 in excess thereof. (e) This Section 4.03 will be applicable whether or not any other provisions of this Indenture are applicable. (f) The Issuer will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not validly withdrawn under such Change of Control Offer. (g) Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer. The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Section 4.03. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of the conflict. (h) If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not validly withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer in accordance with this Section 4.03, purchases all of the Notes validly tendered and not validly withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest to but excluding the date of the delivery of the notice for such redemption. In determining whether the Holders of at least 90% of the aggregate principal amount of the then outstanding Notes have validly tendered and not validly withdrawn Notes in a Change of Control Offer, Notes owned by any Affiliate of the Issuer or by funds controlled or managed by any Affiliate of the Issuer, or any successor thereof, shall be deemed to be outstanding for the purpose of such Change of Control Offer. Any redemption pursuant to this Section 4.03 shall be made in accordance with Section 3.03 (other than the time periods specified therein, which shall be made in accordance with this Section 4.03). (i) The provisions of this Indenture relating to the Issuer’s obligation to make an offer to repurchase the Notes as a result of a Change of Control may be waived or modified with the written consent of holders of a majority in outstanding principal amount of the Notes. Section 4.04 Limitation on Indebtedness and Issuance of Disqualified Stock and Preferred Stock. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock and the Issuer will not permit any of its Restricted Subsidiaries to issue any Preferred Stock; provided, however, that the Issuer may Incur Indebtedness and issue shares of Disqualified Stock and any of the Issuer’s Restricted Subsidiaries may Incur Indebtedness and issue shares of Preferred Stock if on the date on which such Indebtedness is Incurred or such Disqualified Stock or Preferred Stock is issued, the Consolidated Net Leverage Ratio would have been no greater than 5.50 to 1.0, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if such Indebtedness had been Incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred, at the beginning of the relevant period. 73 EU-DOCS\26039728.6

(b) Section 4.04(a) will not prohibit the Incurrence of the following items of Indebtedness: (1) Indebtedness Incurred pursuant to any Credit Facility (including in respect of letters of credit or bankers’ acceptances issued or created thereunder) and any Refinancing Indebtedness in respect thereof, in a maximum aggregate principal amount at any time outstanding not to exceed the greater of $900 million and 400% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; provided the amount of Indebtedness which may be incurred by the Issuer and its Restricted Subsidiaries pursuant to this clause (1) shall be reduced by an amount (and the corresponding percentage of Pro Forma EBITDA) equal to the aggregate principal amount of the Existing Notes which remain outstanding following the completion of the Change of Control Tender; provided further, that any Indebtedness incurred under this clause (1) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; (2) (a) Guarantees by the Issuer or any Restricted Subsidiary of Indebtedness of the Issuer or any Restricted Subsidiary to the extent such guaranteed Indebtedness was permitted to be incurred by another provision of this Section 4.04; provided that (i) if such Indebtedness is subordinated in right of payment to, or pari passu in right of payment with, the Notes or a Note Guarantee, as applicable, then the Guarantee of such Indebtedness shall be subordinated in right of payment to, or pari passu in right of payment with, the Notes or such Note Guarantee, as applicable, substantially to the same extent as such guaranteed Indebtedness and (ii) if such Guarantee is of Indebtedness of the Issuer or a Guarantor, such Restricted Subsidiary complies with Section 4.21(a); or (b) without limiting Section 4.06, Indebtedness arising by reason of any Lien granted by or applicable to the Issuer or any Restricted Subsidiary securing Indebtedness of the Issuer or any Restricted Subsidiary so long as the Incurrence of such Indebtedness is not prohibited by the terms of this Indenture; (3) Indebtedness of the Issuer owing to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Issuer or any other Restricted Subsidiary; provided, however, that if the Issuer or any Guarantor is the obligor on such Indebtedness and the payee is not the Issuer or a Guarantor, such Indebtedness must be unsecured and ((i) except in respect of intercompany current liabilities incurred in connection with cash management positions of the Issuer and the Restricted Subsidiaries and the Global Trading Loan and (ii) only to the extent legally permitted (the Issuer and the Restricted Subsidiaries having completed all procedures required in the reasonable judgment of directors or officers of the obligee or obligor to protect such Persons from any penalty or civil or criminal liability in connection with the subordination of such Indebtedness)) expressly subordinated to the prior payment in full in cash of all obligations then due with respect to the Notes, in the case of the Issuer, or the Note Guarantee, in the case of a Guarantor; provided that: (i) any subsequent issuance or transfer of Capital Stock or any other event which results in any such Indebtedness being beneficially held by a Person other than the Issuer or a Restricted Subsidiary; and (ii) any sale or other transfer of any such Indebtedness to a Person other than the Issuer or a Restricted Subsidiary, shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (3) by the Issuer or such Restricted Subsidiary, as the case may be; (4) (a) Indebtedness represented by the Notes (other than any Additional Notes) issued on the Issue Date and the Note Guarantees thereof; (b) any Indebtedness (other than Indebtedness described in clauses (1) and (3) of this Section 4.04(b)) outstanding on the Issue Date, after giving effect to the Transactions, including the issuance of the Notes, and the application of the proceeds thereof, and the repurchase of any Existing Notes in the Change of Control Tender; (c) Refinancing Indebtedness Incurred in exchange for, or the net proceeds of which are used to renew, refund, 74 EU-DOCS\26039728.6 refinance, replace, defease or discharge any, or otherwise Incurred in respect of any, Indebtedness described in sub-clauses (a), (b) or (c) of this Section 4.04(b)(4) or Section 4.04(b)(5) or Incurred pursuant to Section 4.04(a); (d) Management Advances; and (e) Indebtedness represented by the Notes Security Documents and including, with respect to each such Indebtedness, “parallel debt” obligations created under the Intercreditor Agreement and the Notes Security Documents; (5) Indebtedness of (i) any Person Incurred or outstanding on the date on which such Person becomes a Restricted Subsidiary or is merged, consolidated, amalgamated or otherwise combined with the Issuer or any Restricted Subsidiary or pursuant to any acquisition of assets and assumption of related liabilities by the Issuer or a Restricted Subsidiary (including in contemplation of such transaction) or (ii) the Issuer or any Restricted Subsidiary Incurred to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which a Person became a Restricted Subsidiary or was otherwise acquired by the Issuer or a Restricted Subsidiary or pursuant to any Investment or acquisition of assets and assumption of related liabilities by the Issuer or a Restricted Subsidiary or otherwise in connection with or in contemplation of such acquisition or other transaction; provided, however, that (a) the Issuer would have been able to incur $1.00 of additional Indebtedness pursuant to Section 4.04(a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (5) or (b) the Consolidated Net Leverage Ratio would not be greater than it was immediately prior to giving effect to such Incurrence; (6) [Reserved]; (7) (a) Indebtedness under Currency Agreements (other than Currency Agreements described in (b) below), Interest Rate Agreements and Commodity Hedging Agreements and (b) Indebtedness under Currency Agreements entered into in order to hedge any operating expenses and capital expenditures Incurred in the ordinary course of business; in each case with respect to clauses (a) and (b) of this clause (7), entered into for bona fide hedging purposes of the Issuer or the Restricted Subsidiaries and not for speculative purposes (as determined in good faith by an Officer or the Board of Directors of the Parent Guarantor or the Issuer); (8) Indebtedness consisting of (A) mortgage financings, Purchase Money Obligations or other financings Incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property (real or personal), plant or equipment or other assets (including Capital Stock) used or useful in a Similar Business or (B) Indebtedness otherwise Incurred to finance the purchase, lease, rental or cost of design, construction, installation or improvement of property (real or personal), plant or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets, in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (8) and then outstanding, will not exceed at any time outstanding the greater of $20 million and 10% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; provided that any Indebtedness incurred under this clause (8) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; (9) Indebtedness in respect of (a) workers’ compensation claims, self-insurance obligations, performance, indemnity, surety, judgment, appeal, advance payment, customs, VAT or other tax or other guarantees or other similar bonds, instruments or obligations and completion guarantees and warranties provided by the Issuer or a Restricted Subsidiary or relating to liabilities, obligations or guarantees (including auction guarantees) Incurred in the ordinary course of business or in respect of any governmental requirement, including in relation to a governmental requirement to provide a guarantee or bond, (b) letters of credit, bankers’ acceptances, guarantees or other similar instruments or obligations issued or relating to liabilities or obligations Incurred in the ordinary course 75 EU-DOCS\26039728.6 of business; provided, however, that upon the drawing of such letters of credit or other instrument, such obligations are reimbursed within 30 days following such drawing; (c) the financing of insurance premiums in the ordinary course of business; and (d) any customary cash management, cash pooling or netting or setting off arrangements in the ordinary course of business; (10) Indebtedness arising from agreements providing for customary guarantees, indemnification, obligations in respect of earnouts or other adjustments of purchase price or, in each case, similar obligations, in each case, Incurred or assumed in connection with the acquisition or disposition of any business or assets or Person or any Capital Stock of a Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring or disposing of such business or assets or such Subsidiary for the purpose of financing such acquisition or disposition); (11) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within 30 Business Days of Incurrence; (12) Indebtedness under daylight borrowing facilities incurred in connection with any refinancing of Indebtedness (including by way of set-off or exchange); provided that such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced and the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses Incurred in connection with such refinancing, so long as any such Indebtedness is repaid within three days of the date on which such Indebtedness is Incurred; (13) Indebtedness Incurred pursuant to any factoring, securitizations, receivables financings or similar arrangements, including by a Receivables Entity in a Qualified Receivables Financing, with respect to which recourse to the Issuer or any Restricted Subsidiary in connection with such transactions is limited to the extent customary (as determined by the Issuer in good faith) for similar transactions in the applicable jurisdictions (including Standard Securitization Undertakings and, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by a Parent, the Issuer or any Restricted Subsidiary); (14) Indebtedness Incurred by the Issuer or a Restricted Subsidiary or Disqualified Stock of the Issuer in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (14) and then outstanding, will not exceed 100% of the Net Cash Proceeds received by the Issuer and the Restricted Subsidiaries from the issuance or sale (other than to the Issuer or a Restricted Subsidiary) of its Subordinated Shareholder Funding or Capital Stock (other than Disqualified Stock, Designated Preference Shares, the Equity Contribution or an Excluded Contribution) or otherwise contributed to the equity (other than through the issuance of Disqualified Stock, Designated Preference Shares, the Equity Contribution or an Excluded Contribution) of the Issuer, in each case, subsequent to the Completion Date; provided, however, that (i) any such Net Cash Proceeds that are so received or contributed shall be excluded for purposes of making Restricted Payments under Section 4.05(a) and clauses (1), (6) and (10) of Section 4.05(b)) to the extent the Issuer or a Restricted Subsidiary incurs Indebtedness in reliance thereon and (ii) any Net Cash Proceeds that are so received or contributed shall be excluded for purposes of Incurring Indebtedness pursuant to this clause (14) to the extent the Issuer or any Restricted Subsidiary makes a Restricted Payment under clauses (1), (6) and (10) of Section 4.05(b) in reliance thereon; provided that any Indebtedness incurred under this clause (14) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; (15) Indebtedness of the Issuer or any of its Restricted Subsidiaries arising pursuant to any Permitted Reorganization; and 76 EU-DOCS\26039728.6

(16) Indebtedness, Disqualified Stock or Preferred Stock in an aggregate principal amount or liquidation preference that, when aggregated with the principal amount or liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and Incurred (including any Refinancing Indebtedness in respect thereof) pursuant to this clause (16) and then outstanding, will not exceed the greater of $75 million and 33% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; provided that any Indebtedness incurred under this clause (16) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith. (c) Notwithstanding the foregoing, a Restricted Subsidiary that is not a Guarantor may not Incur Indebtedness or issue Disqualified Stock or Preferred Stock under Section 4.04(a) and clauses (1), (5), (14) and (16) of Section 4.04 (b) if the Non-Guarantor Debt Cap would be exceeded, as determined on a pro forma basis (including a pro forma application of the net proceeds therefrom). (d) [Reserved]. (e) [Reserved]. (f) For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this Section 4.04: (1) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in Section 4.04(a) and Section 4.04(b), the Issuer, in its sole discretion, will classify, and may from time to time reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in Section 4.04(a) or one of the clauses of Section 4.04(b); provided that Indebtedness Incurred (or deemed Incurred) on the Completion Date or any Refinancing Indebtedness in respect thereof under Section 4.04(b)(1) cannot be reclassified; (2) subject to Section 4.04(f)(1), all Indebtedness outstanding on the Completion Date under the New Credit Facilities shall be deemed Incurred on the Completion Date under Section 4.04(b)(1) and not Section 4.04(a) or Section Section 4.04(b)(4)(b); (3) Guarantees of, or obligations in respect of letters of credit, bankers’ acceptances or other similar instruments relating to, or Liens securing, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included; (4) if obligations in respect of letters of credit, bankers’ acceptances or other similar instruments are Incurred pursuant to any Credit Facility and are being treated as Incurred pursuant to clauses (1), (8), (14) or (16) of Section 4.04(b) or Section 4.04(a) and the letters of credit, bankers’ acceptances or other similar instruments relate to other Indebtedness, then such other Indebtedness shall not be included; (5) the principal amount of any Disqualified Stock of the Issuer or a Restricted Subsidiary, or Preferred Stock of a Restricted Subsidiary, will be equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof; (6) Indebtedness permitted by this Section 4.04 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.04 permitting such Indebtedness; and 77 EU-DOCS\26039728.6

(7) the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined on the basis of GAAP. (g) Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Preferred Stock or Disqualified Stock or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP will not be deemed to be an Incurrence of Indebtedness for purposes of this Section 4.04. The amount of any Indebtedness outstanding as of any date shall be (a) the accreted value thereof in the case of any Indebtedness issued with original issue discount and (b) the principal amount, or liquidation preference thereof, in the case of any other Indebtedness. (h) If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary as of such date (and, if such Indebtedness is not permitted to be Incurred as of such date under this Section 4.04, the Issuer shall be in Default of this Section 4.04). (i) For purposes of determining compliance with any dollar-denominated restriction on the Incurrence of Indebtedness, the Dollar Equivalent of the principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred or, at the option of the Issuer, on the date first committed; provided that (a) if such Indebtedness is Incurred to refinance other Indebtedness denominated in a currency other than dollars, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced plus any amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; (b) the Dollar Equivalent of the principal amount of any such Indebtedness outstanding on the Issue Date shall be calculated based on the relevant currency exchange rate in effect on the Issue Date; and (c) if any such Indebtedness that is denominated in a currency other than dollars is subject to a Currency Agreement with respect to the currency in which such Indebtedness is denominated covering principal amount and interest payable on such Indebtedness, the amount of such Indebtedness, will be the Dollar Equivalent of the principal payment required to be made under such Currency Agreement plus the Dollar Equivalent of any premium which is at such time due and payable but is not covered by such Currency Agreement. (j) For purposes of determining compliance with the Consolidated Net Leverage Ratio or, the Consolidated Net Senior Secured Leverage Ratio, on the Incurrence of Indebtedness, the Dollar Equivalent of the principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred or, at the option of the Issuer, the date first committed; provided that (a) if such Indebtedness is Incurred to refinance other Indebtedness denominated in a currency other than dollars, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced plus any amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; and (b) the Dollar Equivalent of the principal amount of any such Indebtedness outstanding on the Issue Date shall be calculated based on the relevant currency exchange rate in effect on the Issue Date. (k) For purposes of calculating the Consolidated Net Leverage Ratio or, the Consolidated Net Senior Secured Leverage Ratio to test compliance with any covenant in this Indenture, in 78 EU-DOCS\26039728.6 determining the amount of Indebtedness outstanding in dollars on any date of determination, with respect to any Indebtedness denominated in a currency other than dollars (the “Foreign Currency”): (1) subject to a currency swap arrangement or contract, the aggregate principal amount of such Foreign Currency Indebtedness on any such date of determination shall be the dollar amount of the aggregate principal amount to be paid by the Issuer or a Restricted Subsidiary on the maturity date of such currency swap arrangement or contract pursuant to the terms thereof; or (2) subject to a currency forward arrangement, forward accretion curve or contract, the aggregate principal amount of such Foreign Currency Indebtedness shall be converted into dollars at the exchange rate specified under the terms of such currency forward arrangement, forward accretion curve or contract as applicable to such Foreign Currency Indebtedness on such date of determination. (l) For the avoidance of doubt, notwithstanding a Group member entering into any such arrangement or contract hedging foreign exchange exposure of any Foreign Currency Indebtedness, for the purposes of calculating the Consolidated Net Leverage Ratio or, the Consolidated Net Senior Secured Leverage Ratio, the aggregate principal amount of Indebtedness subject to any such arrangement or contract shall be attributed to the total Indebtedness of the Person that originally Incurred such Indebtedness. (m) Notwithstanding any other provision of this Section 4.04, the maximum amount of Indebtedness that the Issuer or a Restricted Subsidiary may Incur pursuant to this Section 4.04 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. (n) Neither the Issuer nor any Guarantor will incur any Indebtedness (including any Indebtedness permitted to be Incurred pursuant to this Section 4.04(b)) that is contractually subordinated in right of payment to any other Indebtedness of the Issuer or such Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Notes and the applicable Note Guarantee on substantially identical terms (as determined in good faith by the Issuer); provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Issuer or any Guarantor solely by virtue of being unsecured, by virtue of being secured with different collateral, by virtue of being secured on a junior priority basis, by virtue of not being guaranteed by one or more of the Issuer’s Subsidiaries or by virtue of the application of waterfall or other payment-ordering provisions affecting different tranches of Indebtedness under Credit Facilities. Section 4.05 Limitation on Restricted Payments. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (1) declare or pay any dividend or make any other payment or distribution on account of or in respect of the Issuer’s or any Restricted Subsidiary’s Capital Stock (including, without limitation, any payment in connection with any merger or consolidation involving the Issuer or any Restricted Subsidiary) except: (A) dividends or distributions payable in Capital Stock of the Issuer (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock of the Issuer (other than Disqualified Stock) or in Subordinated Shareholder Funding; and (B) dividends or distributions payable to the Issuer or a Restricted Subsidiary (and, in the case of any such Restricted Subsidiary making such dividend or distribution, to holders of its Capital Stock other than the Issuer or another Restricted Subsidiary on no more than a pro rata basis, measured by value); 79 EU-DOCS\26039728.6

(2) purchase, redeem, retire or otherwise acquire for value (including, without limitation, any payment in connection with any merger or consolidation involving the Issuer) any Capital Stock of the Issuer or any direct or indirect Parent of the Issuer held by Persons other than the Issuer or a Restricted Subsidiary (other than in exchange for Capital Stock of the Issuer (other than Disqualified Stock)); (3) make any principal payment on, or purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than (a) any such payment, purchase, repurchase, redemption, defeasance or other acquisition or retirement or in anticipation of satisfying a sinking fund obligation, principal instalment or final maturity, in each case, due within one year of the date of payment, purchase, repurchase, redemption, defeasance or other acquisition or retirement and (b) any Indebtedness Incurred pursuant to Section 4.04(b)(3)); (4) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Shareholder Funding (other than the capitalization of interest in the form of additional Subordinated Shareholder Funding and other than in exchange for Capital Stock of the Issuer (other than Disqualified Stock) or for options, warrants or other rights to purchase such Capital Stock of the Issuer (other than Disqualified Stock)); or (5) make any Restricted Investment in any Person; (any such dividend, distribution, payment, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (1) through (5) of this Section 4.05(a) are referred to herein as a “Restricted Payment”), if at the time the Issuer or a Restricted Subsidiary makes such Restricted Payment: (A) a Default or Event of Default (or in the case of a Restricted Investment, an Event of Default under clauses (1), (2) or (6) of Section 6.01(a)) shall have occurred and be continuing (or would result immediately thereafter therefrom); (B) except in the case of a Restricted Investment, if such Restricted Payment is made in reliance on Section 4.05(a)(5)(C)(i), the Issuer is not able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.04(a) after giving effect, on a pro forma basis, to such Restricted Payment; or (C) the aggregate amount of such Restricted Payment and all other Restricted Payments made by the Issuer and the Restricted Subsidiaries subsequent to the Completion Date (and not returned or rescinded) (including Permitted Payments permitted below by clauses (5) (without duplication of amounts paid pursuant to any other clause of Section 4.05(b)), (6), (10) and (20) (to the extent it relates to Restricted Payments permitted by such clauses (5) or (10)) of Section 4.05(b), but excluding all other Restricted Payments permitted by Section 4.05(b)) would exceed the sum of (without duplication): (i) an amount equal to 50% of the Consolidated Net Income for the period beginning on the first day of the first full fiscal quarter commencing prior to the Completion Date to the end of the Issuer’s most recently ended full fiscal quarter ending prior to the date of such Restricted Payment for which internal consolidated financial statements of the Issuer are available, taken as a single accounting period (or in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit); (ii) 100% of the aggregate Net Cash Proceeds, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or marketable securities, received by the Issuer from the issue or sale of its 80 EU-DOCS\26039728.6

Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding subsequent to the Completion Date or otherwise contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Issuer subsequent to the Completion Date (other than (x) Net Cash Proceeds or property or assets or marketable securities received from an issuance or sale of such Capital Stock to the Issuer or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Issuer or any Subsidiary of the Issuer for the benefit of its employees to the extent funded by the Issuer or any Restricted Subsidiary, (y) Net Cash Proceeds or property or assets or marketable securities to the extent that any Restricted Payment has been made from such proceeds in reliance on Section 4.05(b)(6), and (z) Excluded Contributions and the Equity Contribution); (iii) 100% of the aggregate Net Cash Proceeds, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or marketable securities, received by the Issuer or any Restricted Subsidiary from the issuance or sale (other than to the Issuer or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Issuer or any Subsidiary of the Issuer for the benefit of its employees to the extent funded by the Issuer or any Restricted Subsidiary) by the Issuer or any Restricted Subsidiary subsequent to the Completion Date of any Indebtedness that has been converted into or exchanged for Capital Stock of the Issuer (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding (plus the amount of any cash, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or marketable securities, received by the Issuer or any Restricted Subsidiary upon such conversion or exchange) but excluding (x) Net Cash Proceeds or property or assets or marketable securities to the extent that any Restricted Payment has been made from such proceeds in reliance on Section 4.05(b)(6), and (y) Excluded Contributions and the Equity Contribution; (iv) the amount equal to the net reduction in Restricted Investments made by the Issuer or any of the Restricted Subsidiaries resulting from repurchases, redemptions or other acquisitions or retirements of any such Restricted Investment, proceeds realized upon the sale or other disposition to a Person other than the Issuer or a Restricted Subsidiary of any such Restricted Investment, repayments of loans or advances or other transfers of assets (including by way of dividend, distribution, interest payments or returns of capital) to the Issuer or any Restricted Subsidiary, which amount, in each case under this clause (iv), constituted a Restricted Payment made after the Completion Date; provided, however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(5)(C)(i) to the extent that it is (at the Issuer’s option) included under this clause (iv); (v) the amount of the cash and the fair market value (as determined in accordance with Section 4.05(c)) of property, assets or marketable securities received by the Issuer or any Restricted Subsidiary after the Completion Date in connection with: (D) the sale or other disposition (other than to the Issuer or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Issuer or any Subsidiary of the Issuer for the benefit of its employees to the extent funded by the Issuer or any Restricted Subsidiary) of Capital Stock of an Unrestricted Subsidiary of the Issuer; and 81 EU-DOCS\26039728.6

(E) any dividend or distribution made by an Unrestricted Subsidiary to the Issuer or a Restricted Subsidiary; provided, however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(5)(C)(i) to the extent that it is (at the Issuer’s option) included under this clause (v); and (i) in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary or all of the assets of such Unrestricted Subsidiary are transferred to the Issuer or a Restricted Subsidiary, or the Unrestricted Subsidiary is merged or consolidated into the Issuer or a Restricted Subsidiary, in each case, after the Completion Date, 100% of such amount received in cash and the fair market value (as determined in accordance with Section 4.05(c)) of any property, assets or marketable securities received by the Issuer or a Restricted Subsidiary in respect of such redesignation, merger, consolidation or transfer of assets, excluding any amount of any Investment in such Unrestricted Subsidiary pursuant to clause (16) of the definition of “Permitted Investment”, in each case of this clause (vi); provided, however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(5)(C)(i) to the extent that it is (at the Issuer’s option) included under this clause (vi); provided further, however, that such amount shall not exceed the amount included in the calculation of the amount of Restricted Payments referred to in the first sentence of Section 4.05(a)(5)(C). (b) Section 4.05(a) will not prohibit any of the following (collectively, “Permitted Payments”): (1) any Restricted Payment made in exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the Net Cash Proceeds within 120 days after the sale (other than to the Issuer or a Subsidiary of the Issuer) of, Capital Stock of the Issuer (other than Disqualified Stock or Designated Preference Shares or through an Excluded Contribution), Subordinated Shareholder Funding or within 120 days after the contribution to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares or through an Excluded Contribution) of the Issuer; provided, however, that to the extent so applied, the Net Cash Proceeds, or fair market value (as determined in accordance with Section 4.05(c)) of property, assets or marketable securities, from such sale of Capital Stock or Subordinated Shareholder Funding or such contribution will be excluded for purposes of Section 3.07; (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Issuer or a Subsidiary Guarantor made by exchange for, or out of the Net Cash Proceeds within 120 days after the Incurrence of, Refinancing Indebtedness permitted to be Incurred pursuant to Section 4.04; (3) (a) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Preferred Stock of the Issuer or a Restricted Subsidiary made by exchange for or out of the Net Cash Proceeds within 120 days after the sale of Preferred Stock of the Issuer or a Restricted Subsidiary, and (b) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Disqualified Stock of the Issuer or a Restricted Subsidiary made by exchange for or out of the Net Cash Proceeds within 120 days after the sale of Disqualified Stock of the Issuer or a Restricted Subsidiary, as the case may be, that, in each case under (a) and (b) of this Section 4.05(b)(3), is permitted to be Incurred pursuant to Section 4.04, and that in each case (other than such sale of Preferred Stock of the Issuer that is not Disqualified Stock) constitutes Refinancing Indebtedness; (4) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness (or any loans, advances, dividends or other distributions by 82 EU-DOCS\26039728.6 the Issuer to any Parent to permit such Parent to purchase, repurchase, redeem, defease or otherwise acquire or retire Indebtedness of any Parent so long as the Net Cash Proceeds (or portion thereof) of such Indebtedness has been received by the Issuer from the issue or sale of its Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding subsequent to the Completion Date or otherwise contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Issuer subsequent to the Completion Date): (A) (i) from Net Available Cash to the extent permitted under Section 4.08, but only if the Issuer shall have first complied with Section 4.08, as applicable, and purchased all Notes tendered pursuant to any offer to repurchase all the Notes required thereby, prior to purchasing, repurchasing, redeeming, defeasing or otherwise acquiring or retiring such Subordinated Indebtedness (or making any such loans, advances, dividends or other distributions to any Parent) and (ii) at a purchase price not greater than 100% of the principal amount of such Subordinated Indebtedness (or such Indebtedness of any Parent) plus accrued and unpaid interest (and costs, expenses and fees incurred in connection therewith); (B) to the extent required by the agreement governing such Subordinated Indebtedness (or such Indebtedness of any Parent), following the occurrence of a Change of Control (or other similar event described therein as a “change of control”), but only (i) if required, if the Issuer shall have first complied with Section 4.03 and purchased all Notes tendered pursuant to the offer to repurchase all the Notes required thereby, prior to purchasing, repurchasing, redeeming, defeasing or otherwise acquiring or retiring such Subordinated Indebtedness (or making any such loans, advances, dividends or other distributions to any Parent) and (ii) at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness or such Indebtedness of any Parent plus accrued and unpaid interest (and costs, expenses and fees incurred in connection therewith); and (C) consisting of Acquired Indebtedness (other than Indebtedness Incurred (A) to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was otherwise acquired by the Issuer or a Restricted Subsidiary or (B) otherwise in connection with or in contemplation of such acquisition). (5) any dividends paid within 60 days after the date of declaration if at such date of declaration such dividend would have complied with this Section 4.05; (6) the purchase, repurchase, redemption, defeasance or other acquisition, cancellation or retirement for value of Capital Stock of the Issuer, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof) and loans, advances, dividends or distributions by the Issuer to any Parent to permit any Parent to purchase, repurchase, redeem, defease or otherwise acquire, cancel or retire for value Capital Stock of the Issuer, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof), or payments to purchase, repurchase, redeem, defease or otherwise acquire, cancel or retire for value Capital Stock of the Issuer, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof), in each case from Management Investors; provided that such payments, loans, advances, dividends or distributions do not exceed an amount (net of repayments if any such loans or advances equal to the greater of $20 million and 10% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination (which, subsequent to the consummation of an underwritten public Equity Offering by the Issuer or any Parent, shall increase to the greater of $40 million and 20.0% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination); provided further however that such payments, loans, advances, dividends or distributions in any such succeeding 83 EU-DOCS\26039728.6 calendar year do not exceed an amount (net of repayments of any such loans or advances) equal to (1) the greater of $35 million and 15% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination (which, subsequent to the consummation of an underwritten public Equity Offering by the Issuer or any Parent, shall increase to the greater of $55 million and 25.0% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination in any calendar year), plus (2) the Net Cash Proceeds received by the Issuer or the Restricted Subsidiaries since the Completion Date (including through receipt of proceeds from the issuance or sale of its Capital Stock or Subordinated Shareholder Funding to a Parent) from, or as a contribution to the equity (in each case under this clause (6), other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Issuer from, the issuance or sale to Management Investors of Capital Stock (including any options, warrants or other rights in respect thereof), to the extent such Net Cash Proceeds are not included in any calculation under Section 4.05(a)(5)(C)(ii); (7) the declaration and payment of dividends to holders of any class or series of Disqualified Stock, or of any Preferred Stock of a Restricted Subsidiary, Incurred in accordance with Section 4.04; (8) purchases, repurchases, redemptions, defeasances or other acquisitions or retirements of Capital Stock deemed to occur upon the exercise of stock options, warrants or other rights in respect thereof if such Capital Stock represents a portion of the exercise price thereof; (9) dividends, loans, advances or distributions to any Parent or other payments by the Issuer or any Restricted Subsidiary in amounts equal to (without duplication) the amounts required for any Parent to pay: (A) any Parent Expenses of any Parent or any Related Taxes; and (B) amounts constituting or to be used for purposes of making payments to the extent specified in clauses (2) (with respect to fees and expenses incurred in connection with the transactions described therein), (5) and (11) of Section 4.09(b); (10) the declaration and payment by the Issuer of, or loans, advances, dividends or distributions to any Parent to pay, dividends on the common stock or common equity interests of the Issuer or any Parent, or purchases, repurchases or other acquisitions or retirements of common stock or common equity interests of the Issuer or any Parent, in an amount not to exceed in any fiscal year the greater of (a) 6% of the Net Cash Proceeds received by the Issuer from a Public Offering or contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares or through an Excluded Contribution) of the Issuer or contributed as Subordinated Shareholder Funding to the Issuer and (b) an aggregate amount per annum not to exceed 5% of Market Capitalization; (11) payments by the Issuer, or loans, advances, dividends or distributions to any Parent to make payments, to holders of Capital Stock of the Issuer or any Parent in lieu of the issuance of fractional shares of such Capital Stock; provided, however, that any such payment, loan, advance, dividend or distribution shall not be for the purpose of evading any limitation of this Section 4.05 or otherwise to facilitate any dividend or other return of capital to the holders of such Capital Stock (as determined in good faith by an Officer or the Board of Directors of the Issuer); (12) Restricted Payments in an aggregate amount outstanding at any time not to exceed the fair market value of Excluded Contributions, or Investments in exchange for or using as consideration Investments previously made under this clause (12); (13) payment of any Receivables Fees and purchases of Receivables Assets pursuant to a Receivables Repurchase Obligation in connection with a Qualified Receivables Financing; 84 EU-DOCS\26039728.6

(14) dividends or other distributions of Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries; (15) [Reserved]; (16) the declaration and payment of dividends to holders of any class or series of Designated Preference Shares of the Issuer issued after the Completion Date; provided, however, that the amount of all dividends declared or paid by the Issuer pursuant to this clause (16) shall not exceed the Net Cash Proceeds received by the Issuer from the issuance or sale of such Designated Preference Shares; (17) so long as no Event of Default has occurred and is continuing (or would result therefrom), any Restricted Payment to the extent that, after giving pro forma effect to any such Restricted Payment, the Consolidated Net Leverage Ratio would be no greater than 4.0 to 1.0; (18) so long as no Event of Default has occurred and is continuing (or would result therefrom), Restricted Payments in an aggregate amount outstanding at any time not to exceed the greater of $45 million and 20% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination; (19) Restricted Payments constituting any part of any Permitted Reorganization and, in each case, fees and expenses relating thereto; (20) Restricted Payments to finance Investments or other acquisitions by a Parent or any Affiliate (other than the Issuer or a Restricted Subsidiary) which would be otherwise permitted to be made pursuant to this Section 4.05 if made by the Issuer or a Restricted Subsidiary; provided, that (i) such Restricted Payment shall be made within 120 days of the closing of such Investment or other acquisition, (ii) such Parent or Affiliate of the Issuer shall, on or prior to the date such Restricted Payment is made or if later, promptly following the closing of the Investment or the acquisition, cause (1) all property acquired (whether assets or Capital Stock) to be contributed to the Issuer or one of its Restricted Subsidiaries or (2) the merger, amalgamation, consolidation, or sale of the Person formed or acquired into the Issuer or one of its Restricted Subsidiaries (in a manner not prohibited by Article (a)) in order to consummate such Investment or other acquisition, (iii) such Parent or Affiliate of the Issuer receives no consideration or other payment in connection with such transaction except to the extent the Issuer or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Section 4.05 or Section 4.09 (without reference to this clause (20)) and (iv) any property received in connection with such transaction shall not constitute an Excluded Contribution up to the amount of such Restricted Payment made under this clause (20); (21) any payments in cash or in kind relating to the settlement of any future, forward or other derivative contract entered into for non-speculative purposes; (22) the declaration and payment of dividends or distributions by the Issuer to, or the making of loans to, a Parent in amounts required for a Parent to pay or cause to be paid, in each case without duplication, fees and expenses related to any equity or debt offering (whether or not successful) of such Parent (23) after the Completion Date, any distribution of net cash proceeds from any sales or dispositions of assets or any distribution of assets in connection with the Real Estate Portfolio Transfer and the SFS Business Transfer; provided that: (i) no Default or Event of Default exists and is continuing, (ii) (x) on a pro forma basis the Consolidated Net Leverage Ratio is no greater than 5.75 to 1.0, (provided that, if on a pro forma basis for each such distribution, the Consolidated Net Leverage Ratio is higher than 5.75 to 1.0, the Issuer shall prepay sufficient term loans incurred under the New Credit Facilities to ensure that the Consolidated Net Leverage Ratio, on a pro forma basis for such distribution and prepayment becomes no greater than 5.75 to 1.00) and (y) the aggregate Pro Forma 85 EU-DOCS\26039728.6

EBITDA generated by the assets distributed in connection with the Real Estate Portfolio Transfer accounts for not greater than 25.0% of Pro Forma EBITDA, in each case, for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination and (iii) the Issuer shall use its commercially reasonable efforts to consummate any such distribution on or prior to the nine-month anniversary of the Completion Date; and (24) any Restricted Payments made in connection with the Acquisition and the Refinancing and fees and expenses relating thereto (including without limitation, any deferred compensation payments to existing management of Target and dividends by the Target that have a record date before the Completion Date, but a payment date on or after the Completion Date). (c) Except as otherwise specified, the amount of all Restricted Payments or Permitted Investments (other than cash) shall be the fair market value on the date of such Restricted Payment or Permitted Investment (or, at the option of the Issuer, on the date of entry into of a commitment, contract or resolution with respect to such Restricted Payment or Permitted Investment) of the asset(s) or securities proposed to be paid, transferred or issued by the Issuer or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment or Permitted Investment and without giving effect to subsequent changes in value. The fair market value of any cash Restricted Payment or Permitted Investment shall be its face amount, and the fair market value of any non-cash Restricted Payment or Permitted Investment or any other property, assets or securities required to be valued by this Section 4.05 shall be determined conclusively by an Officer or the Board of Directors of the Issuer acting in good faith. (d) For purposes of determining compliance with this Section 4.05 and the definition of “Permitted Investments,” as applicable, in the event that a Restricted Payment or a Permitted Investment meets the criteria of more than one of the categories described in clauses (1) through (24) of Section 4.05(b) or in the definition of “Permitted Investments,” as applicable, or is permitted pursuant to Section 4.05(a), the Issuer will be entitled to classify such Restricted Payment (or portion thereof) or such Permitted Investment (or portion thereof) on the date of its payment or later reclassify such Restricted Payment (or portion thereof) or such Permitted Investment (or portion thereof) in any manner that complies with this Section 4.05. Section 4.06 Limitation on Liens. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, Incur or suffer to exist any Lien upon any of their property or assets (including Capital Stock of a Restricted Subsidiary), whether owned on the Issue Date or acquired after that date, or any interest therein or any income or profits therefrom, which Lien is securing any Indebtedness (such Lien, the “Initial Lien”), except (a) in the case of any property or asset that does not constitute Notes Collateral, (i) Permitted Liens or (ii) Liens on assets that are not Permitted Liens if the Notes and this Indenture (or a Note Guarantee in the case of Liens of a Guarantor) are directly secured equally and ratably with, or prior to, in the case of Liens with respect to Subordinated Indebtedness, the Indebtedness secured by such Initial Lien for so long as such Indebtedness is so secured and (b) in the case of any property or assets that constitutes Notes Collateral, Permitted Collateral Liens. (b) For purposes of determining compliance with this Section 4.06, in the event that a Lien (or any portion thereof) meets the criteria of one or more of the clauses contained in the definition of “Permitted Liens” or “Permitted Collateral Liens”, as applicable, the Issuer shall be entitled to, in its sole discretion, divide, classify or subsequently reclassify, in whole or in part, at any time such Lien (or any portion thereof) among one or more of the clauses contained in the definition of “Permitted Liens” or “Permitted Collateral Liens”, as applicable. Section 4.07 Limitation on Restrictions on Distributions from Restricted Subsidiaries. 86 EU-DOCS\26039728.6

(a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to: (1) pay dividends or make any other distributions in cash or otherwise on its Capital Stock to the Issuer or any Restricted Subsidiary or pay any Indebtedness or other obligations owed to the Issuer or any Restricted Subsidiary; (2) make any loans or advances to the Issuer or any Restricted Subsidiary; or (3) sell, lease or transfer any of its property or assets to the Issuer or any Restricted Subsidiary, provided that (x) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock and (y) the subordination of (including the application of any standstill requirements to) loans or advances made to the Issuer or any Restricted Subsidiary to other Indebtedness Incurred by the Issuer or any Restricted Subsidiary, or any prohibition on securing such loans or advances made to the Issuer or any Restricted Subsidiary, shall not be deemed to constitute such an encumbrance or restriction. (b) Section 4.07(a) will not prohibit: (1) any encumbrance or restriction pursuant to any Credit Facility or any other agreement or instrument, in each case, in effect at or entered into on the Issue Date, and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of such agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the Issue Date (as determined in good faith by the Issuer); (2) [Reserved]; (3) encumbrances or restrictions existing under or by reason of this Indenture, the Notes (and the guarantees thereof), the Existing Notes (and the guarantees thereof), the Existing Notes Indenture, and the New Credit Facilities (and the security documents associated therewith); (4) any encumbrance or restriction pursuant to an agreement or instrument of a Person or relating to any Capital Stock or Indebtedness of a Person, entered into on or before the date on which (i) such Person was acquired by or merged, consolidated or otherwise combined with or into the Issuer or any Restricted Subsidiary, (ii) such agreement or instrument is assumed by the Issuer or any Restricted Subsidiary in connection with an acquisition of assets or (iii) such Person became a Restricted Subsidiary (in each case, other than Capital Stock or Indebtedness Incurred as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was acquired by the Issuer or was merged, consolidated or otherwise combined with or into the Issuer or any Restricted Subsidiary) and outstanding on such date; provided that, for the purposes of this clause (4), if another Person is the Successor Company, or any Subsidiary thereof, any agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed by the Issuer or any Restricted Subsidiary when such Person becomes the Successor Company; (5) any encumbrance or restriction pursuant to an agreement or instrument effecting a refunding, replacement or refinancing of Indebtedness Incurred pursuant to, or that otherwise extends, renews, refunds, refinances or replaces an agreement or instrument referred to in clauses (1), (3), (4) or (5) of this Section 4.07(b) (an “Initial Agreement”) or contained in any amendment, supplement or other modification to an agreement referred to in clauses (1), (3) , (4) or (5) of this Section 4.07(b); provided, however, that the encumbrances and restrictions with respect to such 87 EU-DOCS\26039728.6

Restricted Subsidiary contained in any such agreement or instrument are no less favorable in any material respect to the Holders taken as a whole than the encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such refinancing or amendment, supplement or other modification relates (as determined in good faith by the Issuer); (6) any encumbrance or restriction: (A) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract; (B) contained in mortgages, pledges or other security agreements permitted under this Indenture or securing Indebtedness of the Issuer or a Restricted Subsidiary permitted under this Indenture to the extent such encumbrances or restrictions restrict the transfer of the property or assets subject to such mortgages, pledges or other security agreements; (C) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Issuer or any Restricted Subsidiary; or (D) pursuant to the terms of any license, authorization, concession or permit; (7) any encumbrance or restriction pursuant to Purchase Money Obligations and Capitalized Lease Obligations permitted under this Indenture, in each case, that impose encumbrances or restrictions on the property so acquired or any encumbrance or restriction pursuant to a joint venture agreement that imposes restrictions on the transfer of the assets of the joint venture; (8) any encumbrance or restriction with respect to a Restricted Subsidiary (or any of its property or assets) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition to a Person of all or substantially all the Capital Stock or assets of such Restricted Subsidiary (or the property or assets that are subject to such restriction) pending the closing of such sale or disposition; (9) customary provisions in leases, licenses, joint venture agreements and other similar agreements and instruments entered into in the ordinary course of business; (10) encumbrances or restrictions arising or existing by reason of applicable law or any applicable rule, regulation, governmental license or order, or required by any regulatory authority or stock exchange; (11) any encumbrance or restriction on cash or other deposits or net worth imposed by customers under agreements entered into in the ordinary course of business; (12) any encumbrance or restriction pursuant to Currency Agreements, Interest Rate Agreements or Commodity Hedging Agreements; (13) any encumbrance or restriction arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be Incurred subsequent to the Issue Date pursuant to Section 4.04 if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Holders of the Notes than (i) the encumbrances and restrictions contained in the New Credit Facilities on the Completion Date, together with the security documents associated therewith, if any, as in effect on or immediately prior to the Completion Date or (ii) is customary in comparable financings (as determined in good faith by the Issuer) and where, in the case of clause (ii), the Issuer determines at the time of issuance of such Indebtedness that such 88 EU-DOCS\26039728.6 encumbrances or restrictions (x) will not adversely affect, in any material respect, the Issuer’s ability to make principal or interest payments on the Notes as and when they become due or (y) such encumbrances and restrictions apply only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness; (14) any encumbrance or restrictions arising in connection with any Purchase Money Note, other Indebtedness or a Qualified Receivables Financing that, in the good faith determination of an Officer or the Board of Directors of the Issuer, are necessary or advisable to effect such Qualified Receivables Financing; or (15) any encumbrance or restriction existing by reason of any Lien permitted under Section 4.06. Section 4.08 Limitation on Sales of Assets and Subsidiary Stock. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Disposition unless: (1) the Issuer or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Asset Disposition), as determined in good faith by an Officer or the Board of Directors of the Issuer, of the shares and assets subject to such Asset Disposition (including, for the avoidance of doubt, if such Asset Disposition is a Permitted Asset Swap); and (2) in any such Asset Disposition, or series of related Asset Dispositions (except to the extent the Asset Disposition is a Permitted Asset Swap), at least 75% of the consideration from such Asset Disposition or such series of related Asset Dispositions (excluding any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, other than Indebtedness), together with all other Asset Dispositions since the Issue Date (except to the extent any such Asset Disposition was a Permitted Asset Swap) on a cumulative basis received by the Issuer or such Restricted Subsidiary, as the case may be, is in the form of cash, Cash Equivalents or Temporary Cash Investments. (b) After the receipt of Net Available Cash from an Asset Disposition, the Issuer or a Restricted Subsidiary, as the case may be, may apply such Net Available Cash directly or indirectly (at the option of the Issuer or such Restricted Subsidiary): (1) within 365 days from the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash (i) to prepay, repay, purchase or redeem any Senior Secured Indebtedness incurred under Section 4.04(b)(1); provided, however, that, in connection with any prepayment, repayment or purchase of Indebtedness pursuant to this clause (i), the Issuer or such Restricted Subsidiary will retire such Indebtedness and will cause the related commitment (if any) (except in the case of any revolving Indebtedness) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid, purchased or redeemed; (ii) unless included in this clause (i), to prepay, repay, purchase or redeem any Pari Passu Indebtedness of the Issuer or a Subsidiary Guarantor that is secured in whole or in part by a Lien on the Notes Collateral (including by virtue of the Intercreditor Agreement or an Additional Intercreditor Agreement), which Lien ranks pari passu with the Liens securing the Notes, at a price of no more than 100% of the principal amount of such Pari Passu Indebtedness plus accrued and unpaid interest to the date of such prepayment, repayment, purchase or redemption; provided that the Issuer or such Subsidiary Guarantor, as applicable, shall prepay, redeem, repay or repurchase Pari Passu Indebtedness that is Public Debt pursuant to this clause (ii) only if the Issuer or such Subsidiary Guarantor purchases through open-market purchases at a price equal to or higher than 100% of the principal amount thereof, or makes an offer to the Holders of the Notes to purchase their Notes at a purchase price in cash equal to at least 100% of the principal 89 EU-DOCS\26039728.6 amount of such Notes, plus accrued and unpaid interest to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) for, in each case, an aggregate principal amount of Notes at least equal to the proportion that (x) the total aggregate principal amount of Notes outstanding bears to (y) the sum of the total aggregate principal amount of Notes outstanding plus the total aggregate principal amount outstanding of such Pari Passu Indebtedness; (iii) to prepay, repay, purchase or redeem any Indebtedness of a Restricted Subsidiary that is not a Subsidiary Guarantor or any Indebtedness that is secured on assets which do not constitute Notes Collateral (in each case, other than Subordinated Indebtedness of the Issuer or a Subsidiary Guarantor or Indebtedness owed to the Issuer or any Restricted Subsidiary); (iv) to purchase the Notes through open-market purchases at a price equal to or higher than 100% of the principal amount thereof, or make an offer to all holders of the Notes at a purchase price in cash equal to at least 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) or (v) to redeem the Notes as described under Section 3.07; (2) to the extent the Issuer or such Restricted Subsidiary elects, to invest in or purchase or commit to invest in or purchase Additional Assets (including by means of an investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Issuer or another Restricted Subsidiary) within 365 days from the later of (i) the date of such Asset Disposition and (ii) the receipt of such Net Available Cash; provided, however, that any such reinvestment in Additional Assets made pursuant to a definitive binding agreement or a commitment approved by the Board of Directors of the Issuer that is executed or approved within such time will satisfy this requirement, so long as such investment or commitment to invest is consummated within 180 days of such 365th day; (3) to make a capital expenditure within 365 days from the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash; provided, however, that any such capital expenditure made pursuant to a definitive binding agreement or a commitment approved by the Board of Directors of the Issuer that is executed or approved within such time will satisfy this requirement, so long as such investment is consummated within 180 days of such 365th day; or (4) any combination of clauses (1) through (3) of Section 4.08(b), provided that, pending the final application of any such Net Available Cash in accordance with clauses (1), (2), (3) or (4) of Section 4.08(b), the Issuer and the Restricted Subsidiaries may temporarily reduce Indebtedness or otherwise invest such Net Available Cash in any manner not prohibited by this Indenture. (c) Any Net Available Cash from Asset Dispositions that is not applied or invested or committed to be applied or invested as provided in Section 4.08(b) will be deemed to constitute “Excess Proceeds.” On the 366th day (or the 546th day, in the case of any Net Available Cash committed to be used pursuant to a definitive binding agreement or commitment approved by the Board of Directors of the Issuer pursuant to clause (2) or (3) of Section 4.08(b)) after the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash, if the aggregate amount of Excess Proceeds exceeds $50 million, the Issuer will be required within ten (10) Business Days thereof to make an offer (“Asset Disposition Offer”) to all holders of the Notes and, to the extent the Issuer or a Subsidiary Guarantor elects or the Issuer or a Subsidiary Guarantor is required by the terms of other outstanding Pari Passu Indebtedness, to all holders of such other outstanding Pari Passu Indebtedness to purchase the maximum principal amount of such Notes and any such Pari Passu Indebtedness to which the Asset Disposition Offer applies that may be purchased out of the Excess Proceeds, at an offer price in respect of the Notes in an amount equal to (and, in the case of any Pari Passu Indebtedness, an offer price of no more than) 100% of the principal amount of such Notes and 100% of the principal amount of Pari Passu Indebtedness, in each case, plus accrued and unpaid interest, if any, to, but not including, the date of purchase, in accordance with the procedures set forth in this Indenture or the agreements governing the Pari Passu Indebtedness, as applicable, and in the case of the Notes, in minimum denominations of 90 EU-DOCS\26039728.6

$200,000 and in integral multiples of $1,000 in excess thereof. No such purchase in part shall reduce the principal amount at maturity of the Notes held by any holder to below $200,000. The Issuer may satisfy the foregoing obligations with respect to any Net Available Cash from an Asset Disposition by making an Asset Disposition Offer with respect to such Net Available Cash prior to the time period that may be required by this Indenture with respect to all or a part of the available Net Available Cash (the “Advance Portion”) in advance of being required to do so by this Indenture (an “Advance Offer”). (d) To the extent that the aggregate amount of Notes and Pari Passu Indebtedness so validly tendered and not properly withdrawn pursuant to an Asset Disposition Offer is less than the Excess Proceeds (or, in the case of an Advance Offer, the Advance Portion), the Issuer and the Restricted Subsidiaries may use any remaining Excess Proceeds (or, in the case of an Advance Offer, the Advance Portion) for general corporate purposes, to the extent not prohibited by the other covenants contained in this Indenture. If the aggregate principal amount of the Notes surrendered in any Asset Disposition Offer by Holders and other Pari Passu Indebtedness surrendered by holders or lenders, collectively, exceeds the amount of Excess Proceeds (or, in the case of an Advance Offer, the Advance Portion), the Excess Proceeds (or, in the case of an Advance Offer, the Advance Portion) shall be allocated among the Notes and Pari Passu Indebtedness to be purchased on a pro rata basis on the basis of the aggregate principal amount of tendered Notes and Pari Passu Indebtedness. For the purposes of calculating the principal amount of any such Indebtedness not denominated in dollars, such Indebtedness shall be calculated by converting any such principal amounts into their Dollar Equivalent determined as of a date selected by the Issuer that is within the Asset Disposition Offer Period (as defined below). Upon completion of any Asset Disposition Offer, the amount of Excess Proceeds shall be reset at zero, and in the case of an Advance Offer, the amount of Net Available Cash the Issuer is offering to apply in such Advance Offer shall be excluded in subsequent calculations of Excess Proceeds. (e) To the extent that any portion of Net Available Cash payable in respect of the Notes is denominated in a currency other than dollars, the amount thereof payable in respect of the Notes shall not exceed the net Dollar Equivalent of the amount that is actually received by the Issuer. (f) The Asset Disposition Offer, in so far as it relates to the Notes, will remain open for a period of not less than 20 Business Days following its commencement or such shorter period of time required to comply with Section 14(e) of the Exchange Act and any other applicable securities laws or regulations in connection with the Asset Disposition Offer (the “Asset Disposition Offer Period”). No later than five (5) Business Days after the termination of the Asset Disposition Offer Period (the “Asset Disposition Purchase Date”), the Issuer will purchase the principal amount of Notes and, to the extent it elects, Pari Passu Indebtedness required to be purchased by it pursuant to this Section 4.08 (the “Asset Disposition Offer Amount”) or, if less than the Asset Disposition Offer Amount has been so validly tendered, all Notes and Pari Passu Indebtedness validly tendered in response to the Asset Disposition Offer. (g) On or before the Asset Disposition Purchase Date, the Issuer will, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Asset Disposition Offer Amount of Notes and Pari Passu Indebtedness or portions of Notes and Pari Passu Indebtedness so validly tendered and not properly withdrawn pursuant to the Asset Disposition Offer, or if less than the Asset Disposition Offer Amount has been validly tendered and not properly withdrawn, all Notes and Pari Passu Indebtedness so validly tendered and not properly withdrawn and, in the case of the Notes, in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof. (h) The Issuer will deliver to the Trustee an Officer’s Certificate stating that such Notes or portions thereof were accepted for payment by the Issuer in accordance with the terms of this Section 4.08. The Issuer or the Paying Agent, as the case may be, will promptly (but in any case not later than five (5) Business Days after termination of the Asset Disposition Offer Period) mail or deliver to each tendering Holder of Notes an amount equal to the purchase price of the Notes so validly tendered and not properly withdrawn by such Holder, and accepted by the Issuer for purchase, and the Issuer will promptly issue a new Note (or, in the case of Global Notes, cause the Paying Agent to reduce the 91 EU-DOCS\26039728.6 aggregate principal amount and amend the applicable Global Note pursuant to Section 2.06(h) hereof and in the case of Definitive Registered Notes, deliver or cause to be delivered to the relevant Registrar for cancellation all Definitive Registered Notes accepted for purchase by the Issuer), and the Trustee, upon receipt of an Officer’s Certificate from the Issuer, will, via an authenticating agent, authenticate and mail or deliver (or cause to be transferred by book-entry) such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered; provided that each such new Note will be in a principal amount with a minimum denomination of $200,000. Any Note not so accepted will be promptly mailed or delivered (or transferred by book-entry) by the Issuer to the Holder thereof. (i) For the purposes of Section 4.08(a)(2), the following will be deemed to be cash: (1) the assumption by the transferee (or other extinguishment in connection with the transactions relating to such Asset Dispositions) of Indebtedness and any other liabilities (as recorded on the balance sheet of the Issuer or any Restricted Subsidiary or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Issuer’s or such Restricted Subsidiary’s balance sheet or in the footnotes thereof if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by the Issuer) of the Issuer or any Restricted Subsidiary (other than Subordinated Indebtedness of the Issuer or a Subsidiary Guarantor) and the release of the Issuer or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition; (2) securities, notes or other obligations received by the Issuer or any Restricted Subsidiary from the transferee that are converted by the Issuer or such Restricted Subsidiary into cash or Cash Equivalents within 180 days following the closing of such Asset Disposition; (3) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition, to the extent that the Issuer and each other Restricted Subsidiary (as applicable) are released from any Guarantee of payment of such Indebtedness in connection with such Asset Disposition; (4) consideration consisting of Indebtedness of the Issuer or a Subsidiary Guarantor (other than Subordinated Indebtedness) received after the Issue Date from Persons who are not the Issuer or any Restricted Subsidiary; and (5) any Designated Non-Cash Consideration received by the Issuer or any Restricted Subsidiary in such Asset Dispositions having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 4.08 that is at that time outstanding, not to exceed (at the time of the receipt of such Designated Non-Cash Consideration or, at the Issuer’s option, at the time of contractually agreeing to such Asset Disposition) the greater of $55 million and 25% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received or, at the option of the Issuer, on the date of contractually agreeing to the relevant Asset Disposition and without giving effect to subsequent changes in value). (j) The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Indenture. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.08, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue of any conflict. Section 4.09 Limitation on Affiliate Transactions. 92 EU-DOCS\26039728.6

(a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Issuer (any such transaction or series of related transactions being “Affiliate Transactions”) involving aggregate value in excess of the greater of $20 million and 10.0% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of determination unless: (1) the terms of such Affiliate Transaction taken as a whole are not materially less favorable to the Issuer or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable transaction at the time of such transaction or the execution of the agreement providing for such transaction in arm’s-length dealings with a Person who is not such an Affiliate, or, if there are no comparable transactions involving non-Affiliates to apply for comparative purposes, the transaction is otherwise on terms that, taken as a whole, the Issuer has conclusively determined in good faith to be fair to the Issuer or such Restricted Subsidiary; and (2) in the event such Affiliate Transaction involves an aggregate value in excess of $35 million, the terms of such transaction or series of related transactions have been approved by a resolution of the majority of the members of the Board of Directors of the Issuer resolving that such transaction complies with Section 4.09(a)(1). An Affiliate Transaction shall be deemed to have satisfied the requirements set forth in this clause (2) if either (x) such Affiliate Transaction is approved by a majority of the Disinterested Directors or (y) the Issuer or any of its Restricted Subsidiaries, as the case may be, delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Issuer or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable to the Issuer or its relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person on arm’s-length basis. (b) Section 4.09(a) will not apply to: (1) any Restricted Payment permitted to be made pursuant to Section 4.05, any Permitted Payments (other than pursuant to Section 4.05(b)(9)(B) or Section 4.05(b)(20)) or any Permitted Investment (other than Permitted Investments as defined in clauses (1)(b) or (2) of the definition thereof); (2) any issuance or sale of Capital Stock, options, other equity-related interests or other securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, or entering into, or maintenance of, any employment, consulting, collective bargaining or benefit plan, program, agreement or arrangement, related trust or other similar agreement and other compensation arrangements, options, warrants or other rights to purchase Capital Stock of the Issuer, any Restricted Subsidiary or any Parent, restricted stock plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits or consultants’ plans (including valuation, health, insurance, deferred compensation, severance, retirement, savings or similar plans, programs or arrangements) or indemnities provided on behalf of officers, employees, directors or consultants approved by the Board of Directors of the Issuer, in each case in the ordinary course of business; (3) any Management Advances and any waiver or transaction with respect thereto; (4) any transaction between or among the Issuer and any Restricted Subsidiary (or entity that becomes a Restricted Subsidiary as a result of such transaction), or between or among the Issuer, Restricted Subsidiaries or any Receivables Entity; (5) the payment of reasonable fees and reimbursement of expenses to, and customary indemnities and employee benefit and pension expenses provided on behalf of, directors, officers, consultants or employees of the Issuer, any Restricted Subsidiary or any Parent (whether 93 EU-DOCS\26039728.6 directly or indirectly and including through any Person owned or controlled by any of such directors, officers or employees); (6) the Transactions and any Permitted Reorganization; provided that any transactions with the SFS Business that are not in connection with the SFS Business Transfer shall not be permitted by this clause (6); (7) execution, delivery and performance of any Tax Sharing Agreement or the formation and maintenance of any consolidated group for tax, accounting or management purposes in the ordinary course of business; (8) transactions with customers, clients, suppliers or purchasers or sellers of goods or services and Associates, in each case in the ordinary course of business (including, without limitation, pursuant to joint venture arrangements), which are fair to the Issuer or the relevant Restricted Subsidiary in the reasonable determination of the Board of Directors or an officer of the Issuer or the relevant Restricted Subsidiary, or are on terms no less favorable than those that could reasonably have been obtained at such time from an unaffiliated party; (9) any transaction in the ordinary course of business between or among the Issuer or any Restricted Subsidiary and any Affiliate of the Issuer or an Associate or similar entity (in each case, other than an Unrestricted Subsidiary) that would constitute an Affiliate Transaction solely because the Issuer or a Restricted Subsidiary or any Affiliate of the Issuer or a Restricted Subsidiary or any Affiliate of any Permitted Holder owns an equity interest in or otherwise controls such Affiliate, Associate or similar entity; (10) (a) issuances or sales of Capital Stock (other than Disqualified Stock or Designated Preference Shares) of the Issuer or options, warrants or other rights to acquire such Capital Stock or Subordinated Shareholder Funding; provided that the interest rate and other financial terms of such Subordinated Shareholder Funding are approved by a majority of the members of the Board of Directors of the Issuer in their reasonable determination and (b) any amendment, waiver or other transaction with respect to any Subordinated Shareholder Funding in compliance with the other provisions of this Indenture, the Intercreditor Agreement or any Additional Intercreditor Agreement, as applicable; (11) without duplication in respect of payments made pursuant to the definition of Parent Expenses, (a) payments by the Issuer or any Restricted Subsidiary to any Permitted Holder (whether directly or indirectly, including through any Parent) of annual management, consulting, monitoring or advisory fees and related expenses in an aggregate amount not to exceed an amount equal to the greater of $3 million or 1.5% of Pro Forma EBITDA for the most recently ended four full fiscal quarters for which internal financial statements of the Issuer are available immediately preceding the date of calculation per annum (with unused amounts in any calendar year being carried over to the succeeding calendar years) and; (b) customary payments by the Issuer or any Restricted Subsidiary to any Permitted Holder (whether directly or indirectly, including through any Parent) for financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments in respect of this clause (b) are approved by a majority of the Board of Directors of the Issuer in good faith; and (c) payments of all fees and expenses related to the Transactions and any Permitted Reorganization; (12) any transaction effected as part of a Qualified Receivables Financing and other Investments in Receivables Entity consisting of cash or Securitization Assets and execution, delivery and performance of any Servicer Agreement in connection with the SFS Business Transfer; provided that for avoidance of doubt any Servicer Agreement entered into by the Issuer or a Restricted Subsidiary with the SFS Business other than in connection with the SFS Business Transfer shall not be permitted by this clause (12); 94 EU-DOCS\26039728.6

(13) any participation in a rights offer or public tender or exchange offers for securities or debt instruments issued by the Issuer or any of its Subsidiaries that are conducted on arm’s- length terms and provide for the same price or exchange ratio, as the case may be, to all holders accepting such rights, tender or exchange offer; (14) transactions between the Issuer or any Restricted Subsidiary and any other Person that would constitute an Affiliate Transaction solely because a director of such other Person is also a director of the Issuer or any Parent; provided, however, that such director abstains from voting as a director of the Issuer or such Parent, as the case may be, at any board meeting approving such transaction, on any matter including such other Person; (15) payments to and from, and transactions with, any joint ventures entered into in the ordinary course of business or consistent with past practices (including, without limitation, any cash management activities related thereto); (16) commercial contracts (excluding the Permitted Sale and Leaseback Transactions but including franchising agreements, office space and other real estate lease agreements, business services related agreements or other similar arrangements) between an Affiliate of the Issuer and the Issuer or any Restricted Subsidiary that are on arm’s length terms or on a basis that senior management of the Issuer reasonably believes allocates costs fairly; (17) (i) transactions with Affiliates solely in their capacity as holders of Indebtedness, Equity Interests of the Issuer, Parent or any of its Subsidiaries or Subordinated Shareholder Debt (and payment of reasonable out-of-pocket expenses incurred by such Permitted Holders in connection therewith) so long as the opportunity to participate in such transaction is offered by the Issuer, Parent or such Restricted Subsidiary generally to other investors on the same or more favorable terms; and (ii) payments to Permitted Holders and holders of shares of Capital Stock of BidFair Management, LP in respect of securities or Indebtedness of the Issuer or any Restricted Subsidiary contemplated in the foregoing clause (i) or that were acquired from Persons other than the Restricted Subsidiaries, in each case, in accordance with the terms of such securities or Indebtedness; and (18) the Permitted Sale and Leaseback Transactions. Section 4.10 Reports. (a) For so long as any Notes are outstanding, the Issuer will provide to the Trustee the following reports: (1) within 120 days after the end of the Issuer’s (or, if the Issuer elects to satisfy its obligation under this clause (1) by delivering the annual reports of a Parent in accordance with Section 4.10(c), of such Parent) fiscal year beginning with the fiscal year ending December 31, 2019, annual reports containing the following information: audited consolidated balance sheet of the Issuer as of the end of the most recent fiscal year (and comparative information as of the end of the prior fiscal year) and audited consolidated income statements and statements of cash flow of the Issuer for the most recent fiscal year (and comparative information as of the end of the prior fiscal year), including complete footnotes to such financial statements and the report of the independent auditors on the financial statements; unaudited pro forma income statement information and balance sheet information of the Issuer (which, for the avoidance of doubt, shall not include the provision of a full income statement or balance sheet to the extent not reasonably available), together with explanatory footnotes, for (i) any acquisition or disposition by the Issuer or a Restricted Subsidiary that, individually or in the aggregate when considered with all other acquisitions or dispositions that have occurred since the beginning of the most recently completed fiscal year as to which such annual report relates, represent greater than 20% of the consolidated revenues, EBITDA and/or adjusted operating cash flow, or assets of the Issuer on a pro forma consolidated basis or (ii) recapitalizations by the Issuer or a Restricted Subsidiary, in each case, that have occurred during the most recently completed fiscal year as to which such annual 95 EU-DOCS\26039728.6 report relates (unless such pro forma information has been provided in a prior report pursuant to clause (2) or (3) of this Section 4.10(a)); provided that such pro forma financial information will be provided only to the extent not provided in a previous report pursuant to clause (2) or (3) of this Section 4.10(a) and to the extent available without unreasonable expense and in the case pro forma financial information is not provided, the Issuer will provide, in the case of a material acquisition, to the extent available to the Issuer or a Restricted Subsidiary without unreasonable expense, financial statements of the acquired company for the most recent fiscal year, and in the case of a material disposition, financial statements of the business or assets comprising the disposition perimeter for the most recent fiscal year which, in each case, may be unaudited; (c) an operating and financial review of the audited financial statements, including a discussion of the results of operations, financial condition, and liquidity and capital resources of the Issuer, and a discussion of material commitments and contingencies and critical accounting policies; (d) description of the business, management and shareholders of the Issuer (to the extent not previously reported pursuant to clause (2) or (3) of this Section 4.10(a)), all material affiliate transactions and a description of all material contractual arrangements, including material debt instruments; and (e) a description of material risk factors and material recent developments (to the extent not previously reported pursuant to clause (2) or (3) of this Section 4.10(a)); (2) within 60 days following the end of the first three fiscal quarters in each fiscal year of the Issuer (or, if the Issuer elects to satisfy its obligation under this clause (2) by delivering the quarterly reports of a Parent in accordance with Section 4.10(c), of such Parent) beginning with the fiscal quarter ending September 30, 2019, all quarterly reports of the Issuer containing, to the extent applicable: (a) an unaudited condensed consolidated balance sheet as of the end of such quarter and unaudited condensed consolidated statements of income and cash flow for the most recent quarter year- to-date period ending on the date of the unaudited condensed balance sheet, and the comparable prior year periods, together with condensed footnote disclosure (provided that if the Acquisition is completed after September 30, 2019, the Issuer shall provide the unaudited condensed consolidated financial statements of the Target for such period unless such financial statements have been filed with the SEC); (b) beginning with the fiscal quarter ending March 31, 2020, unaudited pro forma income statement information and balance sheet information (which, for the avoidance of doubt, shall not include the provision of a full income statement or balance sheet to the extent not reasonably available), together with explanatory footnotes, for any acquisition or disposition by the Issuer or a Restricted Subsidiary that, individually or in the aggregate when considered with all other acquisitions or dispositions that have occurred since the beginning of the relevant quarter, represent greater than 20% of the consolidated revenues, EBITDA and/or adjusted operating cash flow, or assets of the Issuer on a pro forma consolidated basis (unless such pro forma information has been provided in a prior report pursuant to Section 4.10(a)(3)); provided that such pro forma financial information will be provided only to the extent available without unreasonable expense, and in the case pro forma financial information is not provided the Issuer will provide, in the case of a material acquisition to the extent available to the Issuer or a Restricted Subsidiary without unreasonable expense, financial statements of the acquired company for the most recent fiscal year, and in the case of a material disposition, financial statements of the business or assets comprising the disposition perimeter for the most recent fiscal year which, in each case, may be unaudited; (c) a summary operating and financial review of the unaudited financial statements, including a discussion of revenues, EBITDA and/or adjusted operating cash flow, capital expenditures, operating cash flow, and material changes in liquidity and capital resources, and a discussion of material changes not in the ordinary course of business in commitments and contingencies since the most recent report (to the extent not previously reported pursuant to clause (3) of this Section 4.10(a)); and (d) material recent developments (to the extent not previously reported pursuant to Section 4.10(a)(3)); and (3) promptly after the occurrence of such event, information with respect to (a) any change in the independent public accountants of the Issuer, (b) any material acquisition, disposal, merger or similar transaction or (c) any development determined by an Officer of the Issuer to be material to the business of the Issuer and its Restricted Subsidiaries (taken as a whole). 96 EU-DOCS\26039728.6

(b) For the avoidance of doubt, in no event will any reports provided pursuant to Section 4.10(a): (1) be required to comply with: (A) Section 302, Section 404 or Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 and 308 of Regulation S-K under the Securities Act (“Regulation S-K”); (B) Rule 3-10 of Regulation S-X under the Securities Act (“Regulation S- X”) or contain separate financial statements for the Issuer, the Guarantors or other Subsidiaries the shares of which may be pledged to secure the Notes or any Guarantee that would be required under Section 3-16 of Regulation S-X; (C) Rule 11-01 of Regulation S-X, to give pro forma effect to the Transactions or contain all purchase accounting adjustments relating to the Transactions; (D) Regulation G under the Exchange Act or Item 10(e) of Regulation S-K with respect to any non-GAAP financial measures contained therein; or (2) be required to include trade secrets and other confidential information that is competitively sensitive in the good faith and reasonable determination of the Issuer. (c) Notwithstanding the foregoing, the Issuer may satisfy its obligations under clauses (1), (2) and (3) of Section 4.10(a) by delivering the corresponding annual, quarterly or other reports of a Parent; provided that to the extent that the Issuer is not the reporting entity and material differences exist between the management, business, assets, shareholding or results of operations or financial condition of the Issuer and such Parent, the annual and quarterly reports shall give a reasonably detailed description of such differences or shall include the consolidated balance sheet, income statements and cash flow statement of the Issuer and its subsidiaries. (d) The Issuer will be deemed to have furnished the reports referred to in clauses (1), (2) and (3) of Section 4.10(a) if the Issuer or a Parent has filed reports containing such information with the SEC or posted such reports on its website. The Trustee shall have no responsibility to determine if and when any of the above reports have been filed or posted on any website. Delivery of the above reports to the Trustee is for informational purposes only and the Trustee’s receipt of such reports will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s or any other parties’ compliance with any of its covenants in this Indenture (as to which the Trustee will be entitled to rely exclusively on Officer’s Certificates that are delivered). (e) All financial statement information shall be prepared in accordance with GAAP as in effect on the date of such report or financial statement (or otherwise on the basis of GAAP as then in effect) and on a consistent basis for the periods presented; provided, however, that the reports set forth in clauses (1), (2) and (3) of Section 4.10(a) may in the event of a change in GAAP, present earlier periods on a basis that applied to such periods. Except as provided for in Section 4.10(f) below, no report need include separate financial statements for the Issuer or Subsidiaries of the Issuer or any disclosure with respect to the results of operations or any other financial or statistical disclosure not of a type included in the Offering Memorandum and, subject to the Issuer’s election to apply IFRS, in no event shall IFRS information or reconciliation to IFRS be required. (f) At any time if any Subsidiary of the Issuer is an Unrestricted Subsidiary and any such Unrestricted Subsidiary or group of Unrestricted Subsidiaries, if taken together as one Subsidiary, constitutes a Significant Subsidiary, then the quarterly and annual financial information required by clauses (1) and (2) of Section 4.10(a) will include a reasonably detailed presentation, either on the face 97 EU-DOCS\26039728.6 of the financial statements or in the footnotes thereto, of the financial condition and results of operations of the Issuer and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Issuer; provided that with respect to the Issue Date Unrestricted Subsidiaries, the requirements of this clause (f) shall be satisfied by the inclusion of information relating to the Issue Date Unrestricted Subsidiaries substantially similar to that provided in, or included by reference in, the Offering Memorandum. (g) Substantially concurrently with the issuance to the Trustee of the reports specified in clauses (1), (2) and (3) of Section 4.10(a), the Issuer shall also (A) use its commercially reasonable efforts (i) to post copies of such reports on such website as may be then maintained by the Issuer and its Subsidiaries or any Parent or (ii) otherwise to provide substantially comparable public availability of such reports (as determined by the Issuer in good faith) or (B) to the extent the Issuer determines in good faith that such reports cannot be made available in the manner described in the preceding clause (A) owing to applicable law or after the use of its commercially reasonable efforts, furnish such reports to the Holders and, upon their request, prospective purchasers of the Notes. (h) For so long as the Notes remain outstanding and during any period during which the Issuer is not subject to Section 13 or 15(d) of the Exchange Act nor exempt therefrom pursuant to Rule 12g3-2(b), the Issuer shall furnish to the Holders and holders of beneficial interests in the Notes and, upon their request, prospective purchasers of the Notes or prospective and purchasers of beneficial interests in the Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. (i) The Trustee shall have no obligation to determine if and when the Issuer’s financial statements or reports are publicity available and accessible electronically. Delivery of these reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of any of those will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). Section 4.11 Suspension of Covenants on Achievement of Investment Grade Status. If on any date following the Issue Date, the Notes have achieved Investment Grade Status and no Default or Event of Default has occurred and is continuing (a “Suspension Event”), then the Issuer shall notify the Trustee of these events and beginning on that day and continuing until such time, if any, at which the Notes cease to have Investment Grade Status (the “Reversion Date”), the following sections will not apply to the Notes: Section 4.04, Section 4.05, Section 4.07, Section 4.08, Section 4.09, Section 4.18, Section 4.21 and Section 5.01(a)(3) and any related default provision of this Indenture will cease to be effective and will not be applicable to the Issuer and the Restricted Subsidiaries. Such Sections and any related default provisions will again apply according to their terms from the first day on which a Suspension Event ceases to be in effect. Such Sections will not, however, be of any effect with regard to actions of the Issuer properly taken during the continuance of the Suspension Event, and Section 4.05 will be interpreted as if it has been in effect since the date of this Indenture except that no Default will be deemed to have occurred solely by reason of a Restricted Payment made while Section 4.05 was suspended. On the Reversion Date, all Indebtedness Incurred during the continuance of the Suspension Event will be classified, at the Issuer’s option, as having been Incurred pursuant to Section 4.04(a) or Section 4.04(b) (to the extent such Indebtedness would be permitted to be Incurred thereunder as of the Reversion Date and after giving effect to Indebtedness Incurred prior to the Suspension Event and outstanding on the Reversion Date). To the extent such Indebtedness would not be so permitted to be Incurred under Section 4.04(a) or Section 4.04(b), such Indebtedness will be deemed to have been outstanding on the Issue Date, so that it is classified as permitted under Section 4.04(b)(4)(b). The Issuer shall give the Trustee written notice of any Suspension Event and in any event not later than five (5) Business Days after such Suspension Event has occurred. The Issuer shall give the Trustee written notice of any occurrence of a Reversion Date not later than five (5) Business Days after such Reversion 98 EU-DOCS\26039728.6

Date. Absent such written notice the Trustee shall be entitled to assume that no Suspension Event or the occurrence of any Reversion Date has occurred. Section 4.12 [Reserved]. Section 4.13 [Reserved]. Section 4.14 Compliance Certificate. The Issuer shall deliver to the Trustee, within 120 days after the end of each fiscal year (beginning with the fiscal year ending December 31, 2019), an Officer’s Certificate indicating whether the signers thereof know of any Default that occurred during the previous year. The Issuer shall deliver to the Trustee, within 30 days after the occurrence of a Default or Event of Default a written notice of any events of which it is aware which would constitute certain Defaults, their status and what action the Issuer is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default except any Default under clauses (1) or (2) of Section 6.01(a)) or any other Default of which a Responsible Officer shall have received written notification in accordance with Section 12.01 or obtained actual knowledge. Section 4.15 [Reserved]. Section 4.16 Additional Amounts. (a) All payments made by or on behalf of the Issuer under or with respect to the Notes (whether or not in the form of definitive notes) or any of the Guarantors, in each case, solely under or with respect to a Guarantee will be made free and clear of and without withholding or deduction for, or on account of, any present or future Taxes unless the withholding or deduction of such Taxes is then required by law. If any deduction or withholding for, or on account of, any Taxes imposed or levied by or on behalf of any jurisdiction in which the Issuer or any Guarantor, is then incorporated, organized, engaged in business for tax purposes or otherwise considered to be resident for tax purposes, or any political subdivision or governmental authority thereof or therein having power to tax or any jurisdiction from or through which payment is made, excluding the United States and any political subdivision or taxing authorities thereof or therein (each, a “Tax Jurisdiction”), will at any time be required to be made from any payments made by or on behalf of the Issuer under or with respect to the Notes or any of the Guarantors with respect to any Guarantee, including, without limitation, payments of principal, redemption price, purchase price, interest or premium, the Issuer or the relevant Guarantor, as applicable, will pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payments (including payments of Additional Amounts) after such withholding, or deduction will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction; provided, however, that no Additional Amounts will be payable with respect to: (1) any Taxes that would not have been imposed but for the holder or beneficial owner of the Notes being a citizen, resident or national of, incorporated in or carrying on a business in the relevant Tax Jurisdiction in which such Taxes are imposed, or having any other present or former connection with the relevant Tax Jurisdiction in which such Taxes are imposed other than by the mere acquisition or holding of any note or the enforcement or receipt of payment under or in respect of any note or any Guarantee; (2) any Taxes imposed or withheld as a result of the failure of the holder or beneficial owner of the Notes to comply with any written request, made to that holder or beneficial owner in writing at least 90 days before any such withholding or deduction would be payable, by the Issuer or any of the Guarantors to provide timely or accurate information concerning the nationality, residence or identity of such holder or beneficial owner or to make any valid or timely declaration or similar claim or satisfy any certification information or other reporting requirements (to the extent such 99 EU-DOCS\26039728.6 holder or beneficial owner is eligible to do so legally and without material burden), which is required or imposed by a statute, treaty, regulation or administrative practice of the relevant Tax Jurisdiction as a precondition to exemption from, or reduction in the rate of deduction or withholding of, such Taxes; (3) any Taxes that are imposed or withheld as a result of the presentation of any note for payment (where notes are in the form of definitive notes and presentation is required) more than 30 days after the relevant payment is first made available for payment to the holder (except to the extent that the holder would have been entitled to Additional Amounts had the note been presented on the last day of such 30 day period); (4) any estate, inheritance, gift, sale, transfer, personal property or similar Taxes; (5) any Taxes which are payable otherwise than by deduction or withholding from payments made under or with respect to the Notes or any Guarantee; (6) any Taxes that were imposed with respect to any payment on a note to any holder who is a fiduciary or partnership or person other than the sole beneficial owner of such payment to the extent that no Additional Amounts would have been payable had the beneficial owner of the applicable note been the holder of such Note; (7) any Taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code, as of the issue date (or any amended or successor version of such sections that is substantively comparable and not materially more onerous to comply with), any regulations promulgated thereunder, any official interpretations thereof, any similar law or regulation adopted pursuant to an intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing or any agreements entered into pursuant to Section 1471(b)(1) of the Code; or (8) any combination of clauses (1) through (7) of this Section 4.16 (a). (b) Additional Amounts will also not be payable where, had the beneficial owner of the Note been the holder of the Note, it would not have been entitled to payment of Additional Amounts by reason of any of clauses (1) to (8) inclusive of Section 4.16 (a). (c) The Issuer and/or the Guarantor, as applicable, will pay and indemnify the holders or the beneficial owners of any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies (including interest and penalties to the extent resulting from a failure by the Issuer and/or the Guarantor, as applicable, to timely pay amounts due) which arise in any jurisdiction from the execution, delivery or registration of any Notes or any other document or instrument referred to therein (other than a transfer of the Notes other than to or by to the Initial Purchasers (as defined in the Offering Memorandum)), or the receipt of any payments with respect to the Notes, excluding any such taxes, charges or similar levies imposed by any jurisdiction that is not a Relevant Taxing Jurisdiction or any jurisdiction in which a Paying Agent is located, other than those resulting from, or required to be paid in connection with, the enforcement of the Notes, the Notes Collateral or any other such document or instrument following the occurrence of any Event of Default with respect to the Notes. (d) If the Issuer or any Guarantor, as the case may be, becomes aware that it will be obligated to pay Additional Amounts with respect to any payment under or with respect to the Notes or any Guarantee, the Issuer or the relevant Guarantor, as the case may be, will deliver to the trustee on a date at least 30 days prior to the date of payment (unless the obligation to pay Additional Amounts arises after the 30th day prior to that payment date, in which case the Issuer or the relevant Guarantor shall notify the trustee promptly thereafter) an officers’ certificate stating the fact that Additional Amounts will be payable and the amount estimated to be so payable. The officers’ certificate must also set forth any other information reasonably necessary to enable the paying agent to pay Additional Amounts on the relevant payment date. The trustee shall be entitled to rely solely on such officers’ certificate as conclusive proof that such payments are necessary. The Issuer or the relevant Guarantor 100 EU-DOCS\26039728.6 will provide the trustee with documentation reasonably satisfactory to the trustee evidencing the payment of Additional Amounts. (e) The Issuer or the relevant Guarantor will make all withholdings and deductions required by law and will remit the full amount deducted or withheld to the relevant Tax authority in accordance with applicable law. The Issuer or the relevant Guarantor will use its reasonable efforts to obtain Tax receipts from each Tax authority evidencing the payment of any Taxes so deducted or withheld. The Issuer or the relevant Guarantor will furnish to the holders, within 60 days after the date the payment of any Taxes so deducted or withheld is made, certified copies of Tax receipts evidencing payment by the Issuer or a Guarantor, as the case may be, or if, notwithstanding such entity’s efforts to obtain receipts, receipts are not obtained, other evidence of payments by such entity. (f) Whenever this Indenture mentions the payment of amounts based on the principal amount, interest of any other amount payable under, or with respect to, any of the Notes or any Guarantee, such mention shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof. (g) The obligations contained in this Section 4.16 will survive any termination, defeasance or discharge of this Indenture, any transfer by a holder or beneficial owner of its notes, and will apply, mutatis mutandis, to any jurisdiction in which any successor Person to the Issuer or any Guarantor is then incorporated, organized, engaged in business or resident for tax purposes or any jurisdiction from or through which any payment under, or with respect to, the Notes (or any Guarantee) is made and any political subdivision or taxing authority or agency thereof or therein having the power to tax. Section 4.17 Additional Intercreditor Agreements. (a) At the request of the Issuer, and without the consent of Holders, in connection with the Incurrence by the Issuer or a Restricted Subsidiary of any Indebtedness that is permitted to share the Notes Collateral pursuant to Section 4.06, the Issuer, the Parent Guarantor or a Restricted Subsidiary, the Trustee and the Notes Collateral Agent shall enter into with the holders of such Indebtedness (or their duly authorized Representatives) an intercreditor agreement (an “Additional Intercreditor Agreement”) or a restatement, amendment or other modification of the existing Intercreditor Agreement on substantially the same terms as the Intercreditor Agreement (or, as determined in good faith the Issuer, terms not materially less favorable to the Holders), including containing substantially the same terms with respect to release of Note Guarantees and priority and release of the Liens over the Notes Collateral (or, as determined in good faith by the Issuer, terms not materially less favorable to the Holders, it being understood that such restatement, amendment or other modification to provide for subordinated security interests will be deemed not to be materially less favorable to the Holders); provided that such Additional Intercreditor Agreement will not impose any personal obligations on the Trustee or Notes Collateral Agent or, in the opinion of the Trustee or Notes Collateral Agent, as applicable, adversely affect the rights, duties, liabilities or immunities of the Trustee or Notes Collateral Agent under this Indenture or the Intercreditor Agreement. Subject to this Section 4.17(a) and to Section 4.17(b), any such Additional Intercreditor Agreement may provide for pari passu or subordinated security interests in respect of any such Indebtedness (to the extent such Indebtedness is permitted to share the Notes Collateral pursuant to Section 4.06). (b) At the written direction of the Issuer and without the consent of Holders, the Trustee and the Notes Collateral Agent shall from time to time enter into one or more amendments to any Intercreditor Agreement or Additional Intercreditor Agreement to: (1) cure any ambiguity, omission, defect or inconsistency of any such agreement, (2) increase the amount or types of Indebtedness covered by any such agreement that may be Incurred by the Issuer or a Guarantor that is subject to any such agreement (including with respect to any Intercreditor Agreement or Additional Intercreditor Agreement, the addition of provisions relating to new Indebtedness ranking junior in right of payment to the Notes), (3) add Restricted Subsidiaries to the Intercreditor Agreement or an Additional Intercreditor Agreement, (4) further secure the Notes (including Additional Notes), (5) make provision 101 EU-DOCS\26039728.6 for equal and ratable pledges of the Notes Collateral to secure Additional Notes, (6) implement any Liens permitted by Section 4.06, (7) amend the Intercreditor Agreement or any Additional Intercreditor Agreement in accordance with the terms thereof; (8) make any change reasonably necessary or desirable in the good faith determination of the Issuer in order to implement any transaction that is subject to Section 5.01 and Section 5.02; or (9) implement any transaction in connection with the renewal extension, refinancing, replacement or increase of Indebtedness that is not prohibited by this Indenture or make any other change to any such agreement that does not, in the good faith determination of the Issuer, adversely affect the Holders in any material respect; provided that no such changes shall be permitted to the extent they affect the ranking of any Note or Note Guarantee, enforcement of Liens over the Notes Collateral, the application of proceeds from the enforcement of Notes Collateral or the release of any Note Guarantees or Lien over the Notes Collateral in a manner than would, in the good faith determination of the Issuer, adversely affect the rights of the holders of the Notes in any material respect except as otherwise permitted by this Indenture, the Intercreditor Agreement or any Additional Intercreditor Agreement immediately prior to such change. The Issuer shall not otherwise direct the Trustee or the Notes Collateral Agent to enter into any amendment to any Intercreditor Agreement without the consent of the Holders of the majority in aggregate principal amount of the Notes then outstanding, except as otherwise permitted in Article 9, and the Issuer may only direct the Trustee and the Notes Collateral Agent to enter into any amendment to the extent such amendment does not impose any personal obligations on the Trustee or Notes Collateral Agent or, in the opinion of the Trustee or Notes Collateral Agent, adversely affect their respective rights, duties, liabilities or immunities under this Indenture or the Intercreditor Agreement or any Additional Intercreditor Agreement. (c) In relation to any Intercreditor Agreement or Additional Intercreditor Agreement, at the request of the Issuer, the Trustee (and Notes Collateral Agent, if applicable) shall consent on behalf of the Holders to the payment, repayment, purchase, repurchase, defeasance, acquisition, retirement or redemption of any obligations subordinated to the Notes thereby; provided, however, that such transaction would comply with Section 4.05. (d) Each Holder, by accepting a Note, shall be deemed to have agreed to and accepted the terms and conditions of the Intercreditor Agreement or any Additional Intercreditor Agreement (whether then entered into or entered into in the future pursuant to this Section 4.17), and to have directed the Trustee and the Notes Collateral Agent to enter into any such Additional Intercreditor Agreement. Section 4.18 Impairment of Security Interests. (a) The Issuer shall not and shall not permit any Restricted Subsidiary to, take or omit to take any action that would have the result of materially impairing the security interest with respect to the Notes Collateral (it being understood that subject to the next succeeding paragraph, the Incurrence of Permitted Collateral Liens shall under no circumstances be deemed to materially impair the security interest with respect to the Notes Collateral) for the benefit of the Trustee and the Holders, and the Issuer shall not and shall not permit any Restricted Subsidiary to, grant to any Person other than the Notes Collateral Agent (or its delegate), for the benefit of the Trustee and the Holders and the other beneficiaries described in the Notes Security Documents, the Intercreditor Agreement or any Additional Intercreditor Agreement, any Lien over any of the Notes Collateral; provided, that, subject to the next succeeding paragraph, (x) the Issuer and the Restricted Subsidiaries may Incur Permitted Collateral Liens, (y) the Notes Collateral may be discharged, amended, extended, renewed, restated, supplemented, released, modified or replaced in accordance with this Indenture, the Intercreditor Agreement, any Additional Intercreditor Agreement or the applicable Notes Security Documents and (z) the Issuer and the Restricted Subsidiaries may consummate any other transaction permitted under Section 5.01 and Section 5.02. (b) Notwithstanding Section 4.18(a), nothing in this Section 4.18 shall restrict the discharge and release of any Lien over the Notes Collateral in accordance with this Indenture, the Intercreditor Agreement or any Additional Intercreditor Agreement. 102 EU-DOCS\26039728.6

(c) At the direction of the Issuer and without the consent of the Holders (subject to customary protections and indemnifications), the Trustee and Notes Collateral Agent may from time to time amend, extend, renew, restate, supplement or otherwise modify or release the Notes Security Documents (followed by an immediate retaking of a Lien of at least equivalent ranking over the same assets) to (i) cure any ambiguity, omission, defect or inconsistency therein; (ii) provide for Permitted Collateral Liens; (iii) make any change reasonably necessary or desirable in the good faith determination of the Issuer in order to implement transactions permitted under Section 5.01 and Section 5.02; (iv) add to the Notes Collateral; (v) provide for the release of any Lien on any properties or assets constituting Notes Collateral from the Lien of the Notes Security Documents; provided that such release is followed by the substantially concurrent re-taking of a Lien of at least equivalent priority over the same properties and assets securing the Notes or any Note Guarantee; or (vi) make any other change thereto that does not adversely affect the Holders in any material respect (it being understood that such restatement, amendment or other modification to provide for subordinated security interests will be deemed not to be materially less favorable to the Holders) or (vii) subject to compliance with this Indenture, the Intercreditor Agreement or any Additional Intercreditor Agreement, as applicable, increase the amounts and types of Indebtedness covered by such Security Document; provided, however, that, contemporaneously with any such action in clauses (ii), (iii), (iv), (v), and (vi) of this Section 4.18 the Issuer delivers to the Trustee, either (1) a solvency opinion, in form and substance reasonably satisfactory to the Trustee, from an independent financial advisor or appraiser or investment bank of international standing which confirms the solvency of the Issuer and its Subsidiaries, taken as a whole, after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, (2) a certificate from the chief financial officer or the Board of Directors of the relevant Person which confirms the solvency of the Person granting the Lien after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, or (3) an opinion of counsel (subject to any qualifications customary for this type of opinion of counsel), in form and substance reasonably satisfactory to the Trustee, confirming that, after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, the Lien or Liens created under the Notes Security Documents so amended, extended, renewed, restated, supplemented, modified or replaced are valid Liens not otherwise subject to any limitation, imperfection or new hardening period, in equity or at law, that such Lien or Liens were not otherwise subject to immediately prior to such amendment, extension, renewal, restatement, supplement, modification or replacement. (d) In the event that the Issuer and the Restricted Subsidiaries comply with the requirements of this Section 4.18, the Trustee and the Notes Collateral Agent shall (subject to customary protections and indemnifications) consent to such amendments without the need for instructions from the Holders. Section 4.19 Payments for Consents. The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder for or as an inducement to any consent, waiver or amendment of any of the terms of the provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of Notes that consent, waive or agree to amend in the timeframe set forth in the solicitation documents relating to such consent, waiver or amendment. Notwithstanding the foregoing, the Issuer and the Restricted Subsidiaries shall be permitted, in any offer or payment of consideration for, or as an inducement to, any consent, waiver or amendment of any of the terms or provisions of this Indenture, to exclude holders of Notes in any jurisdiction where (i) the solicitation of such consent, waiver or amendment, including in connection with an exchange offer or an offer to purchase for cash, or (ii) the payment of the consideration therefor would require the Issuer or any Restricted Subsidiary to file a registration statement, prospectus or similar document under any applicable securities laws (including, but not limited to, the United States federal securities laws and the laws of the European Union), which the Issuer in its sole discretion determine (acting in good faith) (A) would be materially burdensome (it being understood that it would not be materially burdensome to file the consent document(s) used in 103 EU-DOCS\26039728.6 other jurisdictions, any substantially similar documents or any summary thereof with the securities or financial services authorities in such jurisdiction) or (B) such solicitation would otherwise not be permitted under applicable law in such jurisdiction. Section 4.20 Lines of Business. The Issuer will not, and will not permit any of its Restricted Subsidiaries to, engage in any business other than a Similar Business, except to such extent as would not be material to the Issuer and the Restricted Subsidiaries, taken as a whole. Section 4.21 Additional Guarantors. (a) The Issuer shall cause each Material Subsidiary (other than Excluded Subsidiaries) that guarantees any Public Debt or any syndicated Credit Facilities of the Issuer or the Guarantors (other than (solely with respect to the relevant Subsidiary) (i) any Guarantees of Public Debt or syndicated Credit Facilities that exist at the time such Excluded Subsidiary became a Subsidiary of the Issuer and (ii) Public Debt or syndicated Credit Facilities in an amount not greater than $50 million) to (x) become a Guarantor within 30 days of becoming a Material Subsidiary and (y) substantially concurrently with the provision of such Guarantee, to execute and deliver to the Trustee a supplemental indenture in the form attached to this Indenture pursuant to which such Restricted Subsidiary will provide a Note Guarantee, which Note Guarantee will be senior to or pari passu with such Restricted Subsidiary’s Guarantee of such other Indebtedness. (b) [Reserved]. (c) [Reserved]. (d) Note Guarantees existing on or granted after the Issue Date pursuant to this Section 4.21 shall be released as set forth under Section 10.06. In addition, Note Guarantees existing on or granted after the Issue Date pursuant to Section 4.21(a) may be released at the option of the Issuer, if, at the date of such release, (i) the Indebtedness which required such Note Guarantee has been released or discharged in full, (ii) no Event of Default would arise as a result of such release, and (iii) there is no other Indebtedness of such Guarantor outstanding that was Incurred after the Issue Date and that could not have been Incurred in compliance with this Indenture as of the date Incurred if such Guarantor were not a Guarantor as at that date. Notwithstanding anything in this Indenture to the contrary, the Issuer may elect, in its sole discretion, to cause any Subsidiary that is not otherwise required to be a Guarantor to become a Guarantor and such Note Guarantee may be released at any time in the Issuer’s sole discretion. The Trustee and the Notes Collateral Agent (to the extent action is required by it) shall each take all necessary actions requested by the Issuer, including the granting of releases or waivers under the Intercreditor Agreement or any Additional Intercreditor Agreement, to effectuate any release of a Note Guarantee in accordance with these provisions, subject to customary protections and indemnifications. (e) [Reserved]. (f) Each additional Note Guarantee will be limited as necessary to recognize certain defenses generally available to guarantors (including those that relate to fraudulent conveyance or transfer, voidable preference, financial assistance, corporate purpose, thin capitalization, distributable reserves, capital maintenance or similar laws, regulations or defenses affecting the rights of creditors generally) or other considerations under applicable law. (g) Notwithstanding the foregoing, the Issuer shall not be obligated to (i) cause an Excluded Subsidiary to provide a Note Guarantee (for so long as such entity is an Excluded Subsidiary), nor (ii) to cause any Restricted Subsidiary to provide a Note Guarantee to the extent and for so long as the Incurrence of such Guarantee pursuant to this Section 4.21(g)(ii) could reasonably be expected to give rise to or result in: (1) any violation of applicable law or regulation; (2) any liability for the officers, 104 EU-DOCS\26039728.6 directors or (except in the case of a Restricted Subsidiary that is a partnership) shareholders of such Restricted Subsidiary (or, in the case of a Restricted Subsidiary that is a partnership, directors or shareholders of the partners of such partnership); (3) any cost, expense, liability or obligation (including with respect to any Taxes) other than reasonable out-of-pocket expenses and other than reasonable expenses incurred in connection with any governmental or regulatory filings required as a result of, or any measures pursuant to clause (1) of this Section 4.21(g) undertaken in connection with, such Guarantee, which in any case under any of clauses (1), (2) and (3) of this Section 4.21(g) cannot be avoided through measures reasonably available to the Issuer or such Restricted Subsidiary; or (4) such Restricted Subsidiary is prohibited from Incurring such Guarantee by the terms of any Indebtedness of such Restricted Subsidiary existing on the Issue Date (or if later, on the date such entity becomes a Restricted Subsidiary) that is not prepayable without a prepayment premium (in each case, other than Indebtedness Incurred to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary); provided that this clause (4) applies only for so long as such prepayment premium applies to such Indebtedness. Section 4.22 Limitation on Parent Guarantor Activities. (a) The Parent Guarantor will not engage in any business activity or undertake any other activity, except any such activity: (1) reasonably relating to the offering, sale, issuance, Incurrence, servicing, purchase, redemption, amendment, exchange, refinancing or retirement of or Investment in the Notes, any Additional Notes or other Indebtedness (including any Refinancing Indebtedness in respect of any of the foregoing) or borrowing directly or indirectly from a Parent, the Issuer or any Restricted Subsidiary); (2) undertaken with the purpose of, directly or indirectly, fulfilling its obligations or exercising its rights under the Notes, any Additional Notes or other Indebtedness, Hedging Obligations or any other obligations (including any Refinancing Indebtedness in respect of any of the foregoing); (3) directly related or reasonably incidental to the establishment and/or maintenance of the Parent Guarantor’s corporate existence, the acquisition, holding or disposition of assets; (4) directly related to investing any amounts received by the Parent Guarantor; (5) making Investments, Investments in intra-group loans and Investments in any other Indebtedness of the Parent Guarantor or the Issuer; (6) related to cash management activities; or (7) (i) any actions in connection with the Transactions, (ii) any transaction or activity not to exceed $15 million in the aggregate and (iii) other activities not specifically enumerated above that are immaterial in nature. (b) The Parent Guarantor shall not: (1) issue any Capital Stock (other than to a Parent or a Wholly-Owned Restricted Subsidiary); (2) take any action which would cause it to no longer satisfy the requirements of an available exemption from the provisions of the U.S. Investment Company Act of 1940, as amended; 105 EU-DOCS\26039728.6

(3) commence or take any action or facilitate a winding-up, liquidation, dissolution or other analogous proceeding; or (4) amend its constitutive documents in any manner which would adversely affect the rights of Holders in any material respect. Section 4.23 Restrictions on Licensing Activities. The Issuer will not, and will not permit any of its Restricted Subsidiaries to, engage in any material sale, transfer or exclusive licensing of the Target Group’s brand, or of any of the Target Group’s other material intellectual property (in each case, whether owned by the Target or another member of the Group), except for the Permitted Licensing Activities. Section 4.24 Reserved Indebtedness. For purposes of determining compliance with any provision of this Indenture which requires the calculation of the Consolidated Net Senior Secured Leverage Ratio or the Consolidated Net Leverage Ratio, as applicable, or testing baskets set forth in this Indenture (including baskets measured as a percentage of Pro Forma EBITDA) in connection with (x) the Incurrence of any Indebtedness or (y) the Incurrence of any Lien, the Issuer may elect, in its sole discretion, to treat all or any portion of the committed amount of any Indebtedness (and the issuance and creation of letters of credit and bankers’ acceptances thereunder) which is to be Incurred (or any commitment in respect thereof) or secured by such Lien, as the case may be (any such amount elected until revoked as described below, an “Elected Amount”) as being Incurred as of such election date and (i) any subsequent borrowing or re-borrowing of Indebtedness under such commitment (so long as the total amount under such Indebtedness does not exceed the Elected Amount) shall not be deemed, for purposes of this calculation, to be an Incurrence of additional Indebtedness or an additional Lien at such subsequent time, (ii) the Issuer may revoke an election of an Elected Amount at any time after the election date, (iii) for purposes of all subsequent calculations of Consolidated Net Leverage Ratio or the Consolidated Net Senior Secured Leverage Ratio, as applicable, the Elected Amount (if any) shall be deemed to be outstanding (unless revoked in accordance with clause (ii)), whether or not such amount is actually outstanding, so long as the applicable commitment remains outstanding and (iv) for the purpose of clauses (8) and (16) of Section 4.04(b) and clause (30) of the definition of “Permitted Liens”, solely to the extent that the Elected Amount has been Incurred in reliance thereof (and has not be reclassified), the Elected Amount (if any) shall be deemed to be outstanding under such provisions (unless revoked in accordance with clause (ii)), whether or not such amount is actually outstanding, so long as the applicable commitment remains outstanding. Section 4.25 Limited Condition Transaction. In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Indenture which requires that no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Issuer, be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on the date the definitive agreements or irrevocable notice, as applicable, for such Limited Condition Transaction are entered into or has been delivered, as applicable. For the avoidance of doubt, if the Issuer has exercised its option under the first sentence of this Section 4.25, and any Default or Event of Default occurs following the date the definitive agreements or irrevocable notice, as applicable, for the applicable Limited Condition Transaction were entered into or has been delivered, as applicable, and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder. In connection with any action being taken in connection with a Limited Condition Transaction for purposes of: 106 EU-DOCS\26039728.6

(1) determining compliance with any provision of this Indenture which requires the calculation of the Consolidated Net Senior Secured Leverage Ratio or Consolidated Net Leverage Ratio; or (2) testing baskets set forth in this Indenture (including baskets measured as a percentage of Pro Forma EBITDA); in each case, at the option of the Issuer (the Issuer’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements or irrevocable notice, as applicable, for such Limited Condition Transaction are entered into or has been delivered, as applicable (the “LCT Test Date”). If, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent two consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the Issuer are available, the Issuer could have taken such action on the relevant LCT Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with. If the Issuer has made an LCT Election and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in Pro Forma EBITDA of the Issuer or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Issuer has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to the Incurrence of Indebtedness or Liens, or the making of Asset Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Issuer or the designation of an Unrestricted Subsidiary or the making of Investments or Restricted Payments on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement or irrevocable notice, as applicable, for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence of Indebtedness and the use of proceeds thereof) have been consummated. Section 4.26 Completion of the Acquisition. The Initial Issuer shall cause the Acquisition to be consummated as soon as reasonably practicable following the issue of the Notes. Section 4.27 Post-Completion Date Undertakings. (a) On the Completion Date, the Target will execute and deliver to the Trustee a supplemental indenture pursuant to which the Target will succeed the Initial Issuer as Issuer under this Indenture. (b) On the earlier of (1) the date on which an Initial U.S. Guarantor provides a guarantee under the New Credit Facilities and (2) a date falling no later than the date that is two Business Days after the Completion Date: (1) the Issuer will cause each Initial U.S. Guarantor to execute and deliver to the Trustee a supplemental indenture in the form of Exhibit D hereto pursuant to which such Initial U.S. Guarantor will provide a Note Guarantee; and 107 EU-DOCS\26039728.6

(2) the Issuer will, and will cause each Initial U.S. Guarantor to, execute a Notes Security Document, such that the Notes and the Note Guarantees will be secured by the same assets of the Issuer and the Initial Non-U.S. Guarantors that secure the obligations under the New Credit Facilities. (c) On the earlier of (1) the date on which an Initial Non-U.S. Guarantor provides a guarantee under the New Credit Facility and (2) a date falling no later than the date that is 90 Business Days after the Completion Date: (1) the Issuer will cause each Initial Non-U.S. Guarantor to execute and deliver to the Trustee a supplemental indenture in the form of Exhibit D hereto pursuant to which such Initial Non-U.S. Guarantor will provide a Note Guarantee; and (2) the Issuer will cause each Initial Non-U.S. Guarantor to execute a Notes Security Document, such that the Notes and the Note Guarantees will be secured by the same assets of the Initial Non-U.S. Guarantors which secure the obligations under the New Credit Facilities. (d) All Initial Notes Collateral granted by a Non-U.S. Guarantor pursuant to this Section 4.27 shall be subject to the operation of the Agreed Security Principles, and all Initial Notes Collateral granted pursuant to this Section 4.27 shall be subject to the operation of any Permitted Collateral Liens. (e) The determination of Subsidiary Guarantors that are Initial Non-U.S. Guarantors, the determination of the value of any Initial Notes Collateral in respect of requirements to grant a Lien over any assets of the Issuer or any of its Restricted Subsidiaries and the application of the Agreed Security Principles in respect of any Initial Notes Collateral granted by a Non-U.S. Guarantor or by the Issuer or any U.S. Guarantor with respect to Notes Collateral located outside the United States and the Notes Guarantees of any Initial Non-U.S. Guarantors shall be made by the Issuer at the time the relevant Initial Notes Collateral is granted in accordance with the Intercreditor Agreement and this Indenture. Upon granting the Initial Notes Collateral referred to in this Section 4.27, the Issuer and its Restricted Subsidiaries shall have no further obligation to grant or maintain any Initial Notes Collateral, except as otherwise required by another provision of this Indenture, the Intercreditor Agreement, any Additional Intercreditor Agreement or any applicable Notes Security Documents. ARTICLE 5 SUCCESSOR COMPANY Section 5.01 Merger and Consolidation of the Issuer. (a) After the Completion Date, the Issuer will not consolidate with or merge with or into, or assign, convey, transfer, lease or otherwise dispose all or substantially all its assets as an entirety or substantially as an entirety, in one transaction or a series of related transactions, to any Person, unless: (1) the resulting, surviving or transferee Person (the “Successor Company”) (if not the Issuer) will be a Person organized and existing under the laws of any member state of the European Union as of the Issue Date or the date on which such Person becomes the Successor Company, Switzerland, Canada or the United States of America, any State of the United States or the District of Columbia and the Successor Company (if not the Issuer) will expressly assume, (a) by supplemental indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Issuer under the Notes and this Indenture and (b) all obligations of the Issuer under the Intercreditor Agreement and the Notes Security Documents (or, subject to the Section 4.18 provide a Lien of at least equivalent ranking over the same assets), as applicable; (2) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Subsidiary of the Successor Company as a result of such transaction as having been Incurred by the Successor Company or such 108 EU-DOCS\26039728.6

Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing; (3) immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable two consecutive fiscal quarter period, either (a) the Issuer or the Successor Company would have been able to Incur at least $1.00 of additional Indebtedness under pursuant to Section 4.04(a); or (b) the Consolidated Net Leverage Ratio would not be greater than it was immediately prior to giving effect to such transaction; and (4) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture and an Opinion of Counsel to the effect that such supplemental indenture (if any) has been duly authorized, executed and delivered and is a legal, valid and binding agreement enforceable against the Successor Company (in each case, in form and substance reasonably satisfactory to the Trustee); provided that in giving an Opinion of Counsel, counsel may rely on an Officer’s Certificate as to any matters of fact. (b) For purposes of this Section 5.01, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Issuer, which properties and assets, if held by the Issuer instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Issuer on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Issuer. (c) The Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture but in the case of a lease of all or substantially all its assets, the predecessor company will not be released from its obligations under this Indenture or the Notes. (d) Notwithstanding clauses (2) and (3) (which do not apply to transactions referred to in this sentence) and (4) of Section 5.01(a) (which does not apply to transactions referred to in this sentence in which the Issuer is the Successor Company), (a) any Restricted Subsidiary may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to the Issuer, (b) any Restricted Subsidiary that is not a Subsidiary Guarantor may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to any other Restricted Subsidiary or the Issuer and (c) the Issuer and the Restricted Subsidiaries may effect any Permitted Reorganization. Notwithstanding Section 5.01(a)(3) (which does not apply to the transactions referred to in this sentence), the Issuer may consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Issuer, reincorporating the Issuer in another jurisdiction, or changing the legal form of the Issuer. (e) Section 5.01(a) through Section 5.01(d) (other than the requirements of Section 5.01(a)(2)) shall not apply to the creation of a new Subsidiary as a Restricted Subsidiary. Section 5.02 Merger and Consolidation of the Subsidiary Guarantors. (a) After the Completion Date, none of the Subsidiary Guarantors (other than a Subsidiary Guarantor whose Note Guarantee is to be released in accordance with the terms of this Indenture) may: (1) consolidate with or merge with or into any Person (whether or not such Subsidiary Guarantor is the surviving Person); (2) sell, assign, convey, transfer, lease or otherwise dispose of, all or substantially all its assets as an entirety or substantially as an entirety, in one transaction or a series of related transactions, to any Person; or 109 EU-DOCS\26039728.6

(3) permit any Person to merge with or into it; unless: (A) the other Person is the Issuer or a Restricted Subsidiary that is a Subsidiary Guarantor or becomes a Subsidiary Guarantor as a result of such transaction; or (B) (1) either (x) a Subsidiary Guarantor is the surviving Person or (y) the resulting, surviving or transferee Person expressly assumes all of the obligations of the Subsidiary Guarantor under its Note Guarantee and this Indenture (pursuant to a supplemental indenture executed and delivered in a form reasonably satisfactory to the Trustee) and all obligations of the Subsidiary Guarantor under the Intercreditor Agreement and the Security Documents, as applicable; and (2) immediately after giving effect to the transaction, no Default or Event of Default shall have occurred and is continuing; or (C) the transaction constitutes a sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of a Subsidiary Guarantor (in each case other than to the Issuer or a Restricted Subsidiary) otherwise permitted by this Indenture and the proceeds therefrom are applied as required by this Indenture; or (D) the transaction constitutes a Permitted Reorganization. (b) Notwithstanding Section 5.02(a)(3)(B)(2) (which does not apply to transactions referred to in this sentence), (a) any Restricted Subsidiary may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to a Subsidiary Guarantor and (b) any Subsidiary Guarantor may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to any other Subsidiary Guarantor or the Issuer. Notwithstanding Section 5.02(a)(3)(B)(2) (which does not apply to the transactions referred to in this sentence), a Subsidiary Guarantor may consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Subsidiary Guarantor reincorporating the Subsidiary Guarantor in another jurisdiction, or changing the legal form of the Subsidiary Guarantor. ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01 Events of Default. (a) Each of the following is an “Event of Default” under this Indenture: (1) default in any payment of interest on any Note issued under this Indenture when due and payable, continued for 30 days; (2) default in the payment of the principal amount of or premium, if any, on any Note issued under this Indenture when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise; (3) failure by the Issuer, any Restricted Subsidiary or any other grantor of a Lien over the Notes Collateral to comply for 60 days after notice by the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes with its other agreements under this Indenture, the Intercreditor Agreement, any Additional Intercreditor Agreement or the Notes Security Documents; provided that in the case of a failure to comply with Section 4.10, such period of continuance of such default or breach shall be 90 days after notice described in this clause (3) is given; 110 EU-DOCS\26039728.6

(4) [Reserved]; (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any Restricted Subsidiary (or the payment of which is Guaranteed by the Issuer or any Restricted Subsidiary) other than Indebtedness owed to the Issuer or a Restricted Subsidiary whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, which default: (A) is caused by the failure to pay principal of such Indebtedness at the Stated Maturity thereof (after giving effect to any applicable grace periods provided in such Indebtedness) (“payment default”); or (B) results in the acceleration of such Indebtedness prior to its maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $25 million or more; (6) (i) the Issuer or a Significant Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law: (A) commences proceedings to be adjudicated bankrupt or insolvent; (B) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy Law; (C) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) generally is not paying its debts as they become due; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Issuer or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary in an involuntary case; (B) appoints a Custodian or administrator of the Issuer or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or for a substantial part of the property of the Issuer or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; or (C) orders the liquidation or winding up of the Issuer or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days. (D) failure by the Issuer or a Significant Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary to pay final judgments aggregating in excess of $25 million, exclusive of any amounts that a solvent 111 EU-DOCS\26039728.6 insurance company has acknowledged liability for, which judgments are not paid, discharged or stayed for a period of 60 days after the judgment becomes final; (7) any security interest under the Notes Security Documents shall, at any time, cease to be in full force and effect (other than in accordance with the terms of the relevant Notes Security Document, the Intercreditor Agreement, any Additional Intercreditor Agreement and this Indenture) with respect to Notes Collateral having a fair market value in excess of $10 million for any reason other than the satisfaction in full of all obligations under this Indenture or the release of any such security interest in accordance with the terms of this Indenture, the Intercreditor Agreement, any Additional Intercreditor Agreement or the Notes Security Documents or any such security interest created thereunder shall be declared invalid or unenforceable and the Issuer shall assert in writing that any such security interest is invalid or unenforceable and any such Default continues for 10 days; (8) any Note Guarantee by the Parent Guarantor, a Guarantor that is a Significant Subsidiary or any group of Guarantors that taken together would constitute a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee or this Indenture) or is declared invalid or unenforceable in a judicial proceeding or any Guarantor denies or disaffirms in writing its obligations under its Note Guarantee and any such Default continues for 10 days after the notice specified in this Indenture; and (9) failure by the Issuer to consummate a Special Mandatory Redemption in accordance with Section 3.10. The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body. (b) A Default under clauses (3), (5), (7), (8) or (9) of Section 6.01(a) will not constitute an Event of Default until the Trustee or the Holders of 25% in principal amount of the outstanding Notes under this Indenture notify the Issuer of the Default and, with respect to clauses (3), (5), (7), (8) and (9) of Section 6.01(a) the Issuer does not cure such Default within the time specified in clauses (3), (5), (7), (8) and (9) of Section 6.01(a), as applicable, after receipt of such notice. (c) The Trustee shall not be deemed to have notice of any Default or Event of Default (other than Default under clauses (1) or (2) of Section 6.01(a)) unless a written notice of any event which is in fact such a Default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture. (d) With respect to any Default or Event of Default, the words “exists,” “is continuing” or similar expressions with respect thereto shall mean that the Default or Event of Default has occurred and has not yet been cured or waived. If any Default or Event of Default occurs due to: (1) the failure by any person to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable person takes such action; or (2) the taking of any action by any person that is not then permitted by the terms of this Indenture or any other Notes Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (i) the date on which such action would be permitted at such time to be taken under this Indenture and the other Notes Documents and (ii) the date on which such action is unwound or otherwise modified to the extent necessary for such revised action to be permitted at such time by this Indenture and the other Notes Documents. If any Default or Event of Default occurs that is subsequently cured (a “Cured Default”), any other subsequent Default or Event of Default resulting from the taking or omitting to take any action by any person, which subsequent Default or Event of 112 EU-DOCS\26039728.6

Default would not have arisen had the Cured Default not occurred, shall be deemed to be cured automatically upon, and simultaneously with, the cure of the Cured Default. Notwithstanding anything to the contrary in this Section 6.01(d), a Default or Event of Default (the “Initial Default”) may not be cured pursuant to Section 6.01(d): (A) in the case of an Initial Default described in Section 6.01(d)(2), if an Officer of the Issuer had Knowledge at the time of taking any such action that such Initial Default had occurred and was continuing; or (B) in the case of an Event of Default described under Section 6.01(a)(9) that directly results in material impairment of the rights and remedies of the Holders and the Trustee under the Notes Documents; or (C) if the Trustee shall have declared all the Notes to be due and payable immediately pursuant to this Article 6 prior to the date such Initial Default would have been deemed to be cured under Section 6.01(d). For purposes of Section 6.01(d), “Knowledge” shall mean, with respect to an Officer of the Issuer, (i) the actual knowledge of such individual or (ii) the knowledge that such individual would have obtained if such individual had acted in good faith to discharge his or her duties with the same. (e) Without limiting the generality of Section 6.01(d), if a Default occurs for a failure to deliver a required certificate in connection with an Initial Default then at the time such Initial Default is cured, such Default for a failure to report or deliver a required certificate in connection with the Initial Default will also be cured without any further action. (f) Without limiting the generality of Section 6.01(d), any Default or Event of Default for the failure to comply with the time periods prescribed in Section 4.10 or otherwise to deliver any notice or certificate pursuant to any other provision of this Indenture shall be deemed to be cured upon the delivery of any such report required by such covenant or notice or certificate, as applicable, even though such delivery is not within the prescribed period specified in this Indenture. Section 6.02 Acceleration. If an Event of Default described in Section 6.01(a)(6) occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. If any other Event of Default (other than an Event of Default described in Section 6.01(a)(6)) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may and, if directed by holders of at least 25% in aggregate principal amount of the then outstanding Notes, the Trustee shall, declare all the Notes to be due and payable immediately. In the event of a declaration of acceleration of the Notes because an Event of Default under Section 6.01(a)(5) has occurred and is continuing, the declaration of acceleration of the Notes shall be automatically annulled if the event of default or payment default triggering such Event of Default pursuant to Section 6.01(a)(5) shall be remedied or cured, or waived by the holders of the relevant Indebtedness, or the relevant Indebtedness that gave rise to such Event of Default shall have been discharged in full, within 30 days after the declaration of acceleration with respect thereto and if (i) the annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default, except nonpayment of principal, premium or interest on the Notes that became due solely because of the acceleration of the Notes, have been cured or waived. Section 6.03 Other Remedies. 113 EU-DOCS\26039728.6

Subject to Article 12 and to the duties of the Trustee as provided for in Article 7, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law. Section 6.04 Waiver of Past Defaults. The Holders of a majority in the aggregate principal amount of the outstanding Notes under this Indenture may waive all past or existing Defaults or Events of Default (except with respect to nonpayment of principal, premium or interest) and rescind any such acceleration with respect to such Notes and its consequences if rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Section 6.05 Control by Majority. The Holders of a majority in aggregate principal amount of the outstanding Notes are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (on behalf of the Holders) or of exercising any trust or power conferred on the Trustee (on behalf of the Holders). However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Subject to Article 7, if an Event of Default occurs and is continuing, prior to taking any action under this Indenture, the Trustee will be entitled to indemnification and/or security satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action. Section 6.06 Limitation on Suits. (a) Except to enforce the right to receive payment of principal or interest when due, no Holder may pursue any remedy with respect to this Indenture or the Notes unless: (1) such Holder has previously given the Trustee notice that an Event of Default is continuing; (2) Holders of at least 25% in aggregate principal amount of the outstanding Notes have requested the Trustee to pursue the remedy; (3) such Holders have offered the Trustee, and the Trustee has received, security and/or indemnity satisfactory to it against any loss, liability or expense; (4) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security and/or indemnity; and (5) the Holders of a majority in aggregate principal amount of the outstanding Notes have not given the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request within such 60-day period. (b) A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder. Section 6.07 Rights of Holders to Receive Payment. 114 EU-DOCS\26039728.6

Subject to Section 9.02, the right of any Holder to receive payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed or provided for in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. Section 6.08 Collection Suit by Trustee. If an Event of Default specified in clause (1) or (2) of Section 6.01(a) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer or any other obligor on the Notes for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07. Section 6.09 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents and take such actions as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the properly incurred compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any other amounts due to the Trustee under Section 7.07) and the Holders allowed in any judicial proceedings relative to the Issuer, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the properly incurred compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee and the Agents under Section 7.07. Section 6.10 Priorities. If the Trustee or the Notes Collateral Agent collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order: FIRST: to the Trustee, the Agents and the Notes Collateral Agent for amounts due under Section 7.02 and Section 7.07; SECOND: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and THIRD: to the Issuer or to such party as a court of competent jurisdiction shall direct. The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Holder and the Issuer a notice that states the record date, the payment date and amount to be paid. Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee or the Notes Collateral Agent for any action taken or omitted by it as the Trustee or the Notes Collateral Agent, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including properly incurred attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, the Notes Collateral Agent or a Paying Agent, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Notes then outstanding. 115 EU-DOCS\26039728.6

Section 6.12 Waiver of Stay or Extension Laws. The Issuer (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted. Section 6.13 Restoration of Rights and Remedies. If the Trustee, the Notes Collateral Agent or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Notes Collateral Agent or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, any Guarantor, the Trustee, the Notes Collateral Agent and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the Notes Collateral Agent and the Holders shall continue as though no such proceeding had been instituted. Section 6.14 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee, the Notes Collateral Agent or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 6.15 Delay or Omission Not Waiver. No delay or omission of the Trustee, the Notes Collateral Agent or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. ARTICLE 7 TRUSTEE Section 7.01 Duties of Trustee. (a) In the event an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has received written notification in accordance with the provisions of this Indenture, the Trustee will exercise such of the rights and powers vested in it under this Indenture and use the same degree of care that a prudent Person would use in the conduct of its own affairs. (b) Except during the continuance of an Event of Default: (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and 116 EU-DOCS\26039728.6

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein) and shall be entitled to seek advice from legal counsel in relation thereto. (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that: (1) this Section 7.01(c) does not limit the effect of Section 7.01(a); (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.02, Section 7.03 or Section 7.05; (d) The Trustee shall not be deemed to have notice or any actual knowledge of any matter (including, without limitation, Defaults or Events of Default (other than default under Section 6.01(a)(1) or 6.01(a)(2)), unless written notice thereof is received by the Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee in accordance with this Indenture and such notice clearly references the Notes, the Issuer or this Indenture. (e) Every provision of this Indenture that in any way relates to the Trustee is subject to Section 7.01(a), Section 7.01(b), Section 7.01(c) and Section 7.01(f). (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it has grounds for believing that repayment of such funds is not assured to it or it does not receive an agreement in writing from the Holders for full indemnity and/or security satisfactory to it in its discretion against any loss, liability or expense which might be incurred by it in compliance with such request or direction nor shall the Trustee be required to do anything which is illegal or contrary to applicable laws or this Indenture. The Trustee will not be liable to the Holders if prevented or delayed in performing any of its obligations or discretionary functions under this Indenture by reason of any present or future law applicable to it, by any governmental or regulatory authority or by any circumstances beyond its control. (g) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. (h) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. (i) The Trustee will (save as expressly otherwise provided herein) have absolute and uncontrolled discretion as to the exercise or non-exercise of its functions and will not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise but, whenever the Trustee is under the provisions of this Indenture or the Notes bound to act at the request or direction of the Holders, the Trustee shall nevertheless not be so bound unless first indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing. 117 EU-DOCS\26039728.6

Section 7.02 Rights of Trustee. (a) The Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion, based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, the State of New York. Furthermore, the Trustee may also refrain from taking such action if such action would otherwise render it liable to any person in that jurisdiction, the State of New York or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction, in the State of New York or if it is determined by any court or other competent authority in that jurisdiction, in the State of New York that it does not have such power. (b) The Trustee may conclusively rely and shall be fully protected in acting or refraining to act based upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. (c) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel. (d) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Trustee’s conduct does not constitute willful misconduct or gross negligence. (f) The Trustee may retain professional advisers to assist it in performing its duties under this Indenture. The Trustee may consult with counsel of its selection, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any Officer’s Certificate, Opinion of Counsel, or any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer. (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee indemnity and/or other security satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction. (i) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders, each representing less than the requisite majority in aggregate principal amount of the Notes then outstanding, pursuant to the provisions of this Indenture, the Trustee, in its sole discretion, may determine what action, if any, shall be taken and shall be held harmless and shall not incur any liability for its failure to act until such inconsistency or conflict is, in its opinion, resolved, and absent willful misconduct or gross negligence, the Trustee shall not be liable for acting in good faith on instructions believed by them to be genuine and from the proper party. 118 EU-DOCS\26039728.6

(j) The Trustee shall have no duty to inquire as to the performance of the covenants of the Issuer and/or its Restricted Subsidiaries in this Indenture and shall be entitled to assume that the Issuer, the Guarantors and any Restricted Subsidiaries are in compliance with the terms of this Indenture. (k) The Trustee shall not have any obligation or duty to monitor, determine or inquire as to compliance, and shall not be responsible or liable for compliance with restrictions on transfer, exchange, redemption, purchase or repurchase, as applicable, of minimum denominations imposed under this Indenture or under applicable law or regulation with respect to any transfer, exchange, redemption, purchase or repurchase, as applicable, of any interest in any Notes, but may at its sole discretion, choose to do so. (l) If any Guarantor is substituted to make payments on behalf of the Issuer pursuant to Article 10, the Issuer shall promptly notify the Trustee of such substitution. (m) The Trustee and each Agent shall not be liable for acting in good faith on instructions believed by it to be genuine and from the proper party. (n) The Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture. (o) The permissive rights of the Trustee to take the actions permitted by this Indenture will not be construed as an obligation or duty to do so. (p) Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to loss of business, goodwill, opportunity or profits of any kind) of the Issuer, any Guarantor, any Restricted Subsidiary or any other person, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. (q) Except with respect to Section 4.01, and provided it or an affiliate of it is acting as the Paying Agent, the Trustee shall have no duty to inquire as to the performance of the Issuer with respect to the covenants contained in Article 4. The Trustee may assume without inquiry in the absence of written notice to the contrary that the Issuer is duly complying with its obligations contained in this Indenture required to be performed and observed by it, and that no Default or Event of Default or other event which would require repayment of the Notes has occurred. (r) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, forces beyond its control, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. (s) The Trustee may request that the Issuer deliver an Officer’s Certificate setting forth the names of the individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded. (t) The Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Indenture, delegate to any person or persons all or any of the trusts, powers, authorities and discretions vested in it by this Indenture and any such delegation may be made upon such terms and conditions and subject to such regulations as the Trustee may think fit. The Trustee shall not be under any obligation to supervise the activities of such delegates and shall not be responsible for the misconduct or negligence of such delegates, or for any costs, expenses, losses or 119 EU-DOCS\26039728.6 liabilities of, or caused by, such delegates, provided that such delegation has been made with reasonable care. (u) No provision of this Indenture shall require the Trustee to do anything which, in its opinion, may be illegal or contrary to applicable law or regulation. (v) The Trustee and the Paying Agent shall be entitled to make payments net of any taxes or other sums required by any applicable law to be withheld or deducted. Section 7.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, its Subsidiaries or their respective Affiliates with the same rights it would have if it were not Trustee. For the avoidance of doubt, any Paying Agent, Transfer Agent or Registrar may do the same with like rights. Section 7.04 Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity, effectiveness, correctness or adequacy of this Indenture, the offering materials related to this Indenture or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes or any money paid to the Issuer or upon the Issuer’s direction under any provision of this Indenture, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication. The Trustee shall not be charged with knowledge of the identity of any Significant Subsidiary unless either (a) a Responsible Officer shall have actual knowledge thereof or (b) the Trustee shall have received notice thereof in accordance with Section 12.01 from the Issuer or any Holder. Section 7.05 Notice of Defaults. If a Default occurs and is continuing and a Responsible Officer of the Trustee has received written notification thereof by the Issuer, the Trustee shall give notice of the Default to the Holders within 60 days after being notified by the Issuer. Except in the case of a Default in the payment of principal of, or premium, if any, or interest on any Note, the Trustee may withhold notice if and so long as a committee of trust officers of the Trustee in good faith determines that withholding notice is in the interests of the Holders. Section 7.06 [Reserved]. Section 7.07 Compensation and Indemnity. The Issuer, or, upon the failure of the Issuer to pay, each Guarantor, jointly and severally, shall pay to the Trustee, the Agents and the Notes Collateral Agent from time to time such compensation as the Issuer and Trustee, the Agents or the Notes Collateral Agent, as applicable, may from time to time agree in writing for its acceptance of this Indenture and services hereunder and under the Notes. The Trustee’s, the Agents’ and the Notes Collateral Agents’ compensation shall not be limited by any law on compensation of a trustee of an express trust. In the event of the occurrence of an Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them. The Issuer and each Guarantor, jointly and severally, shall reimburse the Trustee, the Agents and the Notes Collateral Agent promptly upon request for all properly incurred disbursements, advances and expenses incurred or made by it (as evidenced in an invoice from the Trustee, the Agents and the 120 EU-DOCS\26039728.6

Notes Collateral Agent, as applicable), including costs of collection, in addition to the compensation for its services. Such expenses shall include the properly incurred compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuer and each Guarantor, jointly and severally shall indemnify the Trustee, the Agents, the Notes Collateral Agent and their respective officers, directors, agents and employers against any and all loss, liability, taxes or expenses (including properly incurred attorneys’ fees) incurred by or in connection with the acceptance or administration of its duties under this Indenture and the Notes including the costs and expenses of enforcing this Indenture against the Issuer (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuer or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee and the Notes Collateral Agent shall notify the Issuer of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure to so notify the Issuer shall not relieve the Issuer or any Guarantor of its indemnity obligations hereunder. Except in cases where the interests of the Issuer and the Trustee may be adverse, the Issuer shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuer’s and any Guarantor’s expense in the defense. In cases where the interests of the Issuer and the Trustee are adverse, (i) such indemnified party may, in its sole discretion, assume the defense of the claim against it and the Issuer and any Guarantor shall, jointly and severally, pay the properly incurred fees and expenses of the indemnified party’s defense (as evidenced in an invoice from the Trustee) and (ii) such indemnified parties may have separate counsel of their choosing and the Issuer and any Guarantor, jointly and severally, shall pay the properly incurred fees and expenses of such counsel (as evidenced in an invoice from the Trustee). The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party’s own willful misconduct, gross negligence or fraud. To secure the Issuer’s and any Guarantor’s payment obligations in this Section 7.07, the Trustee, the Agents and the Notes Collateral Agent have a Lien senior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes. The Issuer’s and any Guarantor’s payment obligations pursuant to this Section 7.07 and any lien arising thereunder shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any Bankruptcy Law or the resignation or removal of the Trustee, the Agents and the Notes Collateral Agent. Without prejudice to any other rights available to the Trustee, the Agents and the Notes Collateral Agent under applicable law, when the Trustee, the Agents and the Notes Collateral Agent incur expenses (including the fees and expenses of counsel) after the occurrence of a Default specified in Section 6.01(a)(6) with respect to the Issuer, the expenses are intended to constitute expenses of administration under any Bankruptcy Law. For the avoidance of doubt, the rights, privileges, protections, immunities and benefits given to the Trustee in this Section 7.07, including its right to be indemnified, are extended to, and shall be enforceable by the Trustee in each of its capacities hereunder and by each agent (including the Agents) and the Notes Collateral Agent, any custodian and any other Person employed with due care to act as agent hereunder. Section 7.08 Replacement of Trustee. (a) The Trustee may resign at any time by so notifying the Issuer in writing. The Holders of a majority in principal amount of the Notes then outstanding may remove the Trustee by so notifying the Trustee and the Issuer in writing and may appoint a successor Trustee. The Issuer shall be entitled to remove the Trustee and any Holder who has been a bona fide Holder for not less than six months may petition any court for removal of the Trustee and appointment of a successor Trustee, if: 121 EU-DOCS\26039728.6

(1) the Trustee, in its capacity as such, has or acquires a conflict of interest that is not eliminated; (2) the Trustee is adjudged bankrupt or insolvent; (3) a receiver or other public officer takes charge of the Trustee or its property; or (4) the Trustee otherwise becomes incapable of acting as Trustee hereunder. (b) If the Trustee resigns, is removed pursuant to Section 7.08(a) or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee. (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in this Section 7.08. For the avoidance of doubt, any removal or resignation of the Trustee pursuant to this Section 7.08 shall not become effective until the acceptance of the appointment by the successor Trustee. (d) If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, (i) the retiring Trustee, at the expense of the Issuer, or the Holders of 10% in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor trustee, or (ii) the retiring Trustee may appoint a successor trustee at any time prior to the date on which a successor Trustee takes office; provided that such appointment is reasonably satisfactory to, and at the joint and several cost and expense of, the Issuer and Guarantors. (e) Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer’s obligations under Section 7.07 shall continue for the benefit of the retiring Trustee. (f) For the avoidance of doubt, the rights, privileges, protections, immunities and benefits given to the Trustee in this Article 7, including its right to be indemnified, are extended to, and shall be enforceable by each Agent employed to act hereunder and the Notes Collateral Agent. Section 7.09 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or its Authenticating Agent may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have. Section 7.10 [Reserved]. Section 7.11 Certain Provisions. 122 EU-DOCS\26039728.6

Each Holder by accepting a Note authorizes and directs on his or her behalf the Trustee to enter into and to take such actions and to make such acknowledgements as are set forth in this Indenture or other documents entered into in connection therewith. Section 7.12 Resignation of Agents. (a) Any Agent may resign its appointment hereunder at any time without the need to give any reason and without being responsible for any costs associated therewith by giving notice to the Issuer and the Trustee (and in the case of resignation of the Paying Agent the Paying Agent giving 30 days’ written notice) (waivable by the Issuer and the Trustee), provided that in the case of resignation of the Paying Agent no such resignation shall take effect until a new Paying Agent shall have been appointed by the Issuer to exercise the powers and undertake the duties hereby conferred and imposed upon the Paying Agent. Following receipt of a notice of resignation from any Agent, the Issuer shall promptly give notice thereof to the Holders in accordance with Section 12.01 Such notice shall expire at least 30 days before or after any due date for payment in respect of the Notes. (b) If any Agent gives notice of its resignation in accordance with this Section 7.12 and a replacement Agent is required and by the tenth day before the expiration of such notice such replacement has not been duly appointed, such Agent may itself appoint as its replacement any reputable and experienced financial institution or may petition a court of competent jurisdiction, with costs and expenses properly incurred by the Agent in relation to such petition to be paid by the Issuer. Immediately following such appointment, the Issuer shall give notice of such appointment to the Trustee, the remaining Agents and the Holders whereupon the Issuer, the Trustee, the remaining Agents and the replacement Agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Indenture. (c) Upon its resignation becoming effective the Paying Agent shall forthwith transfer all moneys held by it hereunder, if any, to the successor Paying Agent or, if none, the Trustee or to the Trustee’s order, but shall have no other duties or responsibilities hereunder, and shall be entitled to the payment by the Issuer of its remuneration for the services previously rendered hereunder and to the reimbursement of all reasonable expenses (including legal fees) incurred in connection therewith. ARTICLE 8 DISCHARGE OF INDENTURE; DEFEASANCE Section 8.01 Discharge of Liability on Notes; Defeasance. (a) This Indenture, and the rights of the Trustee and the Holders under the Intercreditor Agreement, any Additional Intercreditor Agreement and the Notes Security Documents will be discharged and cease to be of further effect (except as to surviving rights of conversion or transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when (1) either (a) all the Notes previously authenticated and delivered (other than certain lost, stolen or destroyed Notes, and certain Notes for which provision for payment was previously made and thereafter the funds have been released to the Issuer) have been delivered to the relevant Paying Agent for cancellation; or (b) all the Notes not previously delivered to the relevant Paying Agent for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer; (2) the Issuer has deposited or caused to be deposited with the Trustee (or an entity designated or appointed as agent by it for this purpose), cash in U.S. dollars or U.S. dollar-denominated U.S. Government Obligations or a combination thereof, in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not previously delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of deposit (in the case of Notes that have become due and payable), or to the Stated Maturity or redemption date, as the case may be; provided, that upon any redemption that requires the payment of the Applicable Premium, the amount deposited shall be sufficient for purposes of this Indenture to the extent that an amount is deposited with the Trustee equal 123 EU-DOCS\26039728.6 to the Applicable Premium calculated as of the date of the notice of redemption, with any deficit as of the date of redemption (any such amount, the “Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the date of redemption; (3) the Issuer has paid or caused to be paid all other sums payable under this Indenture with respect to the Notes; (4) the Issuer has delivered irrevocable instructions under this Indenture to apply the deposited money toward payment of the Notes at maturity or on the redemption date, as the case may be; and (5) the Issuer has delivered to the Trustee an Officer’s Certificate to the effect that all conditions precedent under this Section 8.01 relating to the satisfaction and discharge of this Indenture and the Notes have been complied with. (b) Subject to Section 8.01(c) and Section 8.02, the Issuer at any time may terminate (i) all of its obligations and all obligations of each Guarantor under the Notes, any Note Guarantees and this Indenture (“legal defeasance option”) and cure all then existing Defaults and Events of Default or (ii) its obligations under the covenants in Article 4 (other than Section 4.01) and Article (a) (other than Section 5.01(a)(1) and (2)) and the default provisions relating to such covenants in Section 6.01(a)(3) (other than with respect to Section 5.01(a)(1) and (2)), the operation of clauses (5), (6) with respect to Significant Subsidiaries, (7), (8) and (9) of Section 6.01(a) (“covenant defeasance option”). The Issuer at its option at any time may exercise its legal defeasance option with respect to the Notes, notwithstanding its prior exercise of its covenant defeasance option. In the event that the Issuer terminates all of its obligations under the Notes of a series and this Indenture by exercising its legal defeasance option, the obligations under any Guarantees shall each be terminated simultaneously with the termination of such obligations. If the Issuer exercises its legal defeasance option with respect to the Notes, the rights of the Trustee and the Holders of such Notes under this Indenture in effect at such time will terminate (other than with respect to the defeasance trust). Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates. If the Issuer exercises its legal defeasance option with respect to the Notes, payment of such Notes may not be accelerated because of an Event of Default with respect to such Notes. If the Issuer exercises its covenant defeasance option with respect to the Notes, payment of such Notes may not be accelerated because of an Event of Default specified in clause (3) (other than with respect to clauses (1) and (2) of Section 5.01(a)), (5), (6), (7), (8) or (9) of Section 6.01(a)). (c) Notwithstanding Section 8.01(a) and Section 8.01(b), the Issuer’s and any Guarantors’ obligations in Section 2.03, Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 2.08, Section 2.09, Section 2.10, Section 2.11, Article 7 and this Article 8, as applicable, and the rights of Holders to receive payments in respect of the principal, premium, if any, and interest on the Notes when such payments are due, solely out of the trust created pursuant to this Indenture referred to in Section 8.01(a) and Section 8.02(a), shall survive until the Notes have been paid in full. Thereafter, the Issuer’s and any Guarantors’ obligations in Section 7.07, Section 8.05 and Section 8.06, as applicable, shall survive. Section 8.02 Conditions to Defeasance. (a) The Issuer may exercise its legal defeasance option or its covenant defeasance option with respect to the Notes only if the Issuer has irrevocably deposited in trust (the “defeasance trust”) with the Trustee (or an entity designated or appointed as agent by it for this purpose) cash in U.S. dollars or U.S. dollar-denominated U.S. Government Obligations or a combination thereof for the payment of principal, premium, if any, and interest on such Notes to redemption or maturity, as the case may be, and has delivered to the Trustee: (1) an Opinion of Counsel (subject to customary exceptions and exclusions) from United States counsel to the effect that Holders of such Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and defeasance and will be subject to 124 EU-DOCS\26039728.6

U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred (and in the case of legal defeasance only, such Opinion of Counsel from United States counsel must be based on a ruling of the U.S. Internal Revenue Service or other change in applicable U.S. federal income tax law); (2) an Officer’s Certificate stating that the deposit was not made by the Issuer with the intent of defeating, hindering, delaying, defrauding or preferring any creditors of the Issuer; (3) an Officer’s Certificate stating that all conditions precedent provided for or relating to legal defeasance or covenant defeasance, as the case may be, have been complied with; and (4) an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the U.S. Investment Company Act of 1940, as amended. (b) Before or after a deposit, the Issuer may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with Article 3. Section 8.03 Application of Trust Money. The Trustee (or an entity appointed or designated (as agent) by it for this purpose) shall hold in trust money, U.S. Government Obligations for the payment of principal, premium, if any, and interest deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Notes. Section 8.04 Repayment to Issuer. The Trustee and the Paying Agent shall promptly turn over to the Issuer upon request any money, U.S. Government Obligations held by it as provided in this Article 8 which, in the written opinion of an internationally recognized firm of independent public accountants delivered to the Trustee (which delivery shall only be required if U.S. Government Obligations have been so deposited), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent discharge or defeasance in accordance with this Article 8. Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors, and the Trustee and the Paying Agent shall have no further liability with respect to such monies. Section 8.05 Indemnity for Government Obligations. The Issuer and any Guarantor, jointly and severally, shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations. Section 8.06 Reinstatement. If the Trustee or Paying Agent is unable to apply any money, U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money, U.S. Government Obligations in accordance with this Article 8; provided, however, that if the Issuer has made any payment of principal of or interest on any Notes 125 EU-DOCS\26039728.6 because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money, U.S. Government Obligations held by the Trustee or Paying Agent. ARTICLE 9 AMENDMENTS AND WAIVERS Section 9.01 Without Consent of Holders. (a) Without the consent of any Holder, the Issuer, the Trustee, the Notes Collateral Agent and the other parties thereto, as applicable, may amend or supplement any Notes Documents to: (1) cure any ambiguity, omission, defect, error or inconsistency; (2) provide for the assumption by a successor Person of the obligations of the Issuer or any Guarantor under any Notes Document; (3) add to the covenants or provide for a Guarantee for the benefit of the Holders or surrender any right or power conferred upon the Issuer or any Restricted Subsidiary; (4) make any change that would provide additional rights or benefits to the Trustee or the Holders or does not adversely affect the rights or benefits to the Trustee or any of the Holders in any material respect under the Notes Documents, including any changes relating to the minimum denominations of the Notes; (5) make such provisions as necessary (as determined in good faith by the Issuer) for the issuance of Additional Notes Incurred in accordance with the terms of this Indenture; (6) provide for a Restricted Subsidiary to provide a Note Guarantee in accordance with this Indenture, to add Note Guarantees with respect to the Notes (including any provisions relating to the release or limitations of such Additional Guarantees), to add security to or for the benefit of the Notes, or to effectuate or confirm and evidence the release, termination, discharge or retaking of any Note Guarantee or Lien (including the Notes Collateral and the Notes Security Documents) or any amendment in respect thereof with respect to or securing the Notes when such release, termination, discharge or retaking or amendment is provided for under this Indenture, the Notes Security Documents, the Intercreditor Agreement or any Additional Intercreditor Agreement; (7) conform the text of this Indenture, the Note Guarantees, the Notes Security Documents, or the Notes to any provision of the section of the Offering Memorandum entitled “Description of the Notes” to the extent that such provision in the section of the Offering Memorandum entitled “Description of the Notes” was intended to be a verbatim recitation of a provision of this Indenture, a Note Guarantee, the Notes Security Documents, or the Notes; (8) evidence and provide for the acceptance and appointment under this Indenture or the Intercreditor Agreement or any Additional Intercreditor Agreement of a successor Trustee or Notes Collateral Agent pursuant to the requirements thereof or to provide for the accession by the Trustee or Notes Collateral Agent to any Notes Document; or (9) as provided in Section 4.17. (b) In formulating its decision on the matters described in Section 9.01(a), the Trustee shall be entitled to require and rely absolutely on such evidence as it deems necessary, including Officer’s Certificates and Opinions of Counsel. Section 9.02 With Consent of Holders. 126 EU-DOCS\26039728.6

(a) The Issuer may amend, supplement or otherwise modify the Notes Documents with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and, unless otherwise provided for in this Indenture, any default or compliance with any provisions thereof may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). However, without the consent of each Holder of Notes affected (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), an amendment, supplement or waiver may not, with respect to any Notes held by a non-consenting Holder: (1) reduce the principal amount of such Notes whose Holders must consent to an amendment, waiver, supplement or modification; (2) reduce the stated rate of or extend the stated time for payment of interest on any such Note (other than, for the avoidance of doubt, any payment pursuant to a Change of Control Offer or pursuant to Section 4.08); (3) reduce the principal of, or extend the Stated Maturity of, any such Note; (4) reduce the premium payable upon the redemption of any such Note or change the time at which any such Note may be redeemed, in each case under Section 3.07 (other than, for the avoidance of doubt, any payment pursuant to a Change of Control Offer or pursuant to Section 4.08); (5) change the place of payment of principal of, or premium, if any or instalment of interest on, any Note or make any such Note payable in money other than that stated in such Note (except to the extent the currency stated in such Notes has been succeeded or replaced pursuant to applicable law); (6) impair the right of any Holder to receive payment of principal of and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any such payment on or with respect to such Holder’s Notes (it being understood that this Section 9.02(a)(6) will not apply to Section 4.03 or Section 4.08 except to the extent payments thereunder are at such time due and payable); (7) make any change to Section 4.16 that adversely affects the right of any Holder of such Notes in any material respect or amends the terms of such Notes in a way that would result in a loss of an exemption from any of the Taxes described thereunder or an exemption from any obligation to withhold or deduct Taxes so described thereunder unless the payor agrees to pay Additional Amounts, if any, in respect thereof; (8) waive a Default or Event of Default with respect to the nonpayment of principal, premium or interest on such Notes (except pursuant to a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of such Notes and a waiver of the payment default that resulted from such acceleration); or (9) make any change in the amendment or waiver provisions which require the Holders’ consent described in this Section 9.02(a). (b) In addition, without the consent of at least 75% in aggregate principal amount of Notes then outstanding, no amendment, supplement or waiver may (1) release any Guarantor from any of its obligations under its Note Guarantee or this Indenture, except in accordance with the terms of this Indenture and the Intercreditor Agreement; or (2) release any of the security interests granted for the benefit of the Holders in the Notes Collateral (to the extent any Notes Collateral so released in any transactions or series of transactions has a fair market value in excess of $25 million) other than in accordance with the terms of, as applicable, the Notes Security Documents, the Intercreditor Agreement, any applicable Additional Intercreditor Agreement, and this Indenture, as applicable. 127 EU-DOCS\26039728.6

(c) In formulating its decision on the matters described in Section 9.02(a), the Trustee shall be entitled to require and rely absolutely on such evidence as it deems necessary, including Officer’s Certificates and Opinions of Counsel. (d) The consent of the Holders is not necessary under this Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment. A consent to any amendment or waiver under this Indenture by any Holder of Notes given in connection with a tender of such Holder’s Notes will not be rendered invalid by such tender. (e) After an amendment under this Section 9.02 becomes effective, in the case of Holders of Definitive Notes, the Issuer shall mail to the Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02. (f) The Notes issued on the Issue Date, and any Additional Notes, will be treated as a single class for all purposes under this Indenture, including with respect to waivers and amendments, except as otherwise stated in this Section 9.02. Section 9.03 Revocation and Effect of Consents and Waivers. (a) A written consent to an amendment or a waiver by a Holder shall bind the Holder and every subsequent Holder of that Note or portion of the Notes that evidences the same debt as the consenting Holder’s Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver becomes effective upon the (i) receipt by the Issuer or the Trustee of the requisite number of consents, (ii) satisfaction of conditions to effectiveness as set forth in this Indenture and any indenture supplemental hereto containing such amendment or waiver and (iii) execution of such amendment or waiver (or supplemental indenture) by the Issuer and the Trustee. (b) The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their written consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding Section 9.03(a), those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date. Section 9.04 Notation on or Exchange of Notes. If an amendment, modification or supplement changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determines, the Issuer in exchange for the Note shall issue and the Trustee or an Authenticating Agent shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, modification or supplement. Section 9.05 Trustee and Notes Collateral Agent to Sign Amendments. The Trustee and the Notes Collateral Agent shall sign any amendment authorized pursuant to this Article 9 if the amendment does not impose any personal obligations on the Trustee or Notes Collateral Agent or adversely affect the rights, duties, liabilities or immunities of the Trustee and the 128 EU-DOCS\26039728.6

Notes Collateral Agent under this Indenture, the Notes Security Documents and the Intercreditor Agreement. If it does, the Trustee or the Notes Collateral Agent may, but need not, sign it. In signing such amendment the Trustee and the Notes Collateral Agent shall be entitled to receive an indemnity and/or security satisfactory to it and to receive, and (subject to Section 7.01 and Section 7.02(m)) shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that such amendment complies with this Indenture and that such amendment has been duly authorized, executed and delivered and is the legally valid and binding obligation of the Issuer and the Guarantors (if any) enforceable against them in accordance with its terms, subject to customary exceptions. Notwithstanding the foregoing and Section 12.02(b), no Opinion of Counsel will be required for the Trustee to execute any amendment or supplement adding a new Guarantee of the Notes under this Indenture; provided that the execution thereof shall be deemed a representation by such Guarantor(s) that (i) all conditions precedent and covenants, if any, relating to the execution of such supplemental indenture have been satisfied, (ii) that such executed supplemental indenture is substantially in the form attached as Exhibit D hereto (subject to the inclusion of any additional limitations under applicable laws on the obligations of such Guarantor under its Note Guarantee) and (iii) such supplemental indenture is enforceable in accordance with its terms subject to (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and (B) general principles of equity. For the avoidance of doubt, an Officer’s Certificate (which the Trustee will be fully protected in relying upon and upon which the Trustee shall be entitled to rely without further enquiry or investigation) will be required for the Trustee to execute any amendment or supplement adding a new Guarantee of the Notes under this Indenture. ARTICLE 10 NOTE GUARANTEES Section 10.01 Note Guarantees. (a) Subject to this Article 10, each Guarantor hereby, as primary obligor and not merely as a surety, jointly and severally, unconditionally and on a senior basis guarantees to each Holder authenticated and delivered by the Trustee (or the Authenticating Agent), to the Trustee and the Notes Collateral Agent and their successors and assigns (on behalf of and for the benefit of the Holders, for the purpose of this Article 10, and not in its individual capacity, but solely in its role as representative of the Holders in holding and enforcing the Notes Collateral and the Notes Security Documents), irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Issuer hereunder or thereunder, that: (1) the principal of, and premium, if any, and interest on, the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest, and premium, if any, on the Notes (to the extent permitted by law) and all other obligations of the Issuer to the Holders or the Trustee or the Notes Collateral Agent hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (2) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. (b) Each Guarantor hereby agrees that its obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of 129 EU-DOCS\26039728.6 any action or any delay or omission to assert any claim or to demand or enforce any remedy hereunder or thereunder, any waiver, surrender, release or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment in full of all the Obligations of the Issuer hereunder and under the Notes). Each Guarantor hereby waives, to the fullest extent permitted by law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that this Note Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture or by release in accordance with the provisions of this Indenture. (c) If any Holder, the Trustee or the Notes Collateral Agent is required by any court or otherwise to return to or for the benefit of the Issuer, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or the Guarantors, any amount paid by either the Issuer or the Guarantors to the Trustee, the Notes Collateral Agent, or such Holder, this Note Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect. (d) Until terminated in accordance with Section 10.06, each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders, the Notes Collateral Agent and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee. The Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee. (e) Each Guarantor also agrees to pay any and all costs and expenses (including attorneys’ fees and expenses) incurred by the Trustee or the Notes Collateral Agent in enforcing any rights under this Section 10.01. (f) Each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation, reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes or Guarantees, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. In case any provision of any Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 10.02 Successors and Assigns. 130 EU-DOCS\26039728.6

This Article 10 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee, the Notes Collateral Agent and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture. Section 10.03 No Waiver. Neither a failure nor a delay on the part of the Notes Collateral Agent, the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Notes Collateral Agent, the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise. Section 10.04 Modification. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances. Section 10.05 Execution of Supplemental Indenture for Guarantors. Each Subsidiary which is required to become a Guarantor pursuant to this Indenture and the Issuer shall promptly execute and deliver to the Trustee a supplemental indenture in the form attached to this Indenture as Exhibit D pursuant to which such Subsidiary and the Issuer shall become a Guarantor under this Article 10. Concurrently with the execution and delivery of such supplemental indenture, the Issuer shall deliver to the Trustee an Officer’s Certificate (which the Trustee shall be fully protected in relying upon and upon which the Trustee shall be entitled to rely, without further enquiry or investigation) to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary or the Issuer and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors’ rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Note Guarantee of such Guarantor is a legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms and to such other matters as the Trustee may reasonably request. The obligations of a Guarantor executing and delivering a supplemental indenture to this Indenture providing for a Note Guarantee of the Notes under this Article 10 shall be subject to such limitations as are mandated under applicable laws in addition to the limitations set forth in Section 10.07 and set out in the relevant supplemental indenture. Section 10.06 Release of the Note Guarantees. (a) Each Note Guarantee of a Guarantor will terminate automatically: (1) upon a sale or other disposition (including by way of consolidation, merger, amalgamation or combination) of the Capital Stock of the relevant Subsidiary Guarantor (whether by direct sale or sale of a holding company of such Subsidiary Guarantor) or the sale or disposition of all or substantially all the assets of the Subsidiary Guarantor (other than to the Issuer or a Restricted Subsidiary), in each case if the sale or other disposition does not violate Section 4.08; 131 EU-DOCS\26039728.6

(2) upon the designation in accordance with this Indenture of that Subsidiary Guarantor as an Unrestricted Subsidiary or (ii) such Subsidiary Guarantor otherwise becomes an Excluded Subsidiary (other than pursuant to clause (1) of the definition thereof); (3) upon legal defeasance, covenant defeasance or satisfaction and discharge of this Indenture, as provided in Article 8; (4) in accordance with the Intercreditor Agreement and any Additional Intercreditor Agreement; (5) as described under Article 9; (6) as described under Section 4.21; (7) with respect to any Subsidiary Guarantor that is not the continuing or surviving Person in the relevant consolidation or merger, as a result of a transaction that complies with Section 5.02; (8) upon the full and final payment and performance of all obligations of the Issuer under this Indenture and the Notes; or (9) in the event of solvent liquidation or dissolution of such Subsidiary Guarantor. (b) The Trustee and the Notes Collateral Agent (as applicable) shall each take all necessary actions requested by the Issuer, including the granting of releases or waivers under the Intercreditor Agreement or any Additional Intercreditor Agreement, to effectuate any release of a Note Guarantee in accordance with Section 10.06(a), subject to customary protections and indemnifications. Each of the releases set forth in Section 10.06(a) shall be effective without the consent of the Holders or any action on the part of the Trustee. Neither the Trustee nor the Issuer will be required to make a notation on the Notes to reflect any such release, termination or discharge. Section 10.07 Limitations on Obligations of Guarantors. Each Guarantor and, by its acceptance of the Notes, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 10, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Each Guarantor that makes a payment under its Guarantee shall be entitled upon payment in full of all guaranteed obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP. Each Notes Guarantee and Security Document delivered or to be delivered by any Non-U.S. Guarantor or by the Issuer or any U.S. Guarantor with respect to Notes Collateral located outside the United States, shall be subject to the Agreed Security Principles. Section 10.08 Non-Impairment. 132 EU-DOCS\26039728.6

The failure to endorse a Note Guarantee on any Note shall not affect or impair the validity thereof. ARTICLE 11 NOTES COLLATERAL, NOTES SECURITY DOCUMENTS AND THE NOTES COLLATERAL AGENT Section 11.01 Notes Collateral and Notes Security Documents. (a) The Notes and Notes Guarantees shall be secured by first-priority security interests on the Collateral, subject to Permitted Liens and the Intercreditor Agreements, as provided in the Notes Security Documents and will be secured by all Notes Security Documents hereafter delivered as required or permitted by this Indenture, the Notes Security Documents and the Intercreditor Agreements. (b) The Issuer and the Guarantors hereby agree that the Notes Collateral Agent shall hold the Collateral in trust for the benefit of the Secured Parties, in each case pursuant to the terms of the Notes Security Documents and the Intercreditor Agreements. (c) The Trustee and each Holder, by accepting the Notes and the Guarantees, acknowledges that, as more fully set forth in the Notes Security Documents and the Intercreditor Agreements, the Collateral as now or hereafter constituted shall be held for the benefit of the Secured Parties, and that the Lien of this Indenture and the Notes Security Documents in respect of the Trustee and the Holders is subject to and qualified and limited in all respects by the Notes Security Documents and the Intercreditor Agreements and actions that may be taken thereunder. (d) The due and punctual payment of the principal of, premium on, if any, and interest on the Notes and the Note Guarantees when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of, premium on, if any, and interest (to the extent permitted by law), on the Notes and the Note Guarantees and performance of all other obligations of the Issuer to the Holders or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, are secured as provided in the Notes Security Documents and the Intercreditor Agreement. (e) Each Holder, by accepting a Note, shall be deemed to have agreed to all the terms and provisions of the Notes Security Documents and the Intercreditor Agreement and any Additional Intercreditor Agreement entered into in compliance with Section 4.17 hereof and to have authorized the Trustee and the Notes Collateral Agent to enter into any such Notes Security Document, Intercreditor Agreement or Additional Intercreditor Agreement. The claims of Holders will be subject to the Intercreditor Agreement and any Additional Intercreditor Agreement entered into in compliance with Section 4.17 hereof. (f) (1) Neither the Issuer nor any U.S. Guarantor will be required to (i) take any action outside the United States to grant or perfect any security interest in any asset located outside of the United States, (ii) execute any security agreement governed by the laws of a jurisdiction other than the United States or (iii) make any intellectual property filing or search in a jurisdiction other than the United States; and (2) subject to the Agreed Security Principles, no Non-U.S. Guarantor will be required to (i) take any action outside its jurisdiction of organization to grant or perfect any security interest in any asset located outside of its jurisdiction of organization, (ii) execute any security agreement governed by the law of a jurisdiction other than its jurisdiction of organization or (iii) make any intellectual property filing or search in a jurisdiction other than its jurisdiction of organization; provided, however, that, subject in all respects to the Agreed Security Principles, to the extent that any 133 EU-DOCS\26039728.6

Guarantor owns the Capital Stock of any Restricted Subsidiary that is organized in a Covered Jurisdiction and such Capital Stock constitutes Notes Collateral, such Guarantor shall, if applicable, be required to provide a pledge of the Capital Stock of such Restricted Subsidiary governed by the laws of the jurisdiction of organization of such Restricted Subsidiary to the extent such local law pledge agreement is required to perfect the such security interest. Section 11.02 Release of Notes Collateral (a) The Issuer and the Guarantors will be entitled to release the security interests in respect of the Notes Collateral securing the Notes and the Note Guarantees under any one or more of the following circumstances: (1) in connection with any sale or other disposition of the Notes Collateral (other than the pledges over all of the Capital Stock of the Issuer and any intercompany receivables owed by the Issuer or any of its Restricted Subsidiaries to the Parent Guarantor) to a Person that is not the Issuer or a Note Guarantor (but excluding any transaction subject to Section 5.01 and Section 5.02), if such sale or other disposition does not violate the Section 4.08, but only in respect of the Notes Collateral sold or otherwise disposed of; (2) in connection with the release of a Subsidiary Guarantor from its Note Guarantee pursuant to the terms of this Indenture, the release of the property and assets, and Capital Stock, of such Subsidiary Guarantor; (3) if the Issuer designates any Restricted Subsidiary to be an Unrestricted Subsidiary in accordance with the applicable provisions of this Indenture, the release of the property, assets and Capital Stock of such Unrestricted Subsidiary; (4) upon legal defeasance, covenant defeasance or satisfaction and discharge of this Indenture, as provided in Article 8; (5) in accordance with an enforcement sale in compliance with the Intercreditor Agreement or any Additional Intercreditor Agreement, or as otherwise provided for under the Intercreditor Agreement or any Additional Intercreditor Agreement; (6) as described under Section 4.06(b), Section 4.18 and Article 9; (7) upon the full and final payment and performance of all obligations of the Issuer under this Indenture and the Notes (8) to release and re-take any Lien on any Notes Collateral to the extent not otherwise prohibited by the terms of this Indenture, the Notes Security Documents or the Intercreditor Agreement or any Additional Intercreditor Agreement; (9) in connection with a transaction permitted by Section 5.01 and Section 5.02; (10) with the consent of holders of at least 75% in aggregate principal amount of Notes (including, without limitation, consent obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes); (11) with respect to any Notes Collateral that is transferred to a Receivables Entity pursuant to a Qualified Receivables Financing, and with respect to any Securitization Asset that is transferred in one or more transactions, to a Receivables Entity; or (12) if the respective property or assets cease to constitute Notes Collateral (including as a result of being or becoming an Excluded Asset). 134 EU-DOCS\26039728.6

(b) Upon receipt from the Issuer of an Officer’s Certificate stating that the release of such Collateral is authorized or permitted under the Indenture and the Collateral Agreements, the Trustee (to the extent action is required by it) and the Notes Collateral Agent shall take all necessary actions, including the granting of releases or waivers under the Intercreditor Agreement, to effectuate any release in accordance with these provisions, subject to customary protections and indemnifications. The Notes Collateral Agent and the Trustee (as applicable) will take all necessary action required to effectuate any release of the Notes Collateral, in accordance with the provisions of this Indenture, the Intercreditor Agreement or any Additional Intercreditor Agreement and the relevant Notes Security Document. Each of the releases set forth above shall be effected by the Notes Collateral Agent without the consent of the Holders or any action on the part of the Trustee. Section 11.03 Authorization of Actions to be Taken by the Trustee or the Notes Collateral Agent Under the Notes Security Documents. (a) Subject to the provisions of the Notes Security Documents and the Intercreditor Agreements, each of the Trustee or the Notes Collateral Agent may (but shall not be obligated to), in its sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (a) enforce any of its rights or any of the rights of the Holders under the Notes Security Documents and the Intercreditor Agreements and (b) collect and receive any and all amounts payable in respect of the Notes Collateral in respect of the obligations of the Issuer and the Guarantors hereunder and thereunder. Subject to the provisions of the Notes Security Documents and the Intercreditor Agreements, the Trustee or the Notes Collateral Agent shall have the power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Notes Security Documents, the Intercreditor Agreements or this Indenture, and such suits and proceedings as the Trustee or the Notes Collateral Agent may deem expedient to preserve or protect its interest and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or the Trustee). (b) The Trustee or the Notes Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except (with respect to the Trustee) to the extent such action or omission constitutes gross negligence, willful misconduct or bad faith on the part of the Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Issuer or any Guarantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. Neither the Trustee nor the Notes Collateral Agent shall have any responsibility for recording, filing, re-recording or refiling any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of any security interest granted to it under the Notes Security Documents or otherwise. The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Notes Collateral Agent in good faith. Neither the Trustee nor the Notes Collateral Agent shall have any duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture, the Notes Security Documents by the Issuer or the Guarantors. 135 EU-DOCS\26039728.6

(c) Where any provision of this Indenture requires that additional property or assets be added to the Collateral, the Issuer and the relevant Guarantor shall deliver to the Trustee or the Notes Collateral Agent the following: (1) written notice from the Issuer of such Collateral; (2) the form of instrument adding such Collateral, which, based on the type and location of the property subject thereto, shall be in substantially the form of the applicable Notes Security Documents entered into on the date of this Indenture, with such changes thereto as the Issuer shall consider appropriate, or in such other form as the Issuer shall deem proper; provided that any such changes or such form are administratively satisfactory to the Trustee or the Notes Collateral Agent; (3) an Officer’s Certificate to the effect that the Collateral being added is in the form, consists of the assets and is in the amount or otherwise has the fair market value required by this Indenture; (4) an Officer’s Certificate to the effect that all conditions precedent provided for in this Indenture to the addition of such Collateral have been complied with; and (5) such financing statements, if any, as the Issuer shall deem necessary to perfect the Notes Collateral Agent’s security interest in such Collateral. (d) The Trustee or the Notes Collateral Agent, in giving any consent or approval under the Notes Security Documents or the Intercreditor Agreements, shall be entitled to receive, as a condition to such consent or approval, an Officer’s Certificate not otherwise expressly contemplated thereby or by this Indenture to the effect that the action or omission for which consent or approval is to be given does not impair the security of the Holders in contravention of the provisions of this Indenture, the Notes Security Documents and the Intercreditor Agreements, and the Trustee or the Notes Collateral Agent shall be fully protected in giving such consent or approval on the basis of such Officer’s Certificate. (e) The Notes Collateral Agent shall be entitled to seek written directions from Holders of a majority in aggregate principal amount of the then outstanding Notes prior to taking any action under this Indenture, the Notes, the Notes Security Documents, any Collateral instrument or any Intercreditor Agreement. Section 11.04 Collateral Accounts. The Trustee is authorized to receive any funds for the benefit of the Holders distributed under, and in accordance with, the Notes Security Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture, the Security Documents and the Intercreditor Agreements. Section 11.05 Appointment and Authorization of Deutsche Bank Trust Company Americas as Notes Collateral Agent. (a) Deutsche Bank Trust Company Americas is hereby designated and appointed as the Notes Collateral Agent of the Secured Parties under the Notes Security Documents, and is authorized as the Notes Collateral Agent for such Secured Parties (i) to execute and enter into each of the Notes Security Documents and the Intercreditor Agreements and all other instruments relating to the Notes Security Documents and the Intercreditor Agreements, (ii) to take action and exercise such powers as are expressly required or permitted hereunder and under the Notes Security Documents and the Intercreditor Agreements and all instruments relating hereto and thereto including, without limitation, entering into any amendments, supplements, modifications or joinders relating thereto and (iii) to exercise such powers and perform such duties as are in each case, expressly delegated to the Notes 136 EU-DOCS\26039728.6

Collateral Agent by the terms hereof and thereof together with such other powers as are reasonably incidental hereto and thereto. (b) Notwithstanding any provision to the contrary elsewhere in this Indenture or the Notes Security Documents, the Notes Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein or therein or any fiduciary relationship with any Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture or any Notes Security Documents or otherwise exist against the Notes Collateral Agent. (c) The Notes Collateral Agent shall incur no liability to anyone in acting upon any signature, instrument, statement, notice, resolution, request, direction, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Notes Collateral Agent may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the Notes Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder with due care. Anything in this Indenture or Notes Security Documents notwithstanding, in no event shall the Notes Collateral Agent be liable for special, indirect or consequential damage of any kind whatsoever (including but not limited to lost profits), even if the Notes Collateral Agent has been advised of such loss or damage and regardless of the form of action. Without limiting the agreement in Section 7.07, the Issuer and Guarantors, shall, jointly and severally, indemnify and hold harmless the Notes Collateral Agent, its directors, officers, agents and employees with respect to any and all expenses, losses, damages, liabilities, demands, charges, causes of action, judgments and claims of any nature (including the reasonable fees and expenses of counsel and other experts) in respect of or arising from any acts or omissions performed or omitted by the Notes Collateral Agent, its directors, officers, agents or employees hereunder or under the Notes Security Documents or Intercreditor Agreements or under any other agreement executed in connection therewith without willful misconduct, gross negligence or reckless disregard of its duties hereunder or under the Notes Security Documents or Intercreditor Agreements or under any other agreement executed in connection therewith, as determined by a final order of a court of competent jurisdiction that is not subject to appeal. (d) The Notes Collateral Agent shall be entitled to the benefit of all of the rights, privileges, indemnities and immunities granted to the Trustee. (e) The Notes Collateral Agent may resign or be removed in accordance with Section 7.08 hereof. (f) For the avoidance of doubt and subject to the last paragraph of the definition of Guarantee, the Notes Collateral Agent shall have no discretion under this Indenture, the Intercreditor Agreements or the Notes Security Documents and shall not be required to make or give any determination, consent, approval, request or direction without the written direction of the Holders of a majority in aggregate principal amount of the then outstanding Notes. If the Notes Collateral Agent shall request direction from the Holders of a majority in aggregate principal amount of the then outstanding Notes with respect to any action, the Notes Collateral Agent shall be entitled to refrain from such action unless and until the Notes Collateral Agent shall have received direction (and indemnity, if requested) from the Holders of a majority in aggregate principal amount of the then outstanding Notes, and the Notes Collateral Agent shall not incur liability to any Person by reason of so refraining. Whether or not expressly provided therein, in acting under any Notes Security Document or Intercreditor Agreement, the Notes Collateral Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to the Notes Collateral Agent in this Indenture. Section 11.06 Conflicts. Each of the Issuer, the Guarantors, the Trustee and the Holders acknowledge and agree that the Notes Collateral Agent is acting as collateral agent and trustee not just on their behalf but also on behalf of certain creditors named in the Notes Security Documents and/or the Intercreditor Agreement, as 137 EU-DOCS\26039728.6

applicable, and acknowledge and agree that pursuant to the terms of the Notes Security Documents and/or the Intercreditor Agreement, as applicable, the Notes Collateral Agent may be required by the terms thereof to act in a manner which may conflict with the interests of the Issuer, the Guarantors, the Trustee and the Holders (including the Holders’ interests in the Notes Collateral and the Note Guarantees) and that it shall be entitled to do so in accordance with the terms of the Notes Security Documents and/or the Intercreditor Agreement, as applicable. ARTICLE 12 MISCELLANEOUS Section 12.01 Notices. Any notice or communication shall be in writing in English and delivered in person or mailed by first-class mail or facsimile addressed as follows: if to the Issuer (prior to the Completion Date): BidFair MergeRight Inc. Corporation Trust Center 1209 Orange Street, Wilmington, New Castle County Delaware 19801 United States of America Attn: Director if to the Issuer (on or after the Completion Date): Sotheby’s 1334 York Avenue New York, NY 10021 United States of America Attention: Sotheby’s Investor Relations if to the Trustee, Paying Agent, Registrar, Transfer Agent and Notes Collateral Agent: Deutsche Bank Trust Company Americas Trust & Agency Services 60 Wall Street, 24th Floor Mail Stop: NYC60-2405 New York, New York 10005 United States of America Attention of: Corporate Team – BidFair MergeRight Inc. Facsimile: +1 (732) 578-4635 Each of the Issuer or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications. All notices to Holders of the Notes will be validly given if mailed to them at their respective addresses in the register of the Holders of such Notes, if any, maintained by the Registrar. In addition, if any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will publish or post such notices in accordance with the rules of such exchange. Each such notice shall be deemed to have been given on the date of such publication or, if published more than once on different dates, on the first date on which publication is made; provided that, if notices are mailed, such notice shall be deemed to have been given on the later of such publication and the seventh day after being so mailed. Any notice or communication mailed to a Holder shall be mailed to such Person by first-class mail or other equivalent means and shall be sufficiently given to such Holder if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or 138 EU-DOCS\26039728.6 communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. For Notes which are represented by global certificates held on behalf of DTC, notices may be given by delivery of the relevant notices to DTC for communication to entitled account holders in substitution for the aforesaid mailing. Section 12.02 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee: (a) an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and any other matters that the Trustee may reasonably request; and (b) if requested by the Trustee, an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with and any other matters that the Trustee may reasonably request. Section 12.03 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.14) shall include: (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (and, in the case of an Opinion of Counsel, may be limited to reliance on an Officer’s Certificate as to matters of fact); and (d) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials. Section 12.04 When Notes Disregarded. (a) Except as otherwise provided under Section 3.07 and Section 4.03, in determining whether the Holders of the required principal amount of the Notes have concurred in any direction, waiver or consent, any such Notes owned by the Issuer or by any Person directly or indirectly controlling, or controlled by, or under direct or indirect common control with the Issuer will be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination. Section 12.05 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and the Paying Agent may make reasonable rules for their functions. 139 EU-DOCS\26039728.6

Section 12.06 Legal Holidays. If a payment date is not a Business Day, Holders will not be entitled to payment of the amount due until the next succeeding Business Day, and will not be entitled to any further interest or other payment as a result of any such delay. Section 12.07 Governing Law and Waiver of Trial by Jury. This Indenture, the Notes and the Note Guarantees, and the rights and duties of the parties thereunder shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Issuer, the Holders and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture or the Notes. Section 12.08 Consent to Jurisdiction and Service. The Issuer and the Parent Guarantor irrevocably (i) agree that any legal suit, action or proceeding against the Issuer or the Parent Guarantor arising out of or based upon this Indenture, the Notes or any Note Guarantee or the transactions contemplated hereby may be instituted in any U.S. Federal or state court in the Borough of Manhattan, The City of New York and (ii) waive, to the fullest extent they may lawfully do so, any objection which they may now or hereafter have to the laying of venue of any such proceeding. Section 12.09 No Recourse Against Others. No director, officer, employee, incorporator or shareholder of the Issuer or any of its Subsidiaries or Affiliates, as such, shall have any liability for any obligations of the Issuer under the Notes Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Section 12.10 Successors. All agreements of the Issuer and each Guarantor, if any, in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors. Section 12.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture. Section 12.12 Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof. Section 12.13 Prescription. Claims against the Issuer or any Guarantor for the payment of principal, or premium, if any, on the Notes will be prescribed ten years after the applicable due date for payment thereof. Claims against the Issuer or any Guarantor for the payment of interest on Notes will be prescribed five years after the applicable due date for payment of interest. Section 12.14 Patriot Act. 140 EU-DOCS\26039728.6

In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Trustee and the Agents are required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee and/or the Agents. Accordingly, each of the parties agree to provide to the Trustee and the Agents upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee and the Agents to comply with Applicable Law. Section 12.15 Severability. In case any provision in this Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. (Signature pages follow) 141 EU-DOCS\26039728.6

SIGNATURES Dated as of October 2, 2019 BidFair MergeRight Inc., as Issuer By: __________________________________ Name: Title: EU-DOCS\26039728.6

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee, Paying Agent, Transfer Agent, Notes Collateral Agent and Registrar By: ________________________________________ Name: Title: By: ________________________________________ Name: Title: EU-DOCS\26039728.6

EXHIBIT A [Form of Face of Note] [REGULATION S PERMANENT/RULE 144A/REGULATION S TEMPORARY] GLOBAL NOTE [Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Original Issue Discount Legend, if applicable pursuant to the provisions of the Indenture] A-1-1 EU-DOCS\26039728.6

ISIN ____________ CUSIP _____________ 7.375% Senior Secured Notes due 2027 No. ____________ $ ____________ BIDFAIR MERGERIGHT INC. BidFair MergeRight Inc., a Delaware corporation, promises to pay to [  ], or its registered assigns, the principal sum of [  ] dollars, subject to adjustments listed on the Schedule of Increases or Decreases in the Global Note attached hereto, on [  ]. Interest Payment Dates: [  ] and [  ] of each year, commencing [  ]. Record Dates: [  ] and [  ]. Additional provisions of this Note are set forth on the other side of this Note. (Signature page to follow) A-1-2 EU-DOCS\26039728.6

IN WITNESS WHEREOF, BidFair MergeRight Inc. has caused this Note to be signed manually or by facsimile by its duly authorized officers. Dated: BIDFAIR MERGERIGHT INC. By: ____________________________________ Name: Title: This is one of the Notes referred to in the Indenture. A-1-3 EU-DOCS\26039728.6

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in a personal capacity, but in its capacity as the Authenticating Agent By: __________________________________ (Authorized Signatory) A-1-4 EU-DOCS\26039728.6

[Form of Back of Note] 7.375% Senior Secured Notes due 2027 1. Interest BidFair MergeRight Inc., a Delaware corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at the rate of 7.375% per annum. The Issuer shall pay interest semi- annually on June 1 and December 1 of each year, commencing on June 1, 2020 until maturity. The Issuer will make each interest payment to Holders of record of the Notes on May 15 and November 15 immediately preceding the related interest payment date. Interest on the Notes shall accrue from the date of original issuance, or, if interest has already been paid, from the date it was most recently paid until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve months of 30 days each. 2. Method of Payment Holders must surrender Notes to the Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in dollars. Principal, interest and premium, if any, on the Global Notes will be payable at the specified office or agency of one or more Paying Agents; provided that payments on the Regulation S Global Notes and the Rule 144A Global Notes will be made to Cede & Co. as the registered holder of the Regulation S Global Notes and the Rule 144A Global Notes by wire transfer of immediately available funds to the account specified by the Holder or Holders thereof. Principal, interest and premium, if any, on the Definitive Registered Notes will be payable at the specified office or agency of one or more Paying Agents maintained for such purposes in New York, New York. In addition, at the option of the Issuer, interest on the Definitive Registered Notes may be paid by check mailed to the Person entitled thereto as shown on the register for the Definitive Registered Notes. If the due date for any payment in respect of any Notes is not a Business Day, the Holder thereof will not be entitled to payment of the amount due until the next succeeding Business Day, and will not be entitled to any further interest or other payment as a result of any such delay. 3. Paying Agent, Transfer Agent and Registrar Initially, Deutsche Bank Trust Company Americas will act as Paying Agent, Transfer Agent and Registrar. The Issuer may appoint and change any Registrar, Transfer Agent and Paying Agent. The Issuer or any of its Subsidiaries may act as Registrar, Transfer Agent and Paying Agent. 4. Indenture The Issuer issued the Notes under the Indenture dated as of October 2, 2019 (the “Indenture”), among the Issuer, the Parent Guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), Paying Agent, Transfer Agent, Registrar and Notes Collateral Agent. The terms of the Notes include those stated in the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and Holders are referred to the Indenture for a statement of such terms and provisions. In the event of a conflict between the Indenture and the terms of the Notes, the terms of the Indenture govern. The Notes are general, senior secured obligations of the Issuer. This Note is one of the Notes referred to in the Indenture. The Notes and, if issued, any Additional Notes are treated as a single class for all purposes under the Indenture, including, without limitation, with respect to waivers, amendments, redemptions and offers to purchase, except as otherwise provided for therein. A-2-5 EU-DOCS\26039728.6

5. Optional Redemption (a) Except as described below, the Notes are not redeemable until October 15, 2022. On and after October 15, 2022, the Issuer may redeem all or, from time to time, part of the Notes upon not less than 10 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest, to, but not including, the applicable redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on October 15, of the years indicated below: Year Redemption Price 2022 ........................................................................................................... 103.688% 2023 ........................................................................................................... 101.844% 2024 and thereafter .................................................................................... 100.000% (b) Prior to October 15, 2022, the Issuer may redeem all, or from time to time, a part of the Notes upon not less than 10 nor more than 60 days’ notice at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium and accrued and unpaid interest, to, but not including, the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). (c) Prior to October 15, 2022, the Issuer may on any one or more occasions redeem up to 40% of the original principal amount of the Notes (including, in each case, the principal amount of any Additional Notes), upon not less than 10 nor more than 60 days’ notice, with funds in an aggregate amount not exceeding the Net Cash Proceeds of one or more Equity Offerings at a redemption price of 107.375% of the principal amount of the Notes, plus, accrued and unpaid interest to, but not including, the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that: (i) at least 60% of the original principal amount of the Notes (including the principal amount of any Additional Notes) remains outstanding after each such redemption; and (ii) the redemption occurs within 180 days after the closing of such Equity Offering. (d) If a redemption date is not a Business Day, the Holders will not be entitled to payment of the amount due until the next succeeding Business Day, and will not be entitled to any further interest or other payment as a result of any such delay. (e) Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Notes or the portion thereof called for redemption on the applicable redemption date. (f) Any redemption notice given in respect of the redemption of the Notes (including upon an Equity Offering or in connection with a transaction (or series of related transactions) or an event that constitutes a Change of Control) may, at the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including, but not limited to, the completion or occurrence of the relevant transaction, as the case may be. (g) If such redemption or purchase is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Issuer’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied or waived, or such redemption or purchase may not occur A-2-6 EU-DOCS\26039728.6 and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Issuer’s discretion if in the good faith judgment of the Issuer any or all of such conditions will not be satisfied. In addition, the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person. In no event shall the Trustee be responsible for monitoring, or charged with knowledge of, the maximum aggregate amount of the Notes eligible under the Indenture to be redeemed. (h) Any redemption pursuant to this paragraph 5 shall be made pursuant to Section 3.01 through Section 3.06 of the Indenture. (i) If any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will notify the exchange of any such redemption and the principal amount of any Notes outstanding following any partial redemption of such Notes. In no event will the Trustee be responsible for monitoring, or charged with knowledge of, the maximum aggregate amount of Notes eligible under the Indenture to be redeemed. (j) In connection with any tender offer or other offer to purchase for all of the Notes, if Holders of not less than 90% of the aggregate principal amount of the then outstanding Notes validly tender and do not validly withdraw such Notes in such tender offer and the Issuer, or any third party making such tender offer in lieu of the Issuer, purchases all of the Notes validly tendered and not validly withdrawn by such Holders, all of the Holders of the Notes will be deemed to have consented to such tender or other offer and, accordingly, the Issuer or such third party will have the right, upon not less than 10 nor more than 60 days’ notice following such purchase date, to redeem all Notes that remain outstanding following such purchase at a price equal to the price paid to each other Holder in such tender offer (other than any incentive payment for early tenders), plus, to the extent not included in the tender offer payment, accrued and unpaid interest, if any, thereon, to, but not including, the repurchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). In determining whether the Holders of at least 90% of the aggregate principal amount of the then outstanding Notes have validly tendered and not validly withdrawn Notes in a tender offer or other offer to purchase for all of the Notes, Notes owned by an Affiliate of the Issuer or by funds controlled or managed by any Affiliate of the Issuer, or any successor thereof, shall be deemed to be outstanding for the purposes of any such tender offer or other offer, as applicable. 6. Redemption for Changes in Taxes. The Issuer may redeem the Notes, in whole but not in part, at any time upon giving not less than 30 nor more than 60 days’ prior notice to the Holders (which notice will be irrevocable and given in accordance with Section 3.03 of the Indenture), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Issuer for redemption (a “Tax Redemption Date”) and all Additional Amounts (if any) then due and that will become due on the Tax Redemption Date as a result of the redemption or otherwise (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date that is prior to the Tax Redemption Date and Additional Amounts (if any) in respect thereof), if on the next date on which any amount would be payable in respect of the Notes, the Issuer or any Guarantor is or would be required to pay Additional Amounts, and the Issuer or the relevant Guarantor (but, in the case of a Guarantor, only if the payment giving rise to such requirement cannot be made by the Issuer or another Guarantor without the obligation to pay Additional Amounts) cannot avoid any such payment obligation taking reasonable measures available (provided that changing the jurisdiction of the Issuer is not a reasonable measure for purposes of this section, and that changing the jurisdiction of a paying agent is a reasonable measure), as a result of: (a) any change in, or amendment to, the laws (or any regulations, protocols or rulings promulgated thereunder) of the relevant Tax Jurisdiction affecting taxation which change or amendment A-2-7 EU-DOCS\26039728.6 has not been publicly announced before and which becomes effective on or after the date of the Offering Memorandum (or, if the relevant Tax Jurisdiction was not a Tax Jurisdiction on the Issue Date, the date on which such Tax Jurisdiction became a Tax Jurisdiction under the Indenture); or (b) any change in, or amendment to, the existing official written position or the introduction of a written official position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment has not been publicly announced before and which becomes effective on or after the date of the Offering Memorandum (or, if the relevant Tax Jurisdiction was not a Tax Jurisdiction on the Issue Date, the date on which such Tax Jurisdiction became a Tax Jurisdiction under the Indenture). The Issuer will not give any such notice of redemption earlier than 90 days prior to the earliest date on which the Issuer or the relevant Guarantor would be obligated to make such payment or withholding (if a payment in respect of the Notes or the Guarantees were then due) and unless at the time such notice is given, the obligation to pay Additional Amounts remains in effect. Prior to the publication or, where relevant, mailing of any notice of redemption of the Notes pursuant to the foregoing, the Issuer will deliver the Trustee an Opinion of Counsel, the choice of such counsel to be subject to the prior written approval of the Trustee (such approval not to be unreasonably withheld) to the effect that there has been such change or amendment which would entitle the Issuer to redeem the Notes hereunder and under the Indenture. In addition, before the Issuer publishes or mails notice of redemption of the Notes as described above, it will deliver to the Trustee an Officer’s Certificate to the effect that the obligation to pay Additional Amounts cannot be avoided by the Issuer or the relevant Guarantor (but, in the case of a Guarantor, only if the payment giving rise to such requirement cannot be made by the Issuer or another Guarantor without the obligation to pay Additional Amounts) taking reasonable measures available to it. The Trustee will accept such Officer’s Certificate and Opinion of Counsel as sufficient evidence of the existence and satisfaction of the conditions precedent as described above, in which event it will be conclusive and binding on the Holders. 7. Mandatory Redemption Except pursuant to paragraph 8 and Section 3.10 of the Indenture, the Issuer shall not be required to make mandatory redemption payments or sinking fund payments with respect to the Notes. 8. Special Mandatory Redemption (a) In the event that (i) the Completion Date does not take place on or prior to the Longstop Date; (ii) the Acquisition Agreement is terminated at any time prior to the Longstop Date; or (iii) the occurrence of an Event of Default under Section 6.01(a)(6) of the Indenture with respect to the Initial Issuer on or prior to the Longstop Date (the date of any such event being the “Special Termination Date”), the Initial Issuer will redeem all of the Notes (the “Special Mandatory Redemption”) at a price (the “Special Mandatory Redemption Price”) equal to 100% of the initial issue price of each Note, plus accrued but unpaid interest from the Issue Date to (but not including) the Special Mandatory Redemption Date (as defined below and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). (b) Notice of the Special Mandatory Redemption will be delivered by the Initial Issuer, no later than one Business Day following the Special Termination Date, to the Trustee and to the Escrow Agent, and will provide that the Notes shall be redeemed on a date that is no later than the fifth Business Day after such notice is given by the Issuer in accordance with the terms of the Escrow Agreement (any such date, a “Special Mandatory Redemption Date”). On the Business Day immediately preceding the Special Mandatory Redemption Date, the Trustee or the Escrow Agent (as applicable) shall pay to the Paying Agent for payment to each holder of Notes to be redeemed the Special Mandatory Redemption Price for such holder’s Notes. A-2-8 EU-DOCS\26039728.6

(c) In the event the Issuer has not delivered the notice to Holders of the Special Mandatory Redemption in accordance with (b) above, the Trustee, upon the Issuer’s request, shall deliver such notice on the second Business Day following the Special Termination Date to the Escrow Agent and the Holders in the Issuer’s name and at the Issuer’s expense. (d) If any Notes are listed on an exchange, and the rules of the exchange so require, the Issuer will notify the exchange of the occurrence of any such Special Mandatory Redemption and any relevant details relating thereto. 9. Notice of Redemption Not less than 10 days but not more than 60 days before a date for redemption of Notes, the Issuer shall transmit a notice of redemption in accordance with Section 3.03 of the Indenture. 10. Additional Amounts All payments made by a payor on the Notes or any Note Guarantee, as applicable, will be made free and clear of and without withholding or deduction for, or on account of, any Taxes in accordance with Section 4.02 of the Indenture. 11. Repurchase of Notes at the Option of Holders (a) If a Change of Control occurs, each Holder will have the right, subject to certain conditions specified in the Indenture, to require the Issuer to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture. (b) In accordance with Section 4.08 of the Indenture, the Issuer will be required to, or may be permitted to, offer to purchase Notes upon the occurrence of certain events, including certain Asset Dispositions. (c) If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of a series validly tender and do not validly withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer as described above, purchases all of the Notes validly tendered and not validly withdrawn by such Holders, the Issuer or such third party will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described in Section 4.03(b) of the Indenture, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest to but excluding the date of the delivery of the notice for such redemption. 12. Denominations; Transfer; Exchange The Notes are in registered form without interest coupons in minimum denominations of $200,000 and multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. [This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S A-2-9 EU-DOCS\26039728.6

Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.]1 13. Persons Deemed Owners The registered Holder of this Note will be treated as the owner of it for all purposes. 14. Prescription Claims against the Issuer or any Guarantor for the payment of principal, or premium, if any, on the Notes will be prescribed ten years after the applicable due date for payment thereof. Claims against the Issuer or any Guarantor for the payment of interest on Notes will be prescribed five years after the applicable due date for payment of interest. 15. Discharge and Defeasance The Indenture and the Notes of a series may be discharged, and the Issuer may exercise its legal defeasance option or covenant defeasance option, as set forth in the Indenture. 16. Amendment, Waiver The Indenture and the Notes may be amended as set forth in the Indenture. 17. Defaults and Remedies The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Issuer, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture. 18. Trustee Dealings with the Issuer The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. 19. No Recourse Against Others No director, officer, employee, incorporator or shareholder of the Issuer or any of its respective Subsidiaries or Affiliates, as such, shall have any liability for any obligations of the Issuer under the Note Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. 20. Authentication This Note shall not be valid until an authorized signatory of the Trustee or the Authenticating Agent manually signs the certificate of authentication on the other side of this Note. The signature shall be conclusive evidence that the security has been authenticated under the Indenture. 21. Abbreviations Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights 1 Insert for any Regulation S Temporary Global Notes. A-2-10 EU-DOCS\26039728.6

of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act). 22. Governing Law THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 23. Common Codes, ISIN and CUSIP Numbers The Issuer in issuing the Notes may use Common Codes, ISIN and CUSIP numbers (if then generally in use) and, if so, the Issuer shall use Common Codes, ISIN and CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Note, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. A-2-11 EU-DOCS\26039728.6

ASSIGNMENT FORM To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to: ________________________________________ (Insert assignee’s legal name) ___________________________________________________________________________ (Insert assignee’s soc. sec. or tax I.D. no.) ___________________________________________________________________________ ___________________________________________________________________________ ___________________________________________________________________________ (Print or type assignee’s name, address and zip code) and irrevocably appoint _________________________________________________________ to transfer this Note on the books of the Issuer. The agent may substitute another to act for him. Date: _______________ Your Signature: __________________________________ (Sign exactly as your name appears on the face of this Note) Signature Guarantee*: _____________________ * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee). A-2-12 EU-DOCS\26039728.6

[FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED NOTES] This certificate relates to $ principal amount of Notes held in (check applicable box)  book-entry or  definitive registered form by the undersigned. The undersigned (check one box below):  has requested the Trustee by written order to deliver, in exchange for its beneficial interest in the Global Note held by DTC, a Definitive Registered Note in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);  has requested the Trustee by written order to exchange or register the transfer of a Note. In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms: CHECK ONE BOX BELOW (1)  to the Issuer; (2)  pursuant to a registration statement that has been declared effective under the U.S. Securities Act of 1933, as amended; (3)  for so long as the Notes are eligible for resale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended, to a person it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; (4)  pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended; or (5)  pursuant to another available exemption from the registration requirements of the U.S. Securities Act of 1933, as amended. Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer and the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to each of them to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933, as amended. Date: _________________________________________ Your Signature: __________________________________________________________________________ Sign exactly as your name appears on the other side of this certificate. Signature Guarantee*: ________________________________________________________ *(Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee) TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED. A-2-13 EU-DOCS\26039728.6

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Date: _________________________________________ Your Signature: __________________________________________________________________________ (to be executed by an executive officer of purchaser) A-2-14 EU-DOCS\26039728.6

[TO BE ATTACHED TO GLOBAL NOTES] [FORM OF SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE] The initial principal amount of this Global Note is $[  ]. The following increases or decreases in this Global Note have been made: Principal amount Amount of of Amount of Increase this Global Note Signature of Decrease in in Principal following such authorized Date of Principal Amount Amount of this decrease or signatory of Trustee Increase/Decrease of this Global Note Global Note increase or Paying Agent A-2-15 EU-DOCS\26039728.6

[FORM OF OPTION OF HOLDER TO ELECT PURCHASE] If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.03 (Change of Control) or Section 4.08 (Limitation on Sales of Assets and Subsidiary Stock) of the Indenture, check the box: Asset Disposition  Change of Control  If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.03 or Section 4.08 of the Indenture, state the amount (minimum amount of $200,000): $ ____________________________ Date: ______________________ Date: _________________________________________ Your Signature: __________________________________________________________________________ (Sign exactly as your name appears on the other side of the Note) Signature Guarantee*: ________________________________________________________________ *(Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee) A-2-16 EU-DOCS\26039728.6

EXHIBIT B FORM OF CERTIFICATE OF TRANSFER [Issuer address block] [Trustee/Registrar address block] Re: 7.375% Senior Secured Notes due 2027 of BidFair MergeRight Inc. Reference is hereby made to the Indenture (the “Indenture”), dated as of [ ], 2019, among [ ], a Delaware corporation (the “Issuer”), the Initial Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and paying agent, transfer agent and registrar, and Deutsche Bank Trust Company Americas, as collateral agent (the “Notes Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. _______________, (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $________________ in such Note[s] or interests (the “Transfer”), to _____________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that: [CHECK ALL THAT APPLY] 1.  Check if Transferee will take delivery of a Book-Entry Interest in the 144A Global Note or a Definitive Registered Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or the Book-Entry Interest or Definitive Registered Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or the Book-Entry Interest or Definitive Registered Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act in a transaction meeting the requirements of Rule 144A under the U.S. Securities Act and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or the Book-Entry Interest or Definitive Registered Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Registered Note and in the Indenture and the U.S. Securities Act. 2.  Check if Transferee will take delivery of a Book-Entry Interest in the Regulation S Global Note or a Definitive Registered Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the U.S. Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market, (ii) such Transferor does not know that the transaction was prearranged with a buyer in the United States, (iii) no directed selling efforts have been made in connection with the Transfer in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the U.S. Securities Act, (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act and (v) if the proposed transfer is being effected prior to the expiration of a Restricted Period, the transferee is not a U.S. Person, as such term is defined pursuant to Regulation S of the Securities Act, and will take delivery only as a Book-Entry Interest so transferred through DTC. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred Book-Entry Interest or Definitive Registered Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed B-1 EU-DOCS\26039728.6 on the Regulation S Global Note and/or the Definitive Registered Note and in the Indenture and the U.S. Securities Act. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. 3.  Check and complete if Transferee will take delivery of a Book-Entry Interest in a Global Note or a Definitive Registered Note pursuant to any provision of the U.S. Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to Book-Entry Interests in Global Notes and Definitive Registered Notes and pursuant to and in accordance with the U.S. Securities Act and any applicable blue sky securities laws of any state of the United States. ________________________________ [Insert Name of Transferor] By: _________________________________ Name: Title: Dated: ________________________________ B-2 EU-DOCS\26039728.6

ANNEX A TO CERTIFICATE OF TRANSFER 1. The Transferor owns and proposes to transfer the following: [CHECK ONE]  a Book-Entry Interest in the: (i)  144A Global Note ([Common Code][ISIN][CUSIP] ____________), or (ii)  Regulation S Global Note ([Common Code][ISIN][CUSIP] _________). 2. After the Transfer the Transferee will hold: [CHECK ONE]  a Book-Entry Interest in the: (i)  144A Global Note ([Common Code][ISIN][CUSIP] ____________), or (ii)  Regulation S Global Note ([Common Code][ISIN][CUSIP] _________). in accordance with the terms of the Indenture. B-3 EU-DOCS\26039728.6

EXHIBIT C FORM OF CERTIFICATE OF EXCHANGE [Issuer address block] [Trustee/Registrar address block] Re: 7.375% Senior Secured Notes due 2027 of BidFair MergeRight Inc. (ISIN ________; Common Code _______; CUSIP __________) Reference is hereby made to the Indenture (the “Indenture”), dated as of [ ], 2019, among [ ], a Delaware corporation (the “Issuer”), the Initial Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and paying agent, transfer agent and registrar, and Deutsche Bank Trust Company Americas, as collateral agent (the “Notes Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. __________________, (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $ ____________ in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that: 1.  Check if Exchange is from Book-Entry Interest in a Global Note for Definitive Registered Notes. In connection with the Exchange of the Owner’s Book-Entry Interest in a Global Note for Definitive Registered Notes in an equal amount, the Owner hereby certifies that such Definitive Registered Notes are being acquired for the Owner’s own account without transfer. The Definitive Registered Notes issued pursuant to the Exchange will bear the Private Placement Legend and will be subject to restrictions on transfer enumerated in the Indenture and the U.S. Securities Act. 2.  Check if Exchange is from Definitive Registered Notes for Book-Entry Interest in a Global Note. In connection with the Exchange of the Owner’s Definitive Registered Notes for Book-Entry Interest in a Global Note in an equal amount, the Owner hereby certifies that such Book- Entry Interest in a Global Note are being acquired for the Owner’s own account without transfer. The Book-Entry Interests transferred in exchange will be subject to restrictions on transfer enumerated in the Indenture and the U.S. Securities Act. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. ________________________________ [Insert Name of Transferor] By: _________________________________ Name: Title: Dated: ________________________________ C-1 EU-DOCS\26039728.6

ANNEX A TO CERTIFICATE OF EXCHANGE 1. The Owner owns and proposes to exchange the following: [CHECK ONE OF (a) OR (b)] (a)  a Book-Entry Interest held through DTC Account No. _________in the: (i)  144A Global Note ([Common Code][ISIN][CUSIP] __________), or (ii)  Regulation S Global Note ([Common Code][ISIN][CUSIP] ________), or (b)  a Definitive Registered Note. 2. After the Exchange the Owner will hold: [CHECK ONE OF (a) OR (b)] (a)  a Book-Entry Interest held through DTC Account No. _________ in the: (i)  144A Global Note ([Common Code][ISIN][CUSIP] ________), or (ii)  Regulation S Global Note ([Common Code][ISIN][CUSIP] _________), or (b)  a Definitive Registered Note. in accordance with the terms of the Indenture. C-2 EU-DOCS\26039728.6

EXHIBIT D FORM OF SUPPLEMENTAL INDENTURE SUPPLEMENTAL INDENTURE dated as of [ ], among [GUARANTOR] (the “New Guarantor”), [ ] (together with its successors and assigns, the “Issuer”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and notes collateral agent (the “Notes Collateral Agent”) under the Indenture referred to below. WITNESSETH: WHEREAS, the Issuer, the Trustee, the Notes Collateral Agent and the other parties thereto have heretofore executed and delivered an indenture, dated as of [ ], 2019 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of the 7.375% Senior Secured Notes due 2027 (the “Notes”) WHEREAS, pursuant to Sections 9.01, 9.05 and 10.05 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture; WHEREAS, the New Guarantor is a Restricted Subsidiary of the Issuer; WHEREAS, each party hereto has duly authorized the execution and delivery of this Supplemental Indenture and has done all things necessary to make this Supplemental Indenture a valid agreement in accordance with its terms; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuer, the Trustee and the Notes Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows: ARTICLE 1 Defined Terms Section 1.01 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital thereto are used herein as therein defined. The words “herein,” “hereof’ and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof. ARTICLE 2 Obligations and Agreements; Agreement to be Bound; Agreement to Guarantee; Limitations Section 2.01 Obligations and Agreements. The New Guarantor hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. Section 2.02 Agreement to be Bound. The New Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture. Section 2.03 Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all other Guarantors on the date hereof, to unconditionally guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 and Article 12 of the Indenture. Section 2.04 Limitations on Note Guarantee. [insert as applicable] D-1 EU-DOCS\26039728.6

ARTICLE 3 Miscellaneous Section 3.01 Notices. All notices and other communications to the New Guarantor shall be given as provided in the Indenture, at its address set forth below, with a copy to the Issuer as provided in the Indenture for notices to the Issuer [ ]. Section 3.02 Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders, the Trustee and the Notes Collateral Agent, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained. Section 3.03 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 3.04 Jurisdiction. The New Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against it arising out of or based upon this Supplemental Indenture or the transactions contemplated hereby may be instituted in any U.S. Federal or state court in the Borough of Manhattan, The City of New York court and (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding. Section 3.05 Severability Clause. In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law. Section 3.06 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Neither the Trustee nor the Notes Collateral Agent makes any representation or warranty as to the validity or sufficiency of this Supplemental Indenture. Section 3.07 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. Section 3.08 Headings. The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. Section 3.09 Successors. All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their successors and assigns, whether so expressed or not. Section 3.10 Trustee and the Notes Collateral Agent. The Trustee and the Notes Collateral Agent shall not be responsible for or in respect of the sufficiency of this Supplemental Indenture or for or in respect of the recitals herein, which have been made by the Issuer and the New Guarantor. D-2 EU-DOCS\26039728.6

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above. [NEW GUARANTOR] By: __________________________________ Name: Title: BIDFAIR MERGERIGHT INC., as Issuer By: __________________________________ Name: Title: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: __________________________________ Name: Title: By: __________________________________ Name: Title: D-3 EU-DOCS\26039728.6

EXHIBIT E AGREED SECURITY PRINCIPLES 1. Agreed Security Principles (a) The Note Guarantees and security to be provided under the Indenture by any Non-U.S. Guarantor or by the Issuer and any U.S. Guarantor with respect to Notes Collateral located outside the United States, any state thereof or the District of Columbia will be given in accordance with the security principles set out in this Exhibit E (the “Agreed Security Principles”). For the avoidance of doubt, the Agreed Security Principles shall not apply to any Note Guarantees to be provided under the Indenture by the Issuer and any U.S. Guarantor, nor to any security to be provided by the Issuer and any U.S. Guarantor under a Notes Security Document which is governed by the laws of the United States, any state thereof or the District of Columbia. Any security given by a Non-U.S. Guarantor over shares in a Domestic Subsidiary or other assets located in the United States, any state thereof or the District of Columbia shall be subject to the Agreed Security Principles and further be subject to the Indenture. This Exhibit E identifies the Agreed Security Principles and addresses the manner in which the Agreed Security Principles will impact on and determine the extent of the Notes Guarantees and security proposed to be provided in relation to the Obligations of the Issuer and the Gurantors under the Indenture, the Notes and the Note Guarantees (the “Notes Obligations”). For purposes of these Agreed Security Principles, “Acceleration Event” means the occurrence of an acceleration of the Notes Obligations under Section 6.02 of the Indenture. (b) The Agreed Security Principles embody a recognition by all parties that there may be certain legal and practical difficulties in obtaining effective or commercially reasonable guarantees and/or security from all relevant members of the group constituted by Parent Guarantor and the Group in each jurisdiction in which it has been agreed that guarantees and security will be granted by those members. In particular: (1) general legal and statutory limitations, regulatory restrictions, financial assistance, corporate benefit, fraudulent preference, equitable subordination, “transfer pricing,” “thin capitalization,” “earnings stripping,” “controlled foreign corporation” and other non-U.S. tax restrictions, “exchange control restrictions” and “capital maintenance” rules, tax restrictions, retention of title claims, employee consultation or approval requirements and similar principles may limit the ability of a member of the Group to provide a guarantee or security or may require that the guarantee or security be limited as to amount or otherwise and, if so, the guarantee or security will be limited accordingly, provided that, to the extent requested by the Trustee and/or the Notes Collateral Agent before signing any applicable Notes Security Document, joinder, supplemental indenture or accession certificate, the relevant member of the Group shall use commercially reasonable efforts (but without incurring material cost and without adverse impact on relationships with third parties) to overcome any such obstacle or otherwise such supplemental indenture in respect of a Note Guarantee or Notes Security Document shall be subject to such limit; (2) a key factor in determining whether or not a guarantee or security will be taken (and in respect of the security, the extent of its perfection and/or registration) is the applicable time and cost (including adverse effects on non-U.S. taxes, interest deductibility, stamp duty, registration taxes, notarial costs and all applicable legal fees) which will not be disproportionate to the benefit accruing to the Secured Parties of obtaining such guarantee or security (as reasonably determined by the Borrower); (3) members of the Group will not be required to give Note Guarantees or enter into Notes Security Documents if they are not wholly-owned by another member of the Group or if it is not within the legal capacity of the relevant members of the Group or if it would conflict with the fiduciary or statutory duties of their directors or contravene any applicable legal, regulatory or contractual prohibition or restriction or have the potential to result in a material risk of personal or criminal liability for any director or officer of or for any member of the Group, provided that, to the E-1 EU-DOCS\26039728.6 extent requested by the Trustee and/or the Notes Collateral Agent before signing any applicable Notes Security Document or supplemental indenture, the relevant member of the Group shall use commercially reasonable efforts (but without incurring material cost and without adverse impact on relationships with third parties) to overcome any such obstacle or otherwise such security document shall be subject to such limit; (4) the maximum granted or secured amount may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit of increasing the guaranteed or secured amount is disproportionate to the level of such fee, taxes and duties; (5) where a class of assets to be secured includes material and immaterial assets, if the cost of granting security over the immaterial assets is disproportionate to the benefit of such security, security will be granted over the material assets only; (6) it is expressly acknowledged that it may be either impossible or impractical to create security over certain categories of assets in which event security will not be taken over such assets; (7) any asset subject to a legal requirement, contract, lease, license, instrument or other third party arrangement, which may prevent or condition the asset from being charged, secured or being subject to the applicable Notes Security Document (including requiring a consent of any third party, supervisory board or works council (or equivalent)) and any asset which, if subject to the applicable Notes Security Document, would give a third party the right to terminate or otherwise amend any rights, benefits and/or obligations with respect to any member of the Group in respect of the asset or require the grantor to take any action (other than the granting and perfection of the guarantee and security interest itself) materially adverse to the interests of the Group or any member thereof, in each case will be excluded from a Note Guarantee or Notes Security Document, provided that the Group shall use commercially reasonable efforts to obtain consent to charging any asset (where otherwise prohibited) if the Trustee and/or the Notes Collateral Agent specifies prior to the date of the applicable Notes Security Document, joinder, supplemental indenture or accession certificate that the asset is material and the Issuer is satisfied (acting reasonably) that such commercially reasonable efforts will not involve placing relationships with third parties in jeopardy save that, unless prohibited, this shall not prevent security from being given over any receipt or recovery under the relevant contract, lease or license; (8) the giving of a guarantee, the granting of security and the registration and/or the perfection of the security granted will not be required if it would have a material adverse effect on the ability of the relevant member of the Group to conduct its operations and business in the ordinary course as otherwise permitted by the Indenture (including dealing with the secured assets and all contractual counterparties or amending, waiving or terminating (or allowing to lapse) any rights, benefits or obligations, in each case prior to an Acceleration Event which is continuing), and any requirement under the Agreed Security Principles to seek consent of any Person or take or not take any other action shall be subject to this paragraph (8); (9) any Notes Security Document will only be required to be notarized if required by law in order for the relevant security to become effective or admissible in evidence; (10) no guarantee from, or security will be required to be given by, Persons or over (and no consent shall be required to be sought with respect to) assets which are required to support Acquired Indebtedness to the extent such Acquired Indebtedness is permitted by the Indenture to remain outstanding after an acquisition. No member of a target group acquired pursuant to an acquisition not prohibited by the Indenture shall be required to become a Guarantor or grant security in favor of the Notes Obligations if prevented by the terms of the documentation governing that acquired Indebtedness; no security will be granted over any asset secured for the benefit of any Indebtedness permitted to be incurred under Section 4.04 of the Indenture (other than Indebtedness constituting Notes Obligations) D-2 EU-DOCS\26039728.6 and/or to the extent constituting Liens permitted to be incurred under Section 4.06 of the Indenture (other than Liens securing the Notes Obligations); (11) to the extent possible and unless required by applicable law, there should be no action required to be taken in relation to the Note Guarantees or the Notes Security Documents when any Holder transfers any of its Notes to a new Holder (and, unless explicitly agreed to the contrary in the Indenture, no member of the Group shall bear or otherwise be liable for any taxes, any notarial, registration or perfection fees or any other costs, fees or expenses that result from any transfer by a Secured Party); (12) no title investigations or other diligence on assets will be required and no title insurance will be required; (13) security will not be required over any assets subject to security in favor of a third party or any cash constituting regulatory capital or customer cash (and shall be excluded from any relevant Notes Security Document); (14) to the extent legally effective, all security will be given in favor of the Notes Collateral Agent and not the Secured Parties individually (with the Notes Collateral Agent to hold one set of security documents for all the Secured Parties); (15) “parallel debt” provisions will be used where necessary; and (16) the Secured Parties (or any agent or similar representative appointed by them at the relevant time) will not be able to exercise any power of attorney or set-off granted to them under the terms of the Indenture prior to the occurrence of an Acceleration Event which is continuing (unless, in the case of a power of attorney the Issuer or the relevant Guarantor has failed to comply with a further assurance or perfection obligation (and any grace period applicable thereto has expired)). (c) Notwithstanding any term of any Notes Document, (1) no Obligation under any Notes Document may be guaranteed by any Excluded Subsidiary or secured by any Excluded Asset (other than any Excluded Asset referred to under clause (o) of the definition thereof); and (2) Security by Non-U.S. Guarantor shall only by required to be provided: (A) in respect of any Subsidiary Guarantor incorporated under the laws of England and Wales (a “U.K. Guarantor”), pursuant to an English law debenture (in respect of, and including a floating charge over, all of its assets and an English law share mortgage (in respect of the shares in that Subsidiary Guarantor and a foreign law share pledge (in respect of the shares held by that U.K. Guarantor in any other Restricted Subsidiary located in a Covered Jurisdiction), and no collateral over any other asset or class of asset shall be required; (B) in respect of any Subsidiary Guarantor organized under the laws of Hong Kong, pursuant to a Hong Kong law debenture (in respect of, and including a floating charge over, all of its assets) and a Hong Kong law share mortgage (in respect of the shares in that Subsidiary Guarantor), and no collateral over any other asset or class of asset shall be required; (C) in respect of any Subsidiary Guarantor organized under the laws of Luxembourg, pursuant to a Luxemburg law governed receivables pledge agreement over the intercompany receivables owed by Restricted Subsidiaries, a Luxembourg law governed share pledge agreement in respect of shares of that Luxembourg Subsidiary Guarantor and a foreign law share pledge (in respect of the shares held by that D-3 EU-DOCS\26039728.6

Subsidiary Guarantor in any other Restricted Subsidiary located in any other Covered Jurisdiction), and no collateral over any other asset or class of asset shall be required; and (D) in respect of any Non-U.S. Guarantor organized under the laws of any other Covered Jurisdiction, over such assets or classes of asset as mutually agreed between the Issuer and the Trustee. 2. Guarantees Subject to the guarantee limitations set out in the Notes Documents or any applicable supplemental indenture, each Note Guarantee will be an upstream, cross-stream and downstream guarantee for all liabilities of the Issuer and the Guarantors under the Indenture and the Notes in accordance with, and subject to, the requirements of these Agreed Security Principles in each relevant jurisdiction (references to “security” to be read for this purpose as including guarantees). Security documents will secure the guarantee obligations of the relevant security provider or, if such security is provided on a third party basis, all liabilities of the Issuer and the Guarantors under the Indenture and the Notes, in each case in accordance with, and subject to, the requirements of these Agreed Security Principles in each relevant jurisdiction. 3. Governing law and scope (a) To the extent otherwise consistent with these Agreed Security Principles and subject to the provisions of the Notes Documents, guarantees and security will be provided only by members of the Group organized in the United States, any state thereof or the District of Columbia, England and Wales, Luxembourg, Hong Kong and other jurisdictions notified by the Issuer to the Trustee and mutually agreed by the Issuer and the Trustee (“Covered Jurisdictions”). To the extent neither the Issuer nor any Guarantor is organized in a Covered Jurisdiction, such jurisdiction shall cease to be a Covered Jurisdiction. (b) All security (other than share security over members of the Group incorporated in a Covered Jurisdiction and security over any intercompany loans between members of the Group) will be governed by the law of the jurisdiction of incorporation of the applicable Grantor and no action in relation to security (including any perfection step, further assurance step, filing or registration) will be required in jurisdictions where the Grantor is not incorporated. Share security over any Subsidiary incorporated in a Covered Jurisdiction will be governed by the law of that Covered Jurisdiction. Any security over an intercompany loan between any members of the Group will be governed by either (i) the governing law of the relevant intercompany loan document or (ii) the governing law of the place of incorporation of the relevant lender of the intercompany loan, in each case, only to the extent such governing law is within a Covered Jurisdiction. 4. Terms of security documents The following principles will be reflected in the terms of any security taken in favor of the Notes Obligations: (a) the security will be first ranking, to the extent possible; (b) security will not be enforceable until the occurrence of an Acceleration Event; (c) the beneficiaries of the security or the Trustee will only be able to exercise a power of attorney following the occurrence of an Acceleration Event which is continuing or where the Issuer or the relevant Guarantor has failed to comply with a further assurance or perfection obligation (and any grace period applicable thereto has expired); D-4 EU-DOCS\26039728.6

(d) the Notes Security Documents should only operate to create security rather than to impose new commercial obligations or repeat clauses in other Notes Documents; accordingly (i) they should not contain additional representations, undertakings or indemnities (including, without limitation, in respect of insurance, information, maintenance or protection of assets or the payment of fees, costs and expenses) unless these are the same as or consistent with those contained in the Indenture and are required for the creation or perfection of security (or to maintain the security interest created thereby); and (ii) nothing in any Notes Security Document shall (or be construed to) prohibit any transaction, matter or other step (or a Grantor taking or entering into the same or dealing in any manner whatsoever in relation to any asset (including all rights, claims, benefits, proceeds and documentation, and contractual counterparties in relation thereto)) the subject of (or expressed to be the subject of) the security agreement if not prohibited by the terms of the other Notes Documents; (e) no security will be granted over parts, stock, moveable plant, equipment or receivables if it would require labelling, segregation or periodic listing or specification of such parts, stock, moveable plant, equipment or receivables; (f) in no event shall control agreements (or perfection by control or similar arrangements) be required with respect to any assets (including deposit or securities accounts) (unless the Notes Documents expressly provide for any specific account (by reference to its purpose) to be subject to specific restrictions on use); (g) security will, where possible and practical, automatically create security over future assets of the same type as those already secured; where applicable Law requires supplemental pledges or notices to be delivered in respect of future acquired assets in order for effective security to be created over that class of asset, such supplemental pledges or notices will be provided only upon request of the Trustee and at intervals no more frequent than annually (unless required more frequently under applicable law); and (h) each security document must contain a clause which records that if there is a conflict between any Notes Security Document and the Indenture or any Intercreditor Agreement then (to the fullest extent permitted by law) the provisions of the Indenture or (as applicable) such Intercreditor Agreement will take priority over the provisions of such Notes Security Document. 5. Bank accounts (a) If the Issuer or a Guarantor grants security over its material bank accounts it will be free to deal, operate and transact business in relation to those accounts (including opening and closing accounts) until the occurrence of an Acceleration Event which is continuing (unless the Notes Documents expressly provide for any specific account (by reference to its purpose) to be subject to specific restrictions on use). For the avoidance of doubt, (unless the Notes Documents expressly provide for any specific account (by reference to its purpose) to be subject to specific restrictions on use) there will be no “fixed” security over bank accounts, cash or receivables or any obligation to hold or pay cash or receivables in a particular account until the occurrence of an Acceleration Event which is continuing. (b) Where “fixed” security is required, if required by applicable Law to perfect the security and if possible without disrupting operation of the account, notice of the security will be served on the account bank in relation to applicable accounts within 10 Business Days of the date of the applicable Notes Security Document (or accession thereto) and the applicable Grantor will use its commercially reasonable efforts to obtain an acknowledgement of that notice within 20 Business Days of service. If the applicable Grantor has used its commercially reasonable efforts but has not been able to obtain acknowledgement or acceptance its obligation to obtain acknowledgement will cease on the expiry of that 20 Business Day period. Irrespective of whether notice of the security is required for perfection, if the service of notice would prevent any member of the Group from using a bank account in the course of its business no notice of security will be served until the occurrence of an Acceleration Event which is continuing. D-5 EU-DOCS\26039728.6

(c) Any security over bank accounts will be subject to any security interests in favor of the account bank which are created either by law or in the standard terms and conditions of the account bank. No Grantor will be required to change its banking arrangements or standard terms and conditions in connection with the granting of bank account security. (d) If required under applicable law, security over bank accounts will be registered subject to the general principles set out in these Agreed Security Principles. 6. Fixed assets If a Loan Party grants security over its material fixed assets it will be free to deal with those assets in the course of its business until the occurrence of an Acceleration Event which is continuing. No notice, whether to third parties or by attaching a notice to the fixed assets, will be prepared or given until the occurrence of an Acceleration Event which is continuing. 7. Insurance policies A member of the Group may grant security over its material insurance policies (excluding any third party liability or public liability insurance and any directors and officers insurance provided that the relevant insurance policy allows security to be so granted). Notice of any security interest over insurance policies will only be served on an insurer of the Group assets upon written request of the Administrative Agent, which may only be given after the occurrence of an Acceleration Event which is continuing. Prior to an Acceleration Event which is continuing, no loss payee or other endorsement will be made on the insurance policy and no Secured Party will be named as coinsured. 8. Intellectual property (a) No security will be granted over any intellectual property which cannot be secured under the terms of the relevant licensing agreement. (b) If security is granted over the relevant material intellectual property, the Grantor shall be free to deal with, use, license and otherwise commercialize those assets in the course of its business (including allowing its intellectual property to lapse if no longer material to its business) until an Acceleration Event which is continuing. (c) Notice of any security interest over intellectual property will only be served on a third party from whom intellectual property is licensed upon written request of the Trustee, which may only be given after the occurrence of an Acceleration Event which is continuing. Subject to the following sentence, no intellectual property security will be required to be registered under the law of that security document, the law where the grantor is regulated, or at any applicable supra-national registry. If required under local law for the perfection of the security and subject always to the general principles set out in these Agreed Security Principles, security over intellectual property will be registered in the registry of the jurisdiction in which the Grantor of the security is resident or at a relevant supra-national registry (such as the European Union). Security over intellectual property rights will be taken on an “as is, where is” basis and the Group will not be required to procure any changes to, or corrections of filings on, external registers. 9. Receivables If the Issuer or a Guarantor grants security over any of its receivables it will be free to deal with, amend, waive or terminate those receivables in the course of its business until the occurrence of an Acceleration Event which is continuing. No notice of security may be prepared or served until the occurrence of an Acceleration Event which is continuing. Any list of receivables will not include details of the underlying contracts and will not be required to be updated. If required under applicable Law, security over receivables will be registered subject to the general principles set out in these Agreed Security Principles. D-6 EU-DOCS\26039728.6

10. Shares (a) Security over shares will be limited to those over the Issuer, a Guarantor or a Restricted Subsidiary other than an Immaterial Subsidiary, or an Excluded Subsidiary (other than to the extent such shares would not constitute an Excluded Asset pursuant to clause (l) of the definition thereof). (b) Until an Acceleration Event has occurred and is continuing, the legal title of the shares will remain with the relevant Grantor (unless transfer of title on granting such security is customary in the applicable jurisdiction) and any Grantor of share security will be permitted to retain and to exercise voting rights and powers in relation to any shares and other related rights charged by it and receive, own and retain all assets and proceeds in relation thereto without restriction or condition provided that any exercise of rights does not materially adversely affect the validity or enforceability of the security over the shares or cause an Event of Default to occur. (c) Where customary and applicable as a matter of law, on, or as soon as reasonably practicable following execution of the applicable Notes Security Document, joinder, supplement or accession certificate, the applicable share certificate (or other documents evidencing title to the relevant shares) and a stock transfer form executed in blank (or applicable Law equivalent) will be provided to the Administrative Agent. (d) Unless the restriction is required by law or regulation, the constitutional documents of the Issuer, a Guarantor or Restricted Subsidiary whose shares are to be charged will be amended to remove any restriction on the transfer or the registration of the transfer of the shares on the taking or enforcement of the security granted over them. D-7 EU-DOCS\26039728.6